As filed with the Securities and Exchange Commission on April 29, 2005
                                                       1933 Act File No. 2-27962
                                                      1940 Act File No. 811-1545
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 74
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 61

                      EATON VANCE SPECIAL INVESTMENT TRUST
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)


If appropriate, check the following box:

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 2, 2005 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

This post effective amendment designates a new effective date for a previously filed post-effective amendment.

Capital Growth Portfolio, Emerging Markets Portfolio, Investment Grade Income Portfolio, Large-Cap Core Portfolio, Large-Cap Value Portfolio, Small-Cap Growth Portfolio, South Asia Portfolio, Special Equities Portfolio and Utilities Portfolio have also executed this Registration Statement.
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
LOGO








                            Eaton Vance Balanced Fund
     A diversified fund seeking current income and long-term capital growth

                         Eaton Vance Large-Cap Core Fund
                     A diversified fund seeking total return

                        Eaton Vance Large-Cap Value Fund
                     A diversified fund seeking total return

                        Eaton Vance Small-Cap Growth Fund
            A diversified fund seeking long-term capital appreciation

                        Eaton Vance Small-Cap Value Fund
                A diversified fund seeking long-term total return

                        Eaton Vance Special Equities Fund
                  A diversified fund seeking growth of capital

                           Eaton Vance Utilities Fund
                     A diversified fund seeking total return


                                Prospectus Dated
                                   May 2, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




       This prospectus contains important information about the Funds and the services available to shareholders.
                          Please save it for reference.

Table of Contents


Fund Summaries.................................................3

    Performance Information ...................................5

      Balanced Fund............................................5

      Large-Cap Core Fund......................................6

      Large-Cap Value Fund.....................................7

      Small-Cap Growth Fund ...................................8

      Small-Cap Value Fund.....................................9

      Special Equities Fund...................................10

      Utilities Fund..........................................11

    Fund Fees and Expenses....................................12

Investment Objectives & Principal Policies and Risks..........16

Management and Organization...................................20

Valuing Shares................................................22

Purchasing Shares.............................................22

Sales Charges.................................................25

Redeeming Shares..............................................27

Shareholder Account Features..................................27

Tax Information...............................................29

Financial Highlights..........................................30

    Balanced Fund.............................................30

    Large-Cap Core Fund.......................................32

    Large-Cap Value Fund......................................33

    Small-Cap Growth Fund.....................................34

    Small-Cap Value Fund .....................................36

    Special Equities Fund.....................................37

    Utilities Fund............................................39

FUND SUMMARIES

This page summarizes the investment objective and principal strategies and risks of each Fund. Information about the performance, fees and expenses of each Fund is presented on the pages that follow.

Investment Objectives and Principal Strategies

Eaton Vance Balanced Fund. Balanced Fund's investment objective is to provide current income and long-term growth of capital. The Fund allocates its assets between common stocks and fixed-income securities. The Fund usually invests between 50% and 75% of its net assets in common stocks and between 25% and 50% of its net assets in fixed-income securities (primarily corporate bonds, U.S. Government securities, mortgage-backed and asset-backed securities, and short-term investments). Fixed-income securities may be of any investment quality, but investment in securities rated below investment grade will be limited to not more than 5% of total assets. Balanced Fund currently pursues its objective by investing its assets in three diversified investment portfolios that invest primarily in growth stocks, large-cap value stocks and investment grade fixed-income securities.

Eaton Vance Large-Cap Core Fund. Large-Cap Core Fund's investment objective is to seek total return. The Fund invests in a broadly diversified selection of equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in large-cap companies, which are companies with a market capitalization equal to or greater than the median capitalization of companies included in the S&P 500 Index.

Eaton Vance Large-Cap Value Fund. Large-Cap Value Fund's investment objective is to seek total return. The Fund invests primarily in value stocks of large-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the overall stock market. The portfolio manager generally considers large-cap companies to be those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. The Fund normally invests at least 80% of its net assets in equity securities of large-cap companies. The Fund primarily invests in dividend-paying stocks. If Fund (and class) expenses exceed income, Fund shareholders will not receive income distributions. The Fund may invest in convertible debt securities (including securities rated below investment grade). The Fund may also invest in real estate investment trusts for income.

Eaton Vance Small-Cap Growth Fund. Small-Cap Growth Fund's investment objective is to seek long-term capital appreciation. The Fund invests primarily in common stocks of small-cap companies that, in the opinion of the investment adviser, are expected to achieve earnings growth over the long-term that substantially exceeds the average of all publicly traded companies in the United States. The portfolio manager generally considers small-cap companies to be those companies with market capitalizations comparable to those of companies included in the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"). The Fund normally invests at least 80% of its net assets in equity securities of small-cap companies.

Eaton Vance Small-Cap Value Fund. Small-Cap Value Fund's investment objective is to seek long-term total return. The Fund invests in a diversified portfolio of value stocks of small-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are undervalued or inexpensive relative to the overall stock market. Small-cap companies are companies with market capitalizations comparable to those of companies included in the S&P 600 Index. The Fund normally invests at least 80% of its net assets in equity securities of small-cap companies.

Eaton Vance Special Equities Fund. Special Equities Fund's investment objective is to provide growth of capital. The Fund invests primarily in common stocks of emerging growth companies. Emerging growth companies are companies that the investment adviser expects to achieve earnings growth over the long term that substantially exceeds the average of all publicly traded companies in the United States. Many emerging growth companies acquired by the Fund have market capitalizations comparable to those of companies included in the S&P 600 Index, but the Fund may also invest in larger or smaller companies that the investment adviser believes have emerging growth characteristics.

Eaton Vance Utilities Fund. Utilities Fund's investment objective is to seek total return. The amount of income versus capital growth contributing to the Fund's total return will vary. The Fund invests principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of utilities companies, including (among others) producers and distributors of gas power and electric energy, and communications service providers. The Fund may also invest up to 20% of its net assets in fixed-income securities (including up to 10% of its net assets in lower rated fixed-income securities).

Common Practices. Each Fund may invest up to 25% of its total assets in foreign securities. Each Fund may at times engage in derivatives transactions (such as futures contracts and options, forward currency exchange contracts, covered short sales and equity swaps) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. Each Fund (except Small-Cap Value Fund) currently invests its assets in one or more separate registered investment companies (each a "Portfolio"). Except in the case of Balanced Fund, each Fund that invests in a Portfolio has the same investment objective and policies as that Portfolio.

Principal Risk Factors

The value of Fund shares is sensitive to stock market volatility. If there is a general decline in the value of U.S. stocks, the value of a Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because each Fund may invest a portion of its assets in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and developments abroad. The use of derivative transactions is subject to certain limitations and may expose a Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or market movements.

Because Balanced Fund, Large-Cap Value Fund and Utilities Fund may invest in fixed-income securities, the value of Fund shares may be sensitive to increases in prevailing interest rates and the creditworthiness of issuers. Unscheduled prepayments of mortgage-backed or asset-backed securities held by Balanced Fund may result in a loss of income if the proceeds are invested in lower yielding securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of a default. Fixed-income securities rated below investment grade (so-called "junk bonds") may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations.

Shares of Small-Cap Growth Fund, Small-Cap Value Fund and Special Equities Fund are sensitive to factors affecting small and emerging companies. The securities of such companies are subject to greater price fluctuation and investment risk than securities of more established companies. Some of these companies are in market sectors (such as the technology and health care sectors) that historically have been more volatile than other market sectors.

Value stocks held by Balanced Fund, Large-Cap Value Fund and Small-Cap Value Fund may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. Value stocks may not achieve their expected financial potential.

Utilities Fund concentrates in the utilities industries, so the value of Fund shares will be affected by events that adversely affect those industries. Utility companies are sensitive to changes in interest rates and other economic conditions, governmental regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, increased risk and competition in deregulated sectors, and the cost and delay of technological developments (including those associated with nuclear energy). In addition, securities of utility companies in the telecommunications sector and related sectors are volatile and may underperform in a sluggish economy. Changes in the utilities industries and in the dividend policies of utility companies could make it difficult for the Fund to provide a meaningful level of income. Because the Fund concentrates its investments, the value of Fund shares may fluctuate more than if the Fund invested in a broader variety of industries.

No Fund is a complete investment program and you may lose money by investing. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shareholders may realize substantial losses and should invest for the long term.

                            Eaton Vance Balanced Fund

Performance Information. The following bar chart and table provide information about Balanced Fund's performance for each calendar year ended December 31, 2004. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a broad-based index of domestic equity stocks and a diversified, unmanaged index of corporate and U.S. government bonds. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


29.69%  13.61%  21.60%  13.43%  1.45%  -0.11%  -2.36%  -14.70%  22.04%  11.57%
------  ------  ------  ------  -----  ------  ------  -------  ------  ------
1995    1996    1997    1998    1999   2000    2001    2002     2003    2004


During the ten years ended December 31, 2004, the highest quarterly total return for Class A was 16.17% for the quarter ended June 30, 2003, and the lowest quarterly return was -14.59% for the quarter ended September 30, 2001.

                                                                                                     One        Five        Ten
Average Annual Total Return as of December 31, 2004                                                  Year       Years       Years
------------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                          5.13%      1.33%       8.22%
Class A Return After Taxes on Distributions                                                          4.88%      0.01%       5.78%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                           3.55%      0.59%       5.92%
Class B Return Before Taxes                                                                          5.63%      1.37%       7.92%
Class C Return Before Taxes                                                                          9.66%      1.73%       7.62%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)                                  10.87%     -2.30%      12.07%
Lehman Brothers U.S. Government/Credit Index (reflects no deductions for fees, expenses or taxes)    4.19%      8.00%       7.08%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The S&P 500 Index is a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. The Lehman Brothers U.S. Government/Credit Index is a diversified, unmanaged index of corporate and U.S. government bonds. Investors cannot invest directly in an Index. (Source for S&P 500 Index and Lehman Brothers U.S. Government/Credit Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                         Eaton Vance Large-Cap Core Fund

Performance Information. The following bar chart and table provide information about Large-Cap Core Fund's performance for the calendar years ended December 31, 2004. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a broad-based index of domestic equity stocks. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The Fund's performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.


23.53%  10.37%      During the period from  December  31,  2002 to December  31,
------  ------      2004,  the highest  quarterly  total  return for Class A was
2003    2004        12.85% for the quarter  ended June 30, 2003,  and the lowest quarterly return was -3.79% for the quarter ended March 31, 2003.

                                                                                One          Life of
Average Annual Total Return as of December 31, 2004                             Year          Fund
--------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                      3.99%        15.13%
Class A Return After Taxes on Distributions                                      3.91%        15.09%
Class A Return After Taxes on Distributions and the Sale of Class A Shares       2.71%        13.02%
Class B Return Before Taxes                                                      4.58%        15.77%
Class C Return Before Taxes                                                      8.49%        17.23%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)              10.87%        21.29%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class A commenced operations on September 9, 2002. Life of Fund returns are calculated from September 30, 2002. The S&P 500 Index is a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. Investors cannot invest directly in an Index. (Source for S&P 500 Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                        Eaton Vance Large-Cap Value Fund

Performance Information. The following bar chart and table provide information about Large-Cap Value Fund's performance for each calendar year ended December 31, 2004. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of two broad-based indices of domestic equity stocks. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


32.76%  20.20%  30.93%  21.81%  3.40%   14.76%  1.73%   -15.78%  23.30%  15.68%
------  ------  ------  ------  -----   ------  -----   -------  ------  ------
1995    1996    1997    1998    1999    2000    2001    2002     2003    2004


During the ten years ended December 31, 2004, the highest quarterly total return for Class A was 17.93% for the quarter ended December 31, 1998, and the lowest quarterly return was -15.60% for the quarter ended September 30, 2002.

                                                                                     One          Five          Ten
Average Annual Total Return as of December 31, 2004                                  Year         Years         Years
------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                         9.03%         5.74%        13.28%
Class A Return After Taxes on Distributions                                         8.85%         4.84%        10.77%
Class A Return After Taxes on Distributions and the Sale of Class A Shares          6.09%         4.50%        10.33%
Class B Return Before Taxes                                                         9.80%         5.87%        12.83%
Class C Return Before Taxes                                                        13.81%         6.18%        12.50%
Class R Return Before Taxes                                                        15.46%         6.96%        13.93%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)      16.49%         5.27%        13.83%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)                 10.87%        -2.30%        12.07%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class R shares generally have no sales charge. Class R performance shown above for the period prior to February 18, 2004 is the performance of Class A. The Russell 1000 Value Index is a broad-based, unmanaged index of value stocks. The S&P 500 Index is a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. The Fund's benchmark has been changed to the Russell 1000 Value Index because the stocks included therein are consistent with the management style of the Fund. The S&P 500 Index is included to provide a comparison to the broader stock market. Investors cannot invest directly in an Index. (Source for Russell 1000 Value Index and S&P 500 Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                        Eaton Vance Small-Cap Growth Fund

Performance Information. The following bar chart and table provide information about Small-Cap Growth Fund's performance. The returns in the bar chart are for Class A shares for the calendar years ended December 31, 2004 and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of two broad-based indices of common stocks of small capitalization companies. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The Fund's performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.


15.16%  109.14%  2.83%  -24.17%  -33.92%  30.20%  3.36%
-----   -------  -----  -------  -------  ------  -----
1998    1999     2000   2001     2002     2003    2004


During the period from December 31, 1997 through December 31, 2004, the highest quarterly total return for Class A was 59.81% for the quarter ended December 31, 1999, and the lowest quarterly total return was -32.06% for the quarter ended September 30, 2001.

                                                                                      One         Five         Life of
Average Annual Total Return as of December 31, 2004                                   Year        Years         Fund
--------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                           -2.55%      -8.16%         8.01%
Class A Return After Taxes on Distributions                                           -2.55%      -9.46%         5.93%
Class A Return After Taxes on Distributions and the Sale of Class A Shares            -1.66%      -7.16%         6.02%
Class B Return Before Taxes                                                           -2.42%      -7.92%         8.40%
Class C Return Before Taxes                                                            1.65%      -7.49%         8.50%
S&P 600 Index (reflects no deductions for fees, expenses or taxes)                    22.65%      11.60%        11.52%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)        14.31%      -3.57%         3.69%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. Class B and Class C performance shown above for the period prior to May 7, 2002 and May 3, 2002, respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class B or Class C shares but not adjusted for any other differences in the expenses of the Classes. If such an adjustment were made, the Class B and Class C returns for that period would be lower. Class A commenced operations on January 2, 1997. Life of Fund returns are calculated from January 31, 1997. The S&P 600 Index is a broad-based, unmanaged market index of 600 small capitalization stocks trading in the U.S. The Russell 2000 Growth Index is an unmanaged market capitalization weighted index of 2,000 small company stocks. The Russell 2000 Growth Index is included to provide the performance of a larger universe of small-cap growth stocks. Investors cannot invest directly in an Index. (Source for S&P 600 Index and Russell 2000 Growth Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. Due to the Fund's relatively small size in 1999, its performance for that year benefited significantly from participation in certain initial public offerings. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                        Eaton Vance Small-Cap Value Fund

Performance Information. The following bar chart and table provide information about Small-Cap Value Fund's performance for the calendar years ended December 31, 2004. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a broad-based index of common stocks of small capitalization companies. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The Fund's performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.


32.71%  18.33%      During the period  December  31, 2002  through  December 31,
------  ------      2004,  the highest  quarterly  total  return for Class A was
2003    2004        13.93% for the quarter  ended June 30, 2003,  and the lowest quarterly return was -2.75% for the quarter ended March 31, 2003.

                                                                                 One          Life of
Average Annual Total Return as of December 31, 2004                              Year          Fund
--------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                     11.48%        12.50%
Class A Return After Taxes on Distributions                                     11.46%        12.49%
Class A Return After Taxes on Distributions and the Sale of Class A Shares       7.48%        10.75%
Class B Return Before Taxes                                                     12.37%        18.41%
Class C Return Before Taxes                                                     16.41%        19.76%
S&P 600 Index (reflects no deductions for fees, expenses or taxes)              22.65%        16.06%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. The Class B and Class C performance shown above for the period prior to July 9, 2002 and July 3, 2002, respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class B or Class C shares but not adjusted for any other differences in the expenses of the classes. If such an adjustment were made, the Class B and Class C returns for that period would be lower. Class A commenced operations on June 28, 2002. Life of Fund returns are calculated from July 31, 2002. The S&P 600 Index is a broad-based, unmanaged market index of 600 small capitalization stocks trading in the the U.S. Investors cannot invest directly in an Index. (Source for S&P 600 Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                        Eaton Vance Special Equities Fund

Performance Information. The following bar chart and table provide information about Special Equities Fund's performance for each calendar year ended December 31, 2004. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of two broad-based indices of common stocks of small capitalization companies. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


23.31%  23.76%  14.18%  15.82%  42.29%  -9.15%  -23.83%  -32.88%  30.95%  3.72%
------  ------  ------  ------  ------  ------  -------  -------  ------  -----
1995    1996    1997    1998    1999    2000    2001     2002     2003    2004


During the ten years ended December 31, 2004, the highest quarterly total return for Class A was 30.33% for the quarter ended December 31, 2001, and the lowest quarterly return was -32.14% for the quarter ended September 30, 2001.

                                                                                     One          Five           Ten
Average Annual Total Return as of December 31, 2004                                  Year         Years          Years
---------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                         -2.27%        -9.87%         5.49%
Class A Return After Taxes on Distributions                                         -2.27%       -10.88%         2.99%
Class A Return After Taxes on Distributions and the Sale of Class A Shares          -1.47%        -8.24%         3.86%
Class B Return Before Taxes                                                         -2.14%        -9.83%         4.76%
Class C Return Before Taxes                                                          1.88%        -9.45%         4.66%
S&P 600 Index (reflects no deductions for fees, expenses or taxes)                  22.65%        11.60%        14.29%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)      14.31%        -3.57%         7.12%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. The S&P 600 Index is a broad-based, unmanaged market index of 600 small capitalization stocks trading in the U.S. The Russell 2000 Growth Index is an unmanaged market capitalization weighted index of 2,000 small company stocks. The Russell 2000 Growth Index is included to provide the performance of a larger universe of small-cap growth stocks. Investors cannot invest directly in an Index. (Source for S&P 600 Index and Russell 2000 Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                           Eaton Vance Utilities Fund

Performance Information. The following bar chart and table provide information about Utilities Fund's performance for each calendar year ended December 31, 2004. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a broad-based index of certain domestic utilities stocks. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


27.54%  7.00%   16.18%  23.79%  40.76%  6.48%  -18.93%  -12.50%  25.92%  25.11%
------  -----   ------  ------  ------  -----  -------  -------  ------  ------
1995    1996    1997    1998    1999    2000   2001     2002     2003    2004


During the ten years ended December 31, 2004, the highest quarterly total return for Class A was 23.56% for the quarter ended December 31, 1999, and the lowest quarterly return was -15.70% for the quarter ended September 30, 2002.

                                                                                             One           Five          Ten
Average Annual Total Return as of December 31, 2004                                          Year          Years         Years
---------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                  17.92%         2.32%        11.97%
Class A Return After Taxes on Distributions                                                  17.44%         0.63%         9.20%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                   12.15%         1.20%         9.02%
Class B Return Before Taxes                                                                  19.15%         2.42%        11.73%
Class C Return Before Taxes                                                                  23.13%         2.73%        11.44%
Standard & Poor's 500 Utilities Index (reflects no deductions for fees, expenses or taxes)   24.28%         3.73%         8.16%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)                           10.87%        -2.30%        12.07%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. The Standard & Poor's 500 Utilities Index ("S&P Utilities Index") is an unmanaged index of certain utilities stocks. The S&P 500 Index is a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. Investors cannot invest directly in an Index. (Source of S&P Utilities Index and S&P 500 Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)                      Class A   Class B    Class C
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                  5.75%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net
  asset value at time of purchase or time of redemption)                         None       5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                  None       None       None
Exchange Fee                                                                     None       None       None

Annual Fund Operating Expenses for Balanced Fund,
Large-Cap Value Fund and Special Equities Fund                Management     Distribution and       Other      Total Annual Fund
(expenses that are deducted from Fund and Portfolio assets)      Fees      Service (12b-1) Fees   Expenses*    Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                   Class A shares                 0.625%             n/a              0.585%             1.21%
                                Class B shares                 0.625%             1.00%            0.335%             1.96%
                                Class C shares                 0.625%             1.00%            0.335%             1.96%
Large-Cap Value Fund            Class A shares                 0.625%             n/a              0.445%             1.07%
                                Class B shares                 0.625%             1.00%            0.195%             1.82%
                                Class C shares                 0.625%             1.00%            0.195%             1.82%
                                Class R shares                 0.625%             0.50%            0.195%             1.32%
Special Equities Fund           Class A shares                 0.625%             n/a              1.015%             1.64%
                                Class B shares                 0.625%             1.00%            0.765%             2.39%
                                Class C shares                 0.625%             1.00%            0.765%             2.39%

 * Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.

Annual Operating Expenses for Large-Cap Core Fund
(expenses that are deducted from Fund and Portfolio assets)     Class A        Class B         Class C
-----------------------------------------------------------------------------------------------------------
Management Fees                                                  0.80%          0.80%           0.80%
Distribution and Service (12b-1) Fees                             n/a           1.00%           1.00%
Other Expenses*                                                  0.93%          0.68%           0.68%
                                                                -----          -----           -----
Total Annual Fund Operating Expenses                             1.73%          2.48%           2.48%
Expense Reimbursement**                                         (0.33%)        (0.33%)         (0.33%)
                                                                -----          -----           -----
Total Fund Operating Expenses (net waiver)                       1.40%          2.15%           2.15%

 * Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.
 ** For the fiscal year ending December 31, 2005, the administrator has agreed to reimburse the Fund's expenses to the extent that Total Annual Fund Operating Expenses exceed 1.40% for Class A shares and 2.15% for Class B and Class C shares. Thereafter, the reimbursement may be changed or terminated at any time.

 Annual Operating Expenses for Small-Cap Growth Fund
 (expenses that are deducted from Fund and Portfolio assets)   Class A      Class B       Class C
----------------------------------------------------------------------------------------------------
Management Fees                                                  0.75%        0.75%        0.75%
Distribution and Service (12b-1) Fees                             n/a         1.00%        1.00%
Other Expenses*                                                  1.74%        1.49%        1.49%
                                                                -----        -----         ----
Total Annual Fund Operating Expenses                             2.49%        3.24%        3.24%
Expense Reimbursement**                                         (0.49%)      (0.49%)      (0.49%)
                                                                -----        -----        -----
Total Fund Operating Expenses (net waiver)                       2.00%        2.75%        2.75%

 * Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.
 ** For the fiscal year ending December 31, 2005, the administrator has agreed to reimburse the Fund's expenses to the extent that Total Annual Fund Operating Expenses exceed 2.00% for Class A shares and 2.75% for Class B and Class C shares. Thereafter, the reimbursement may be changed or terminated at any time.

Annual Operating Expenses for Small-Cap Value Fund
(expenses that are deducted from Fund assets)           Class A      Class B       Class C
-----------------------------------------------------------------------------------------------
Management Fees                                          1.15%        1.15%         1.15%
Distribution and Service (12b-1) Fees                     n/a         1.00%         1.00%
Other Expenses*                                          1.34%        1.09%         1.09%
                                                        -----        -----         -----
Total Annual Fund Operating Expenses                     2.49%        3.24%         3.24%
Expense Reimbursement**                                 (0.74%)      (0.74%)       (0.74%)
                                                        -----        -----         -----
Total Fund Operating Expenses (net waiver)               1.75%        2.50%         2.50%

 * Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.
 ** For the fiscal year ending December 31, 2005, the administrator has agreed to reimburse the Fund's expenses to the extent that Total Annual Fund Operating Expenses exceed 1.75% for Class A shares and 2.50% for Class B and Class C shares. Thereafter, the reimbursement may be changed or terminated at any time.

Annual Operating Expenses for Utilities Fund
(expenses that are deducted from Fund and Portfolio assets)     Class A      Class B       Class C
------------------------------------------------------------------------------------------------------
Management Fees                                                  0.75%        0.75%         0.75%
Distribution and Service (12b-1) Fees                             n/a         1.00%         1.00%
Other Expenses*                                                  0.45%        0.20%         0.20%
                                                                -----        -----         -----
Total Annual Fund Operating Expenses                             1.20%        1.95%         1.95%
Management Fee Waiver**                                         (0.10%)      (0.10%)       (0.10%)
                                                                -----        -----         -----
Total Fund Operating Expenses (net waiver)                       1.10%        1.85%         1.85%

 * Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.
 ** The investment adviser has contractually agreed to reduce the advisory fee to 0.65% annually on average daily net assets up to $500 million and 0.625% annually on average daily net assets of $500 million and more. The fee declines further on net assets of $1 billion or more. Such contractual fee reduction cannot be terminated or decreased without the express consent of the Board of Trustees and shareholders and is intended to continue indefinitely.

Example. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 Year     3 Years     5 Years     10 Years
-----------------------------------------------------------------------------------------------
Balanced Fund              Class A shares         $691        $937       $1,202       $1,957
                           Class B shares*        $699      $1,015       $1,257       $2,091
                           Class C shares         $299        $615       $1,057       $2,285
Large-Cap Core Fund        Class A shares         $709        $993       $1,297       $2,158
                           Class B shaers*        $718      $1,073       $1,354       $2,292
                           Class C shares         $318        $673       $1,154       $2,483
Large-Cap Value Fund       Class A shares         $678        $896       $1,131       $1,806
                           Class B shares*        $685        $973       $1,185       $1,940
                           Class C shares         $285        $573         $985       $2,137
                           Class R shares         $134        $418         $723       $1,590
Small-Cap Growth Fund      Class A shares         $766      $1,262       $1,783       $3,204
                           Class B shares*        $778      $1,352       $1,851       $3,335
                           Class C shares         $378        $952       $1,651       $3,507
Small-Cap Value Fund       Class A shares         $743      $1,094       $1,469       $2,519
                           Class B shares*        $753      $1,179       $1,531       $2,652
                           Class C shares         $353        $779       $1,331       $2,836
Special Equities Fund      Class A shares         $732      $1,063       $1,415       $2,407
                           Class B shares*        $742      $1,145       $1,475       $2,540
                           Class C shares         $342        $745       $1,275       $2,726
Utilities Fund             Class A shares         $681        $905       $1,146       $1,838
                           Class B shares*        $688        $982       $1,201       $1,973
                           Class C shares         $288        $582       $1,001       $2,169

 * Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

You would pay the following expenses if you did not redeem your shares:


                                                1 Year     3 Years    5 Years      10 Years
---------------------------------------------------------------------------------------------
Balanced Fund              Class A shares        $691       $937      $1,202        $1,957
                           Class B shares*       $199       $615      $1,057        $2,091
                           Class C shares        $199       $615      $1,057        $2,285
Large-Cap Core Fund        Class A shares        $709       $993      $1,297        $2,158
                           Class B shaers*       $218       $673      $1,154        $2,292
                           Class C shares        $218       $673      $1,154        $2,483
Large-Cap Value Fund       Class A shares        $678       $896      $1,131        $1,806
                           Class B shares*       $185       $573        $985        $1,940
                           Class C shares        $185       $573        $985        $2,137
                           Class R shares        $134       $418        $723        $1,590
Small-Cap Growth Fund      Class A shares        $766     $1,262      $1,783        $3,204
                           Class B shares*       $278       $952      $1,651        $3,335
                           Class C shares        $278       $952      $1,651        $3,507
Small-Cap Value Fund       Class A shares        $743     $1,094      $1,469        $2,519
                           Class B shares*       $253       $779      $1,331        $2,652
                           Class C shares        $253       $779      $1,331        $2,836
Special Equities Fund      Class A shares        $732     $1,063      $1,415        $2,407
                           Class B shares*       $242       $745      $1,275        $2,540
                           Class C shares        $242       $745      $1,275        $2,726
Utilities Fund             Class A shares        $681       $905      $1,146        $1,838
                           Class B shares*       $188       $582      $1,001        $1,973
                           Class C shares        $188       $582      $1,001        $2,169

 * Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

The investment objectives and principal policies and risks of the Funds are set forth below. Each Fund's investment objective may not be changed by the Trustees without shareholder approval. Most of a Fund's investment policies may be changed by the Trustees without shareholder approval.

In the case of a Fund or Portfolio that has a policy of investing at least 80% of its net assets in a particular type of investment (the "80% policy"), the policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change. For purposes of the 80% policy, net assets include any borrowings for investment purposes.

Balanced Fund. Balanced Fund's investment objective is to provide current income and long-term growth of capital. Balanced Fund allocates assets to equity securities by investing in Capital Growth Portfolio and Large-Cap Value Portfolio. Investment in equity securities will generally not exceed 75% nor be less than 25% of the Fund's net assets. Balanced Fund allocates at least 25% of its net assets to fixed-income securities by investing in Investment Grade Income Portfolio. The investment objective(s) and policies of each Portfolio are described below.

Balanced Fund invests in three Portfolios in accordance with its investment objective and policies. To determine the exact percentage of the Fund's assets that will be invested from time to time in each Portfolio, the portfolio managers of the Portfolios meet periodically and, taking market and other factors into consideration, agree upon an appropriate allocation. Because breakpoints for the advisory fees paid by the Portfolios differ, there is the potential for a conflict of interest with the investment adviser, in that assets could be allocated to a Portfolio for the reason that it has a higher fee at a particular asset level. However, in making allocation determinations, the portfolio managers are expressly forbidden from considering the fee structures of the Portfolios, and must make their determinations only on the basis of the best interests of the Fund and its shareholders. If the portfolio managers of the Portfolios cannot agree upon an allocation, the Chief Investment Officer of the investment adviser will make the allocation determination. The cost for investment services of making allocation determinations is included in the advisory fee charged by each Portfolio, and there is no additional fee charged to the Fund for such services.

Large-Cap Core Fund. Large-Cap Core Fund's investment objective is to seek total return. The Fund currently invests in Large-Cap Core Portfolio. The investment objectives and policies of Large-Cap Core Portfolio are described below.

Large-Cap Value Fund. Large-Cap Value Fund's investment objective is to seek total return. The Fund currently invests in Large-Cap Value Portfolio. The investment objective and policies of Large-Cap Value Portfolio are described below.

Small-Cap Growth Fund. Small-Cap Growth Fund's investment objective is to seek long-term capital appreciation. The Fund currently invests in Small-Cap Growth Portfolio. The investment objective and policies of Small-Cap Growth Portfolio are described below.

Small-Cap Value Fund. Small-Cap Value Fund's investment objective is to seek long-term total return. Under normal market conditions, Small-Cap Value Fund invests primarily in value stocks of small-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are undervalued or inexpensive relative to the overall stock market. Small-cap companies are companies with market capitalizations comparable to those of companies included in the S&P 600 Index. Normally at least 80% of Small-Cap Value Fund's net assets will be invested in small-cap companies. Additional information about the Fund appears under "Common Investment Considerations and Practices" below.

Small-Cap Value Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end management investment companies having substantially the same investment policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. Small-Cap Value Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Special Equities Fund. Special Equities Fund's investment objective is to provide growth of capital. The Fund currently invests in Special Equities Portfolio. The investment objective and policies of Special Equities Portfolio are described below.

Utilities Fund. Utilities Fund's investment objective is to seek total return. The Fund currently invests in Utilities Portfolio. The investment objective and policies of Utilities Portfolio are described below.

The Portfolios

Capital Growth Portfolio. Capital Growth Portfolio's investment objective is to seek growth of capital. Capital Growth Portfolio invests in a broadly diversified list of seasoned securities representing a number of different industries. Capital Growth Portfolio's portfolio manager places emphasis on equity securities considered to be of high or improving quality. The foregoing policies cannot be changed without shareholder approval. Whether an equity security is of high or improving quality is based upon the investment adviser's judgement of the issuer's current and projected financial performance.

In selecting securities, the portfolio manager seeks stocks of growth companies with attractive financial characteristics, reasonable valuations and an identified catalyst for future growth. A portion of Capital Growth Portfolio's assets may consist of unseasoned issuers. Capital Growth Portfolio may invest in pooled investment vehicles, such as exchange-traded funds. When so invested, the Fund will bear its allocable share of expenses of the investment in addition to its allocable share of Portfolio expenses. The portfolio manager may sell a security when the fundamentals of the company deteriorate to pursue more attractive investment options. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

Investment Grade Income Portfolio. Investment Grade Income Portfolio's investment objectives are to seek current income and total return. Investment Grade Income Portfolio invests primarily in fixed-income securities, which may include preferred stocks, corporate bonds, U.S. Government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities (including collateralized debt obligations). The portfolio manager generally acquires fixed-income securities in order to maintain a reasonable level of current income, or to build or preserve capital. Mortgage-backed and asset-backed securities represent interests in a pool of assets, such as mortgage loans, car receivables or credit card receivables. Under normal circumstances, the Portfolio invests at least 80% of its net assets in investment grade securities, which are rated at least BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the investment adviser to be of comparable quality. Investment Grade Income Portfolio limits investment in securities rated below investment grade (i.e., rated below BBB or Baa) to not more than 5% of Investment Grade Income Portfolio's total assets.

Investment Grade Income Portfolio may also invest in repurchase agreements and may invest significantly in securities issued by various U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home
Loan Banks. While such issuers may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. The portfolio manager may sell a security when the investment adviser's price objective is reached, the fundamentals of the company change, to pursue more attractive investment options or the fundamentals of the company deteriorate. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

Large-Cap Core Portfolio. Large-Cap Core Portfolio's investment objective is to seek total return. Large-Cap Core Portfolio invests in a broadly diversified selection of equity securities, seeking companies with above-average growth and financial strength. Large-Cap Core Portfolio normally invests at least 80% of its net assets in large-cap companies, which are companies with a market capitalization equal to or greater than the median capitalization of companies included in the S&P 500 Index.

Large-Cap Core Portfolio employs a "growth at a reasonable price" investing style, seeking to acquire growing companies that the portfolio managers believe are reasonably priced in relation to their fundamental value. The portfolio managers may seek to capitalize on market volatility and the actions of short-term investors. Under normal conditions, stocks generally are acquired with the expectation of being held for the long-term, often five years or more. The portfolio managers may sell a security when they believe it is fully valued, the fundamentals of a company deteriorate, a stock's price falls below its acquisition cost, management fails to execute its strategy or to pursue more attractive investment options. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

Large-Cap Value Portfolio. Large-Cap Value Portfolio's investment objective is to seek total return. Under normal circumstances, Large-Cap Value Portfolio primarily invests in value stocks of large-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the overall stock market. The portfolio manager generally considers large-cap companies to be those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. The Portfolio normally invests at least 80% of its net assets in equity securities of large-cap companies.

Large-Cap Value Portfolio primarily invests in dividend-paying stocks. The Portfolio may also invest in convertible debt securities of any credit quality (including securities rated below investment grade). The Portfolio also may invest in non-income producing stocks. The Portfolio's holdings will represent a number of different sectors and industries, and less than 25% of the Portfolio's total assets will be invested in any one industry. In addition to the factors described under "Common Investment Considerations and Practices" below, the Portfolio may consider a company's dividend prospects and estimates of a company's net value when selecting securities. The portfolio manager may sell a security when the investment adviser's price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

Small-Cap Growth Portfolio. Small-Cap Growth Portfolio's investment objective is to seek long-term appreciation. Small-Cap Growth Portfolio invests in a diversified portfolio of publicly traded stocks of small-cap companies that in the opinion of the investment adviser are expected to achieve earnings growth over the long-term that substantially exceeds the average of all publicly traded companies in the United States. The portfolio manager generally considers small-cap companies to be those companies with market capitalizations within the range of capitalizations of companies included in the S&P 600 Index. The Portfolio normally invests at least 80% of its net assets in equity securities of small-cap companies. The Portfolio may also invest in larger companies.

The portfolio manager generally seeks to purchase securities believed to have the potential for above-average earnings growth and profit margins within their respective industries. The portfolio manager may sell a security when the investment adviser's price objective for the stock is reached, the fundamentals of the company change or to pursue more attractive investment options. Small-Cap Growth Portfolio may invest in pooled investment vehicles, such as exchange-traded funds. When so invested, the Fund will bear its allocable share of expenses of the investment in addition to its allocable share of Portfolio expenses. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

Special Equities Portfolio. Special Equities Portfolio's investment objective is to provide growth of capital. Special Equities Portfolio invests primarily in common stocks of emerging growth companies. Many emerging growth companies acquired by the Portfolio have market capitalizations comparable to those of companies included in the S&P 600 Index, but the Portfolio may also invest in larger or smaller companies that the investment adviser believes have emerging growth characteristics. Under normal circumstances, Special Equities Portfolio invests at least 80% of its net assets in equity securities.

The portfolio manager generally seeks to purchase securities of companies believed to have the potential for above-average earnings growth and profit margins within their respective industries. The portfolio manager may sell a security when the investment adviser's price objective for the stock is reached, the fundamentals of the company deteriorate or to pursue more attractive investment opportunities. Special Equities Portfolio may invest in pooled investment vehicles, such as exchange-traded funds. When so invested, the Fund will bear its allocable share of expenses of the investment in addition to its allocable share of Portfolio expenses. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

Utilities Portfolio. Utilities Portfolio's investment objective is to seek total return. Utilities Portfolio invests principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. Under normal circumstances, Utilities Portfolio invests at least 80% of its net assets in equity securities of utilities. Dividend payments by certain utilities companies can vary depending on various factors, such as industry deregulation (increasing price competition) or changes in tax laws.

"Utilities" are companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy, as well as companies engaged in the communications field, including telephone, satellite, cable, mobile communication and electronic communications. A company will be considered to be in the utilities industry if, during the most recent 12-month period, at least 50% of the company's gross revenues, on a consolidated basis, are derived from utilities industries. The Portfolio's policy of concentrating in common stocks of utilities may not be changed without shareholder approval.

The portfolio manager seeks to purchase securities that are reasonably priced in relation to their fundamental value and which will grow in value over time. The issuer's dividend payment record is also considered. The portfolio manager may sell a security when the investment adviser's price objective for the stock is reached or the fundamentals of the company deteriorate, or to pursue more attractive investment options. When consistent with achieving total return, Utilities Portfolio may invest up to 20% of its net assets in fixed-income securities, including (with respect to up to 10% of its net assets) securities rated BBB by S&P or Baa by Moody's or below and unrated securities determined by the investment adviser to be of comparable quality. The Portfolio may also invest in non-income producing securities. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

Common Investment Considerations and Practices

Investment decisions for each Portfolio and Small-Cap Value Fund are made primarily on the basis of fundamental research conducted by the investment adviser's research staff. Management of each Portfolio and Small-Cap Value Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities). Many of these considerations are subjective. Each Portfolio and Small-Cap Value Fund intend to manage investment risk by maintaining broad issuer and (except in the case of Utilities Portfolio) industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Portfolios (except for Utilities Portfolio) and Small-Cap Value Fund do not invest 25% or more of their respective assets in any one industry.

The portfolio turnover rate of each Portfolio and Small-Cap Value Fund (except Investment Grade Income Portfolio) may exceed 100%. A fund with high turnover (100% or more) may generate more capital gains and pay more brokerage commissions (which reduce return) than a fund with a lower rate. Capital gain distributions will reduce after-tax returns for shareholders holding Fund shares in taxable accounts.

Each Portfolio and Small-Cap Value Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. Investment Grade Income Portfolio will only invest in issuers located in developed countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for companies in less developed countries. As an alternative to holding foreign stocks directly, each Portfolio and Small-Cap Value Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 25% limitation on investing in foreign securities.

Investment Grade Income Portfolio, Large-Cap Value Portfolio and Utilities Portfolio may invest a portion of their assets in fixed-income and/or convertible debt securities that are, at the time of investment, rated Baa or lower by Moody's, or BBB or lower by S&P (so-called "junk bonds"). These securities have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations. The Portfolios may invest in securities in any rating category, including those in default.

Many small-cap and emerging companies are in the early stages of their development, may be more dependent on fewer products, services or markets, have limited financial resources or may rely upon a limited management group, may lack substantial capital reserves and do not have established performance records. Smaller company stocks frequently have lower trading volume and tend to be more sensitive to changes in earnings projections than stocks of more established companies, making them more volatile and possibly more difficult to value.

Value stocks held by Large-Cap Value Portfolio and Small-Cap Value Fund may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. Value stocks may not achieve their expected financial potential.

Each Portfolio and Small-Cap Value Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines ("hedging"), to enhance returns, or as a substitute for the purchase or sale of securities or currencies. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Portfolio or Small-Cap Value Fund. Equity swaps are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, the Portfolio or Small-Cap Value Fund may be forced to deliver stock to close a position.

Investment Grade Income Portfolio may purchase or sell credit derivatives, including credit default swaps, total return swaps or credit options, which are instruments that derive their value from the credit risk of a particular entity or entities and are rated investment grade by S&P or Moody's.

Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

Each Portfolio and Small-Cap Value Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing them.

Each Portfolio and Small-Cap Value Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolios and Small-Cap Value Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, each Portfolio AND SMALL-CAP VALUE FUND may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. Not all of the strategies and techniques or types of securities described in this Prospectus or in the Statement of Additional Information may be used. While at times a Portfolio or Small-Cap Value Fund may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. Each Portfolio's and Small-Cap Value Fund's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $95 billion on behalf of mutual funds, institutional clients and individuals. The investment adviser manages investments pursuant to an investment advisory agreement. Information about advisory fees and portfolio managers is set forth below.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. In return, Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund are authorized to pay Eaton Vance a fee of 0.15% of average daily net assets. Eaton Vance does not currently receive a fee for serving as administrator of the other Funds. For the fiscal year ended December 31, 2004, the administration fee paid by each of Large-Cap Core Fund and Small-Cap Value Fund equaled 0.15% of average daily net assets. For the fiscal year ended December 31, 2004, the administration fee for Small-Cap Growth Fund amounted to $21,388, all of which was waived by Eaton Vance. Eaton Vance also assumed $78,704, $49,394 and $81,111 of the operating expenses of Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund, respectively, during the period.

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of the investment advisory agreement with regard to each Portfolio and Small-Cap Value Fund and the investment sub-advisory agreement with regard to Small-Cap Value Fund.

Capital Growth Portfolio and Investment Grade Income Portfolio. Under its investment advisory agreement with Capital Growth Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets up to and including $170 million, and equal to 0.50% annually of the average daily net assets over $170 million. Under its investment advisory agreement with Investment Grade Income Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets up to and including $130 million, and equal to 0.50% annually of the average daily net assets over $130 million. For the fiscal year ended December 31, 2004, Capital Growth Portfolio and Investment Grade Income Portfolio each paid BMR advisory fees equal to 0.625% of its average daily net assets.

Arieh Coll is the portfolio manager of Capital Growth Portfolio (since it commenced operations). Mr. Coll manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than five years and is Vice President of Eaton Vance and BMR.

Elizabeth S. Kenyon is the portfolio manager of Investment Grade Income Portfolio (since November 2001). Ms. Kenyon has been a fixed-income analyst and an institutional portfolio manager at Eaton Vance for more than 5 years, and is a Vice President of Eaton Vance and BMR.

Large-Cap Core Portfolio. Under its investment advisory agreement with Large-Cap Core Portfolio, BMR receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Portfolio up to $500 million. The annual fee is reduced on net assets of $500 million and over. For the fiscal year ended December 31, 2004, Large-Cap Core Portfolio paid BMR advisory fees equal to 0.65% of its average daily net assets.

Duncan W. Richardson and Lewis R. Piantedosi are the portfolio managers of Large-Cap Core Portfolio (since it commenced operations). Mr. Richardson manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is Senior Vice President and Chief Equity Investment Officer of Eaton Vance and BMR. Mr. Piantedosi manages another Eaton Vance portfolio, has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR.

Large-Cap Value Portfolio. Under its investment advisory agreement with Large-Cap Value Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2004, Large-Cap Value Portfolio paid BMR advisory fees equal to 0.625% of its average daily net assets.

Michael R. Mach is the portfolio manager of Large-Cap Value Portfolio (since January 2000). Mr. Mach manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR.

Small-Cap Growth Portfolio. Under its advisory agreement with Small-Cap Growth Portfolio, BMR receives a monthly advisory fee equal to 0.75% annually of the average daily net assets of the Portfolio up to $500 million. The fee is reduced on net assets of $500 million and over. For the fiscal year ended December 31, 2004, Small-Cap Growth Portfolio paid BMR advisory fees equal to 0.75% of its average daily net assets.

Toni Y. Shimura is the portfolio manager of Small-Cap Growth Portfolio (since June 2003). Ms. Shimura also manages other Eaton Vance portfolios, has been employed by Eaton Vance since January 2003 and is a Vice President of Eaton Vance and BMR. Prior to joining Eaton Vance, Ms. Shimura was a Senior Vice President and portfolio manager with Massachusetts Financial Services Company (1993-2002).

Small-Cap Value Fund. Under Small-Cap Value Fund's investment advisory agreement, BMR receives a monthly advisory fee equal to 1.00% annually of the average daily net assets of the Fund up to $500 million. The annual fee is reduced on net assets of $500 million and over. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Small-Cap Value Fund to Fox Asset Management LLC, a majority-owned subsidiary of Eaton Vance ("Fox"). BMR pays Fox a portion of the advisory fee for sub-advisory services provided to the Fund. Prior to May 1, 2004, Small-Cap Value Fund invested its assets in a separate open-end investment company advised by BMR and sub-advised by Fox that had the same objective and policies of the Fund ("Small-Cap Value Portfolio"). Small-Cap Value Portfolio paid the same advisory fee as the Fund. For the period from January 1, 2004 to April 30, 2004 and from May 1, 2004 to December 31, 2004, Small-Cap Value Portfolio and Small-Cap Value Fund together paid BMR advisory fees equal to 1.00% of its average daily net assets.

George C. Pierides is the portfolio manager of Small-Cap Value Fund (since it commenced operations). He is a Senior Managing Director of Fox, manages other Fox and Eaton Vance investment portfolios and has been employed by Fox for more than 5 years.

Special Equities Portfolio. Under its investment advisory agreement with Special Equities Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2004, Special Equities Portfolio paid BMR advisory fees equal to 0.625% of its average daily net assets.

Toni Y. Shimura is the portfolio manager of Special Equities Portfolio (since June 2003). Ms. Shimura also manages other Eaton Vance portfolios, has been employed by Eaton Vance since January 2003 and is a Vice President of Eaton Vance and BMR. Prior to joining Eaton Vance, Ms. Shimura was a Senior Vice President and portfolio manager with Massachusetts Financial Services Company (1993-2002).

Utilities Portfolio. Under its investment advisory agreement with Utilities Portfolio, BMR is entitled to receive an advisory fee of 0.75% annually of the average daily net assets of the Portfolio up to $500 million, and 0.6875% annually of the average daily net assets of $500 million and more, which fee is further reduced on assets of $1 billion or more. However, BMR has contractually agreed to reduce its advisory fee to 0.65% of the Portfolio's average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on June 14, 2004. For the fiscal year ended December 31, 2004, the fee was equivalent to 0.648% of the Portfolio's average daily net assets.

Judith A. Saryan is the portfolio  manager of Utilities  Portfolio  (since March
1999). Ms. Saryan has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of each Fund with respect to which that portfolio manager has management responsibilities.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Special Investment Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If a Fund invests in a Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, a Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. A Fund can withdraw from a Portfolio at any time without shareholder approval.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this risk in approving the use of a combined prospectus.

VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. Most debt securities are valued by an independent pricing service. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Portfolio or Small-Cap Value Fund values its assets that would materially affect net asset value. In addition, for foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments in Class A, B and C shares of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Subsequent purchases of Class R shares may be in any amount. Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments in Class A, B and C shares of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including restricted securities and securities of certain small- and mid-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because each Portfolio and Small-Cap Value Fund may invest up to 25% of its total assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. Each Portfolio and Small-Cap Value Fund have procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing
Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in each Fund are inherently subjective and will be made in a manner in the best interest of a Fund's shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  *  how long you expect to own your shares;
  *  how much you intend to invest;
  * the sales charge and total operating expenses associated with owning each class; and

  * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B, Class C and Class R shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder's account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

     Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class C shares held within the purchasing shareholder's account) is
     $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of Class C shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

     Class R shares are offered at net asset value with no front-end sales charge to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; and to certain tax-sheltered retirement plans and Individual Retirement Account rollover accounts. Class R shares pay distribution fees and service fees equal to 0.50% annually of average daily net assets. Returns on Class R shares are generally lower than returns on Class A shares because Class R has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                             Sales Charge*            Sales Charge*         Dealer Commission
                                            as Percentage of      as Percentage of Net     as a Percentage of
Amount of Purchase                          Offering Price           Amount Invested         Offering Price
----------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%                     6.10%                   5.00%
$50,000 but less than $100,000                  4.75%                     4.99%                   4.00%
$100,000 but less than $250,000                 3.75%                     3.90%                   3.00%
$250,000 but less than $500,000                 3.00%                     3.09%                   2.50%
$500,000 but less than $1,000,000               2.00%                     2.04%                   1.75%
$1,000,000 or more                              0.00**                    0.00**                See Below

 * Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
 ** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaties; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares, except Class R shares, is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:


Year of Redemption After Purchase       CDSC
-------------------------------------------------
First or Second                          5%
Third                                    4%
Fourth                                   3%
Fifth                                    2%
Sixth                                    1%
Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and for Class B and Class C shares, in connection with certain redeptions from tax-deferred retirement plans. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) at a rate of 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

Class R shares of Large-Cap Value Fund have in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees of 0.25% of average daily net assets attributable to Class R for the sale and distribution of Class R shares. Although there is no present intention to do so, Large-Cap Value Fund could pay distribution fees of up to 0.50% annually upon Trustee approval. Class R shares also pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of Class R shares, the principal underwriter typically receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone   You can redeem up to  $100,000  per  account  (which may  include shares of one or more Eaton Vance funds) by  calling the transfer agent at  1-800-262-1122  on Monday through Friday,  9:00 a.m. to
               4:00 p.m. (eastern time).  Proceeds of a telephone redemption can
               be  mailed   only  to  the  account   address.   Shares  held  by
               corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an     Your investment  dealer is responsible for transmitting the order
Investment     promptly. An investment dealer may charge a fee for this service.
Dealer

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest      Dividends  and capital  gains are  reinvested  in additional
 Option shares. This option will be assigned if you do not specify an option.

..Partial Reinvest   Dividends are paid in cash and capital gains are  reinvested in additional shares.

..Cash Option        Dividends and capital gains are paid in cash.

..Exchange Option    Dividends  and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may be mailed the following:

  * Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

  * Periodic account statements, showing recent activity and total share balance.
  *  Form 1099 and tax information needed to prepare your income tax returns.
  *  Proxy materials, in the event a shareholder vote is required.
  *  Special notices about significant events affecting your Fund.

Each Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Deferred Retirement Plans. Class A, Class C and Class R shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem from (or, for Class A shares, in Class A of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

Utilities Fund pays dividends monthly, Balanced Fund and Large-Cap Value Fund pay dividends quarterly, and Large-Cap Core Fund, Small-Cap Growth Fund, Small-Cap Value Fund and Special Equities Fund pay dividends annually. Dividends may not be paid if Fund (and Class) expenses exceed Fund income for the period. Different Classes of a Fund will generally distribute different dividend amounts. Each Fund makes distributions of net realized capital gains, if any, at least annually.

A portion of any distribution of a Fund's investment income may, and any distribution by a Fund of net realized short-term capital gains will, be taxed as ordinary income. Distributions of any net long-term capital gains will be taxed as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met by both the shareholder and the Portfolio or Fund. Over time, distributions by each Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of each Fund's income distributions may be eligible for the dividends-received deduction for corporations. A Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Each Portfolio's and Small-Cap Value Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's income on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Portfolio or Small-Cap Value Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a Fund's financial performance for the periods indicated. Certain information in the tables reflect the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). Information for Balanced Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Special Equities Fund and Utilities Fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Information for Large-Cap Core Fund and Small-Cap Value Fund has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The reports of PricewaterhouseCoopers LLP and Deloitte & Touche LLP and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. Small-Cap Growth Fund began offering Class B and Class C shares on May 1, 2002. Prior to that date, Small-Cap Growth Fund offered only Class A shares.

                                                                         Balanced Fund
                              -----------------------------------------------------------------------------------------------------
                                                                     Year Ended December 31,
                              -----------------------------------------------------------------------------------------------------
                                           2004(1)                          2003(1)                           2002(1)
                              -----------------------------------------------------------------------------------------------------
                                Class A    Class B    Class C     Class A   Class B    Class C     Class A    Class B     Class C
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -
 Beginning of year             $  6.040    $11.300    $10.810    $  4.990   $ 9.320    $ 8.920    $  5.910    $11.050     $10.580
                               --------    -------    -------    --------   -------    -------    --------    -------     -------
Income (loss) from operations
Net investment income (loss)   $  0.070    $ 0.043    $ 0.043    $  0.022   $(0.036)   $(0.034)   $  0.043    $ 0.006     $ 0.006
Net realized and unrealized
 gain (loss)                      0.623      1.154      1.106       1.073     2.021      1.929      (0.908)    (1.701)     (1.631)
                               --------    -------    -------    --------   -------    -------    --------    -------     -------
Total income (loss) from
 operations                    $  0.693    $ 1.197    $ 1.149    $  1.095   $ 1.985    $ 1.895    $ (0.865)   $(1.695)    $(1.625)
                               --------    -------    -------    --------   -------    -------    --------    -------     -------
Less distributions
From net investment income     $ (0.083)   $(0.047)   $(0.049)   $ (0.045)  $(0.005)   $(0.005)   $ (0.049)   $(0.029)    $(0.029)
Tax return of capital                --         --         --          --        --         --      (0.006)    (0.006)     (0.006)
                               --------    -------    -------    --------   -------    -------    --------    -------     -------
Total distributions            $ (0.083)   $(0.047)   $(0.049)   $ (0.045)  $(0.005)   $(0.005)   $ (0.055)   $(0.035)    $(0.035)
                               --------    -------    -------    --------   -------    -------    --------    -------     -------
Net asset value - End of year  $  6.650    $12.450    $11.910    $  6.040   $11.300    $10.810    $  4.990    $ 9.320     $ 8.920
                               ========    =======    =======    ========   =======    =======    ========    =======     =======
Total return(3)                   11.57%     10.63%     10.66%      22.04%    21.30%     21.25%     (14.70)%   (15.38)%    (15.40)%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)               $155,088    $39,336    $13,211    $139,528   $47,909    $10,344    $123,816    $34,516     $ 6,938
Ratios (as a percentage of
 average daily net assets):
   Expenses(4)                     1.21%+     1.96%+     1.96%+      1.25%     2.00%      2.00%       1.23%      1.98%       1.98%
   Net investment income (loss)    1.13%+     0.37%+     0.38%+      0.40%    (0.35)%    (0.35)%      0.81%      0.06%       0.06%
Portfolio turnover of the
 Capital Growth Portfolio           213%       213%       213%        240%      240%       240%        231%       231%        231%
Portfolio turnover of the
 Investment Grade Income
 Portfolio                           71%        71%        71%         65%       65%        65%         55%        55%         55%
Portfolio turnover of the
 Large-Cap Value Portfolio           56%        56%        56%         57%       57%        57%         --         --          --

                                                                                                      (See footnotes on last page.)

                                                                     Balanced Fund
                                     ----------------------------------------------------------------------------
                                                                 Year Ended December 31,
                                     ----------------------------------------------------------------------------
                                                     2001(1)(2)                          2000(1)
                                     ----------------------------------------------------------------------------
                                          Class A     Class B    Class C    Class A      Class B      Class C
-----------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year       $  6.220    $11.580    $11.090    $  7.920     $13.410      $12.900
                                          --------    -------    -------    --------     -------      -------
Income (loss) from operations
Net investment income                     $  0.084    $ 0.078    $ 0.074    $  0.161     $ 0.172      $ 0.164
Net realized and unrealized gain (loss)     (0.238)    (0.447)    (0.423)     (0.162)     (0.298)      (0.280)
                                          --------    -------    -------    --------     -------      -------
Total income (loss) from operations       $ (0.154)   $(0.369)   $(0.349)   $ (0.001)    $(0.126)     $(0.116)
                                          --------    -------    -------    --------     -------      -------
Less distributions
From net investment income                $ (0.095)   $(0.100)   $(0.100)   $ (0.160)    $(0.165)     $(0.155)
From net realized gain                      (0.061)    (0.061)    (0.061)     (1.539)     (1.539)      (1.539)
                                          --------    -------    -------    --------     -------      -------
Total distributions                       $ (0.156)   $(0.161)   $(0.161)   $ (1.699)    $(1.704)     $(1.694)
                                          --------    -------    -------    --------     -------      -------
Net asset value - End of year             $  5.910    $11.050    $10.580    $  6.220     $11.580      $11.090
                                          ========    =======    =======    ========     =======      =======
Total return(3)                              (2.36)%    (3.13)%    (3.09)%     (0.11)%     (1.00)%      (0.97)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)   $167,290    $43,303    $ 7,434    $205,944     $50,818      $11,994
Ratios (as a percentage of average
 daily net assets):
   Expenses(4)                                1.18%      1.93%      1.93%       1.11%       1.89%        1.92%
   Net investment income                      1.47%      0.72%      0.72%       2.10%       1.31%        1.30%
Portfolio turnover of the Balanced Portfolio    --         --         --          60%(5)      60%(5)       60%(5)
Portfolio turnover of the Capital Growth
  Portfolio                                    264%       264%       264%        271%(6)     271%(6)      271%(6)
Portfolio turnover of the Investment Grade
  Income Portfolio                              46%        46%        46%         47%(6)      47%(6)       47%(6)

                                                                                     (See footnotes on last page.)

                                                                       Large-Cap Core Fund
                                        ------------------------------------------------------------------------------
                                                                     Year Ended December 31,
                                        ------------------------------------------------------------------------------
                                                           2004                                 2003
                                        ------------------------------------------------------------------------------
                                            Class A      Class B      Class C      Class A     Class B     Class C
----------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year         $12.390      $12.260      $12.270      $10.030     $10.000     $10.010
                                            -------      -------      -------      -------     -------     -------
Income (loss) from operations
Net investment income (loss)(1)             $ 0.007      $(0.091)     $(0.092)     $(0.007)    $(0.090)    $(0.089)
Net realized and unrealized gain              1.277(9)     1.265(9)     1.256(9)     2.367       2.350       2.349
                                            -------      -------      -------      -------     -------     -------
Total income from operations                $ 1.284      $ 1.174      $ 1.164      $ 2.360     $ 2.260     $ 2.260
                                            -------      -------      -------      -------     -------     -------
Less distributions:
From net realized gain                      $(0.074)     $(0.074)     $(0.074)          --          --          --
Total distributions                         $(0.074)     $(0.074)     $(0.074)          --          --          --
Net asset value - End of year               $13.600      $13.360      $13.360      $12.390     $12.260     $12.270
                                            =======      =======      =======      =======     =======     =======
Total return(3)                               10.37%        9.58%        9.49%       23.53%      22.60%      22.58%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)     $15,829      $10,104      $ 6,217      $ 8,503     $ 5,349     $ 3,770
Ratios (as a percentage of average daily
 net assets):
  Net expenses(4)                              1.40%        2.15%        2.15%        1.40%       2.15%       2.15%
  Net expenses after custodian reduction(4)    1.40%        2.15%        2.15%        1.40%       2.15%       2.15%
  Net investment income (loss)                 0.06%       (0.72)%      (0.73)%      (0.06)%     (0.81)%     (0.81)%
Portfolio turnover of the Portfolio              45%          45%          45%          64%         64%         64%

+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee.  The operating expenses of the Fund reflect a reimbursement of expenses by the administrator.  Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily
 net assets):
  Expenses(4)                                  1.73%        2.48%        2.48%        2.76%       3.51%       3.51%
  Expenses after custodian fee reduction(4)    1.73%        2.48%        2.48%        2.76%       3.51%       3.51%
  Net investment loss                         (0.27)%      (1.05)%      (1.06)%      (1.42)%     (2.17%)     (8.67)%(12)
Net investment loss per share               $(0.033)     $(0.131)     $(0.133)     $(0.166)    $(0.239)    $(0.272)

                                                                                           (See footnotes on last page.)

                                                                          Large-Cap Core Fund
                                                         ----------------------------------------------------
                                                                         Year Ended December 31,
                                                         ----------------------------------------------------
                                                                                2002(7)
                                                         ----------------------------------------------------
                                                              Class A           Class B          Class C
-------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                          $10.000            $10.000          $10.000
                                                             -------            -------          -------
Income (loss) from operations
Net investment income (loss)(1)                              $ 0.000(13)        $(0.021)         $(0.023)
Net realized and unrealized gain                               0.030(9)           0.021(9)         0.033(9)
                                                             -------            -------          -------
Total income from operations                                 $ 0.030            $    --          $ 0.010
                                                             -------            -------          -------
Less distributions:
From net realized gain                                            --                 --               --
Total distributions                                               --                 --               --
Net asset value - End of year                                $10.030            $10.000          $10.010
                                                             =======            =======          =======
Total return(3)                                                 0.30%             0.00%             0.10%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                      $ 3,060            $ 1,595          $ 1,161
Ratios (as a percentage of average daily net assets):
 Net expenses(4)                                                1.41%(12)          2.16%(12)        2.16%(12)
 Net expenses after custodian fee reduction(4)                  1.40%(12)          2.15%(12)        2.15%(12)
 Net investment income (loss)                                   0.00%(8)(12)      (0.67)%(12)      (0.71)%(12)
Portfolio turnover of the Portfolio                               11%                11%              11%

+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee.  The operating expenses of the Fund reflect a reimbursement of expenses by the administrator.  Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
 Expenses(4)                                                   10.08%(12)         10.83%(12)       10.83%(12)
 Expenses after custodian fee reduction(4)                     10.07%(12)         10.82%(12)       10.82%(12)
 Net investment loss                                           (8.67)%(12)        (9.34)%(12)      (9.39)%(12)
Net investment loss per share                                $(0.272)           $(0.293)         $(0.304)

                                                                                        (See footnotes on last page.)

                                                                          Large-Cap Value Fund
                                        ----------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                        ----------------------------------------------------------------------------------------
                                                              2004(1)                                     2003
                                        ----------------------------------------------------------------------------------------
                                           Class A     Class B     Class C   Class R(16)      Class A    Class B    Class C
--------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year       $ 14.760    $ 17.020    $ 13.550     $13.000        $ 12.110   $ 13.970    $11.120
                                          --------    --------    --------     -------        --------   --------    -------
Income (loss) from operations
Net investment income                     $  0.185    $  0.082    $  0.065     $ 0.106        $  0.146   $  0.070    $ 0.053
Net realized and unrealized gain (loss)      2.113       2.430       1.936       1.330           2.654      3.045      2.427
                                          --------    --------    --------     -------        --------   --------    -------
Total income (loss) from operations       $  2.298    $  2.512    $  2.001     $ 1.436        $  2.800   $  3.115    $ 2.480
                                          --------    --------    --------     -------        --------   --------    -------
Less distributions
From net investment income                $ (0.178)   $ (0.072)   $ (0.071)    $(0.096)       $ (0.150)  $ (0.065)   $(0.050)
                                          --------    --------    --------     -------        --------   --------    -------
Total distributions                       $ (0.178)   $ (0.072)   $ (0.071)    $(0.096)       $ (0.150)  $ (0.065)   $(0.050)
                                          --------    --------    --------     -------        --------   --------    -------
Net asset value - End of year             $ 16.880    $ 19.460    $ 15.480     $14.340        $ 14.760   $ 17.020    $13.550
                                          ========    ========    ========     =======        ========   ========    =======
Total return(3)                             15.68%       14.80%      14.81%      11.10%          23.30%     22.36%     22.34%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)   $709,961    $159,792    $119,453     $   664        $332,662   $135,355    $88,867
Ratios (as a percentage of average daily
 net assets):
  Net expenses(4)                             1.07%+     1.82%+       1.82%+      1.32%(12)+      1.13%      1.88%      1.88%
  Net expenses after custodian fee
   reduction(4)                               1.07%+     1.82%+       1.82%+      1.32%(12)+      1.13%      1.88%      1.88%
  Net investment income                       1.21%+     0.46%+       0.46%+      0.93%(12)+      1.24%      0.48%      0.49%
Portfolio turnover of the Portfolio             56%        56%          56%         56%             57%        57%        57%

                                                                        Large-Cap Value Fund
                                   ------------------------------------------------------------------------------------------------
                                                                       Year Ended December 31,
                                   ------------------------------------------------------------------------------------------------
                                                2002(1)                         2001(1)                        2000(1)
                                   ------------------------------------------------------------------------------------------------
                                    Class A     Class B    Class C    Class A   Class B   Class C    Class A   Class B    Class C
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -
 Beginning of year                 $ 14.530    $16.760    $13.330    $ 14.770   $16.970   $13.590   $ 14.390   $16.340    $13.370
                                   --------    -------    -------    --------   -------   -------   --------   -------    -------
Income (loss) from operations
Net investment income (loss)       $  0.128    $ 0.033    $ 0.025    $  0.131   $ 0.035   $ 0.031   $  0.114   $ 0.004    $ 0.003
Net realized and unrealized
 gain (loss)                         (2.408)    (2.778)    (2.200)      0.100     0.116     0.068      1.835     2.105      1.696
                                   --------    -------    -------    --------   -------   -------   --------   -------    -------
Total income (loss) from
 operations                        $ (2.280)   $(2.745)   $(2.175)   $  0.231   $ 0.151   $ 0.099   $  1.949   $ 2.109    $ 1.699
                                   --------    -------    -------    --------   -------   -------   --------   -------    -------
Less distributions
From net investment income         $ (0.140)   $(0.045)   $(0.035)   $ (0.125)  $(0.015)  $(0.013)  $ (0.090)  $    --    $    --
From net realized gain                   --         --         --      (0.346)   (0.346)   (0.346)    (1.479)   (1.479)    (1.479)
                                   --------    -------    -------    --------   -------   -------   --------   -------    -------
Total distributions                $ (0.140)   $(0.045)   $(0.035)   $ (0.471)  $(0.361)  $(0.359)  $ (1.569)  $(1.479)   $(1.479)
                                   --------    -------    -------    --------   -------   -------   --------   -------    -------
Net asset value - End of year      $ 12.110    $13.970    $11.120    $ 14.530   $16.760   $13.330   $ 14.770   $16.970    $13.590
                                   ========    =======    =======    ========   =======   =======   ========   =======    =======
Total return(3)                      (15.78)%   (16.41)%   (16.35)%      1.73%     1.00%     0.86%     14.76%    13.86%     13.87%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)                   $184,446    $88,907    $42,950    $177,660   $72,891   $24,396   $147,800   $30,368    $ 6,246
Ratios (as a percentage of
 average daily net assets):
  Net expenses(4)                      1.13%      1.88%      1.88%       1.13%     1.88%     1.88%      1.15%     1.94%      1.95%
  Net expenses after custodian
    fee reduction(4)                   1.13%      1.88%      1.88%       1.13%     1.88%     1.88%      1.15%     1.94%      1.95%
  Net investment income                0.97%      0.21%      0.21%       0.91%     0.21%     0.24%      0.82%     0.03%      0.02%
Portfolio turnover of the Portfolio     181%       181%       181%         78%       78%       78%       163%      163%       163%

                                                                                                     (See footnotes on last page.)

                                                                                Small-Cap Growth Fund
                                                   -------------------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                   -------------------------------------------------------------------------------
                                                                      2004(1)                               2003(1)
                                                   -------------------------------------------------------------------------------
                                                       Class A       Class B      Class C       Class A     Class B    Class C
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                    $12.200       $10.080      $ 9.800       $ 9.370     $ 7.800    $ 7.590
                                                       -------       -------      -------       -------     -------    -------
Income (loss) from operations
Net investment income (loss)                           $(0.202)      $(0.239)     $(0.232)      $(0.187)    $(0.231)   $(0.218)
Net realized and unrealized gain (loss)                  0.612         0.499        0.492         3.017       2.511      2.428
                                                       -------       -------      -------       -------     -------    -------
Total income (loss) from operations                    $ 0.410       $ 0.260      $ 0.260       $ 2.830     $ 2.280    $ 2.210
                                                       -------       -------      -------       -------     -------    -------
Net asset value - End of year                          $12.610       $10.340      $10.060       $12.200     $10.080    $ 9.800
                                                       =======       =======      =======       =======     =======    =======
Total return(3)                                           3.36%(17)     2.58%(17)    2.65%(17)    30.20%      29.23%     29.12%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                $ 9,418       $ 2,458      $ 2,353       $11,103      $2,439    $ 2,238
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                         2.00%         2.75%        2.75%         2.00%       2.75%      2.75%
  Net expenses after custodian fee reduction(4)           2.00%         2.75%        2.75%         2.00%       2.75%      2.75%
  Net investment income (loss)                           (1.72)%       (2.47)%      (2.47)%       (1.78)%     (2.54)%    (2.53)%
Portfolio turnover of the Portfolio                        276%          276%         276%          308%        308%       308%
Portfolio turnover of the Fund(10)                          --            --           --            --          --         --

+  The operating expenses of the Fund and the Portfolio reflect a reduction of the investment adviser fee, a waiver and/or reimbursement of expenses by the administrator and/or an allocation of expenses to the investment adviser.  Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                             2.49%         3.24%        3.24%         2.81%       3.54%      3.55%
  Expenses after custodian fee reduction(4)               2.49%         3.24%        3.24%         2.81%       3.54%      3.55%
  Net investment loss                                    (2.22)%       (2.96)%      (2.96)%       (2.59)%     (3.33)%    (3.33)%
Net investment loss per share                          $(0.261)      $(0.286)     $(0.278)      $(0.272)    $(0.303)   $(0.287)

                                                                                                    (See footnotes on last page.)

                                                                                  Small-Cap Growth Fund
                                                     ------------------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                                       2002(1)                        2001(1)      2000(1)
                                                     ------------------------------------------------------------------------------
                                                         Class A    Class B(14)     Class C(14)       Class A      Class A
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                      $14.180      $10.000         $10.000         $18.700      $22.630
                                                         -------      -------         -------         -------      -------
Income (loss) from operations
Net investment income (loss)                             $(0.189)     $(0.134)        $(0.129)        $(0.192)     $(0.303)
Net realized and unrealized gain (loss)                   (4.621)      (2.066)         (2.281)         (4.328)       1.781(9)
                                                         -------      -------         -------         -------      -------
Total income (loss) from operations                      $(4.810)     $(2.200)        $(2.410)        $(4.520)     $ 1.478
                                                         -------      -------         -------         -------      -------
Less distributions
From net investment income                               $    --      $    --         $    --         $    --      $    --
                                                         -------      -------         -------         -------      -------
From net realized gain                                   $    --      $    --         $    --         $    --      $(5.408)
                                                         -------      -------         -------         -------      -------
Total distributions                                      $    --      $    --         $    --         $    --      $(5.408)
                                                         -------      -------         -------         -------      -------
Net asset value - End of year                            $ 9.370      $ 7.800         $ 7.590         $14.180      $18.700
                                                         =======      =======         =======         =======      =======
Total return(3)                                           (33.92)%     (22.00)%        (24.10)%        (24.17)%       2.83%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                  $ 9,426      $   459         $ 1,118         $ 9,551      $ 2,669
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                           2.00%        2.75%(12)       2.75%(12)       1.70%        1.89%
  Net expenses after custodian fee reduction(4)             2.00%        2.75%(12)       2.75%(12)       1.70%        1.70%
  Net investment income (loss)                             (1.74)%      (2.56)%(12)     (2.53)%(12)     (1.36)%      (1.34)%
Portfolio turnover of the Portfolio                          225%         225%           2.25%            117%          89%(11)
Portfolio turnover of the Fund(10)                            --           --              --              --           93%

+  The operating expenses of the Fund and the Portfolio reflect a reduction of the investment adviser fee, a waiver and/or reimbursement of expenses by the administrator and/or an allocation of expenses to the investment adviser.  Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                               2.86%        4.10%(12)       4.03%(12)       2.76%        7.24%
  Expenses after custodian fee reduction(4)                 2.86%        4.10%(12)       4.03%(12)       2.76%        7.05%
  Net investment loss                                      (2.60)%      (3.91)%(12)     (3.81)%(12)     (2.43)%      (6.69)%
Net investment loss per share                            $(0.282)     $(0.205)        $(0.194)        $(0.342)     $(1.510)

                                                                                                 (See footnotes on last page.)

                                                                                Small-Cap Value Fund
                                                   ------------------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                   ------------------------------------------------------------------------------
                                                                    2004(1)                               2003(1)
                                                   ------------------------------------------------------------------------------
                                                       Class A      Class B      Class C      Class A     Class B     Class C
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                    $12.050      $12.310      $12.280      $ 9.080     $ 9.340     $ 9.320
                                                       -------      -------      -------      -------     -------     -------
Income (loss) from operations
Net investment loss                                    $(0.073)     $(0.172)     $(0.171)     $(0.063)    $(0.149)    $(0.153)
Net realized and unrealized gain (loss)                  2.279        2.308        2.307        3.033       3.119       3.113
                                                       -------      -------      -------      -------     -------     -------
Total income (loss) from operations                    $ 2.206      $ 2.136      $ 2.136      $ 2.970     $ 2.970     $ 2.960
                                                       -------      -------      -------      -------     -------     -------
Less distributions
From net investment income                             $(0.016)     $(0.016)     $(0.016)     $    --     $    --     $    --
                                                       -------      -------      -------      -------     -------     -------
Total distributions                                    $(0.016)     $(0.016)     $(0.016)     $    --     $    --     $    --
                                                       -------      -------      -------      -------     -------     -------
Net asset value - End of year                          $14.240      $14.430      $14.400      $12.050     $12.310     $12.280
                                                       =======      =======      =======      =======     =======     =======
Total return(3)                                          18.33%       17.37%       17.41%       32.71%      31.80%      31.76%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                $ 7,635      $ 3,391      $ 4,030      $ 4,047     $ 1,554     $ 1,873
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                         1.75%        2.50%        2.50%        1.75%       2.50%       2.50%
  Net investment loss                                    (0.58)%      (1.33)%      (1.32)%      (0.60)%     (1.37)%     (1.38)%
Portfolio turnover of the Portfolio(10)                      1%           1%           1%          24%         24%         24%
Portfolio turnover of the Fund                               5%           5%           5%          --          --          --

+  The operating expenses of the Fund and the Portfolio reflect an allocation of expenses to the investment adviser and administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                             2.49%        3.24%        3.24%        4.78%       5.53%       5.53%
  Net investment loss                                    (1.32)%      (2.07)%      (2.06)%      (3.63)%     (4.40)%     (4.41)%
Net investment loss per share                          $(0.166)     $(0.267)     $(0.266)     $(0.381)    $(0.479)    $(0.489)

                                                                                                   (See footnotes on last page.)

                                                                 Small-Cap Value Fund
                                                    -------------------------------------------------
                                                                Year Ened December 31,
                                                    -------------------------------------------------
                                                                       2002(1)(15)
                                                    -------------------------------------------------
                                                        Class A         Class B         Class C
-----------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.000         $10.000         $10.000
                                                        -------         -------         -------
Income (loss) from operations
Net investment loss                                     $(0.023)        $(0.058)        $(0.060)
Net realized and unrealized gain (loss)                  (0.897)(9)      (0.602)(9)      (0.620)(9)
                                                        -------         -------         -------
Total income (loss) from operations                     $(0.920)        $(0.660)        $(0.680)
                                                        -------         -------         -------
Less distributions
From net investment income                              $    --         $    --         $    --
                                                        -------         -------         -------
Total distributions                                     $    --         $    --         $    --
                                                        -------         -------         -------
Net asset value - End of year                           $ 9.080         $ 9.340         $ 9.320
                                                        =======         =======         =======
Total return(3)                                           (9.20)%         (6.60)%         (6.80)%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                 $ 1,742         $   255         $    91
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          1.75%(12)       2.50%(12)       2.50%(12)
  Net investment loss                                     (0.51)%(12)     (1.30)%(12)     (1.31)%(12)
Portfolio turnover of the Portfolio(10)                       2%              2%              2%
Portfolio turnover of the Fund

+  The operating expenses of the Fund and the Portfolio reflect an allocation of expenses to the investment adviser and administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                             37.05%(12)      37.80%(12)      37.80%(12)
  Net investment loss                                    (35.81)%(12)    (36.60)%(12)    (36.61)%(12)
Net investment loss per share                           $(1.615)        $(1.633)        $(1.677)

                                                                              (See footnotes on last page.)

                                                                        Special Equities Fund
                                ----------------------------------------------------------------------------------------------------
                                                                        Year Ended December 31,
                                ----------------------------------------------------------------------------------------------------
                                                2004(1)                         2003(1)                         2002(1)
                                ----------------------------------------------------------------------------------------------------
                                   Class A     Class B    Class C    Class A    Class B    Class C   Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -
 Beginning of year                 $ 4.570     $10.500    $ 7.300    $ 3.490    $ 8.080    $ 5.610   $ 5.200    $12.120    $ 8.420
                                   -------     -------    -------    -------    -------    -------   -------    -------    -------
Income (loss) from
 operations
Net investment loss                $(0.060)    $(0.214)   $(0.149)   $(0.056)   $(0.195)   $(0.137)  $(0.052)   $(0.191)   $(0.132)
Net realized and unrealized
 gain (loss)                         0.230       0.514      0.359      1.136      2.615      1.827    (1.658)    (3.849)    (2.678)
                                   -------     -------    -------    -------    -------    -------   -------    -------    -------
Total income (loss) from
 operations                        $ 0.170     $ 0.300    $ 0.210    $ 1.080    $ 2.420    $ 1.690   $(1.710)   $(4.040)   $(2.810)
                                   -------     -------    -------    -------    -------    -------   -------    -------    -------
Less distributions
From net realized gain             $    --     $    --    $    --    $    --    $    --    $    --   $    --    $    --    $    --
                                   -------     -------    -------    -------    -------    -------   -------    -------    -------
Total distributions                $    --     $    --    $    --    $    --    $    --    $    --   $    --    $    --    $    --
                                   -------     -------    -------    -------    -------    -------   -------    -------    -------
Net asset value - End of year      $ 4.740     $10.800    $ 7.510    $ 4.570    $10.500    $ 7.300   $ 3.490    $ 8.080    $ 5.610
                                   =======     =======    =======    =======    =======    =======   =======    =======    =======

Total return(3)                       3.72%       2.86%      2.88%     30.95%    29.95%     30.12%   (32.88)%   (33.33)%   (33.37)%

Ratios/Supplemental Data+
Net assets, end of year
 (000's omitted)                   $42,778     $ 3,436    $ 2,757    $46,244    $ 5,297    $ 4,168   $41,575    $ 5,066    $ 3,824
Ratios (as a percentage of
 average daily net assets):
   Net expenses(4)                    1.63%       2.38%      2.38%      1.64%      2.39%      2.39%     1.51%      2.26%      2.26%
   Net expenses after custodian
     fee reduction(4)                 1.63%       2.38%      2.38%      1.64%      2.39%      2.39%     1.51%      2.26%      2.26%
   Net investment loss               (1.36)%     (2.12)%    (2.12)%    (1.42)%    (2.17)%    (2.18)%   (1.26)%    (2.01)%    (2.01)%
Portfolio turnover of the Portfolio    264%        264%       264%       292%       292%       292%      188%       188%       188%

+  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee.  Had such action ot been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average
 daily net assets):
   Expenses(4)                        1.64%       2.39%      2.39%        --         --         --        --         --         --
   Expenses after custodian fee
     reduction(4)                     1.64%       2.39%      2.39%        --         --         --        --         --         --
   Net investment loss               (1.37)%     (2.13)%    (2.13)%       --         --         --        --         --         --
Net investment loss per share      $(0.060)    $(0.214)   $(0.149)        --         --         --        --         --         --

                                                                                                       (See footnotes on last page.)

                                                                  Special Equities Fund
                                        ---------------------------------------------------------------------
                                                                 Year Ended December 31,
                                        ---------------------------------------------------------------------
                                                      2001(1)                          2000(1)
                                        ---------------------------------------------------------------------
                                           Class A    Class B    Class C    Class A    Class B     Class C
-------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year        $ 6.850    $16.050    $11.160    $ 9.390    $19.670     $14.220
                                           -------    -------    -------    -------    -------     -------
Income (loss) from operations
Net investment loss                        $(0.058)   $(0.230)   $(0.158)   $(0.059)   $(0.286)    $(0.202)
Net realized and unrealized gain (loss)     (1.575)    (3.683)    (2.565)    (0.500)    (1.353)     (0.877)
                                           -------    -------    -------    -------    -------     -------
Total income (loss) from operations        $(1.633)   $(3.913)   $(2.723)   $(0.559)   $(1.639)    $(1.079)
                                           -------    -------    -------    -------    -------     -------
Less distributions
From net realized gain                     $(0.017)   $(0.017)   $(0.017)   $(1.981)   $(1.981)    $(1.981)
                                           -------    -------    -------    -------    -------     -------
Total distributions                        $(0.017)   $(0.017)   $(0.017)   $(1.981)   $(1.981)    $(1.981)
                                           -------    -------    -------    -------    -------     -------
Net asset value - End of year              $ 5.200    $12.120    $ 8.420    $ 6.850    $16.050     $11.160
                                           =======    =======    =======    =======    =======     =======
Total return(3)                             (23.83)%   (24.38)%   (24.40)%    (9.15)%    (9.90)%     (9.74)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)    $68,770    $ 8,046    $ 5,338    $89,183    $10,753     $ 4,451
Ratios (as a percentage of average daily
 net assets):
  Net expenses(4)                             1.29%      2.04%      2.04%      1.18%      1.98%       2.01%
  Net expenses after custodian fee
    reduction(4)                              1.29%      2.04%      2.04%      1.18%      1.98%       2.01%
  Net investment loss                        (1.07)%    (1.82)%    (1.83)%    (0.66)%    (1.46)%     (1.49)%
Portfolio turnover of the Portfolio             92%        92%        92%       136%       136%        136%

                                                                                (See footnotes on last page.)

                                                                           Utilities Fund
                                ----------------------------------------------------------------------------------------------------
                                                                      Year Ended December 31,
                                ----------------------------------------------------------------------------------------------------
                                            2004(1)                           2003(1)                           2002(1)
                                ----------------------------------------------------------------------------------------------------
                                  Class A   Class B    Class C     Class A    Class B    Class C    Class A     Class B   Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -
 Beginning of year              $  8.040    $ 9.780    $10.600    $  6.580    $ 8.010    $ 8.670    $  7.740    $ 9.440   $10.200
                                --------    -------    -------    --------    -------    -------    --------    -------   -------
Income (loss) from operations
Net investment income           $  0.238    $ 0.203    $ 0.226    $  0.196    $ 0.174    $ 0.183    $  0.207    $ 0.189   $ 0.204
Net realized and unrealized
 gain (loss)                       1.743      2.125      2.297       1.474      1.796      1.952      (1.174)    (1.439)   (1.549)
                                --------    -------    -------    --------    -------    -------    --------    -------   -------
Total income (loss) from
 operations                     $  1.981    $ 2.328    $ 2.523    $  1.670    $ 1.970    $ 2.135    $ (0.967)   $(1.250)  $(1.345)
                                --------    -------    -------    --------    -------    -------    --------    -------   -------
Less distributions
From net investment income      $ (0.231)   $(0.198)   $(0.213)   $ (0.210)   $(0.200)   $(0.205)   $ (0.193)   $(0.180)  $(0.185)
From net realized gain                --         --         --          --         --         --          --         --        --
                                --------    -------    -------    --------    -------    -------    --------    -------   -------
Total distributions             $ (0.231)   $(0.198)   $(0.213)   $ (0.210)   $(0.200)   $(0.205)   $ (0.193)   $(0.180)  $(0.185)
                                --------    -------    -------    --------    -------    -------    --------    -------   -------
Net asset value - End of year   $  9.790    $11.910    $12.910    $  8.040    $ 9.780    $10.600    $  6.580    $ 8.010   $ 8.670
                                ========    =======    =======    ========    =======    =======    ========    =======   =======
Total return(3)                    25.11%     24.15%     24.13%      25.92%     25.03%     25.03%     (12.50)%   (13.24)%  (13.24)%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)                $488,659    $72,435    $64,898    $358,460    $71,199    $28,546     $295,493   $43,244   $11,363
Ratios (as a percentage of
 average daily net assets):
   Expenses(4)                      1.10%+     1.85%+     1.85%+      1.15%      1.90%      1.90%       1.14%      1.89%     1.89%
   Expenses after custodian fee
     reduction(4)                   1.10%+     1.85%+     1.85%+      1.15%      1.90%      1.90%       1.14%      1.89%     1.89%
   Interest expense(4)                --(8)      --(8)      --(8)       --(8)      --(8)      --(8)       --(8)      --(8)     --(8)
   Net investment income            2.79%      1.96%      2.00%       2.81%      2.03%      1.96%       2.99%      2.24%     2.25%
Portfolio turnover of the Portfolio   59%        59%        59%        106%       106%       106%        146%       146%      146%

                                                                                                       (See footnotes on last page.)

                                                                          Utilities Fund
                                              -------------------------------------------------------------------
                                                                       Year Ended December 31,
                                              -------------------------------------------------------------------
                                                             2001(1)                         2000(1)
                                              -------------------------------------------------------------------
                                                 Class A     Class B    Class C    Class A   Class B    Class C
-----------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year             $ 10.060    $12.180    $13.130    $ 11.650   $13.680    $14.580
                                                --------    -------    -------    ---------  --------   -------
Income (loss) from operations
Net investment income                           $  0.141    $ 0.092    $ 0.099    $  0.134   $ 0.056    $ 0.058
Net realized and unrealized gain (loss)           (1.997)    (2.423)    (2.620)      0.593     0.691      0.739
                                                --------    -------    -------    --------   -------    -------
Total income (loss) from operations             $ (1.856)   $(2.331)   $(2.521)   $  0.727   $ 0.747    $ 0.797
                                                --------    -------    -------    --------   -------    -------
Less distributions
From net investment income                      $ (0.155)   $(0.100)   $(0.100)   $ (0.115)  $(0.045)   $(0.045)
From net realized gain                            (0.309)    (0.309)    (0.309)     (2.202)   (2.202)    (2.202)
                                                --------    -------    -------    --------   -------    -------
Total distributions                             $ (0.464)   $(0.409)   $(0.409)   $ (2.317)  $(2.247)   $(2.247)
                                                --------    -------    -------    --------   -------    -------
Net asset value - End of year                   $  7.740    $ 9.440    $10.200    $ 10.060   $12.180    $13.130
                                                ========    =======    =======    ========   =======    =======
Total return(3)                                   (18.93)%   (19.51)%   (19.55)%      6.48%     5.61%      5.60%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)         $360,738    $54,199    $ 9,652    $492,352   $71,098    $10,806
Ratios (as a percentage of average daily
 net assets):
  Expenses(4)                                       1.10%      1.85%      1.85%       1.08%     1.85%      1.85%
  Expenses after custodian fee reduction(4)         1.10%      1.85%      1.85%       1.08%     1.85%      1.85%
  Interest expense(4)                               0.01%      0.01%      0.01%       0.01%     0.01%      0.01%
  Net investment income                             1.62%      0.87%      0.87%       1.18%     0.42%      0.41%
Portfolio turnover of the Portfolio                  169%       169%       169%        149%      149%       149%

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) Balanced Fund, through its investment in the Investment Grade Income Portfolio, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.008, $0.015 and $0.014, an increase in net realized and unrealized gain
     (loss) per share of $0.008, $0.015 and $0.014 and a decrease in the ratio of net investment income to average net assets from 1.61% to 1.47%, 0.87% to 0.72% and 0.86% to 0.72% for Class A, B and C, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower for Small-Cap Growth Fund and Special Equitities Fund had certain expenses not been reduced during the period.
(4) Includes the Fund's share of its corresponding Portfolio's/Portfolios' allocated expenses (since May 1, 2000 for Small-Cap Growth Fund).
(5)  For the period from January 1, 2000 to March 6, 2000.
(6) For the period from the start of business, March 7, 2000, to December 31, 2000.
(7) For the period from the start of business, September 9, 2002, to December 31, 2002.
(8)  Represents less than 0.01%.
(9) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(10) Portfolio turnover represents the rate of portfolio activity for the period while Small-Cap Growth Fund was making investments directly into Small-Cap Growth Portfolio.
(11) For the period from the start of business, May 1, 2000, to December 31, 2000.
(12) Annualized.
(13) Represents less than 0.001 per share.
(14) For the period from the commencement of offering of Class B shares and Class C shares, May 7, 2002 and May 3, 2002, respectively, to December 31, 2002.
(15) For the period from the commencement of operations of Class A shares, Class B shares and Class C shares, June 28, 2002, July 9, 2002 and July 3, 2002, respectively, to December 31, 2002.
(16) For the period from the commencement of operation, February 18, 2004, to December 31, 2004.
(17) The net increase from gains through the Funds' investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

+ The expenses of one or more Portfolios reflects a voluntary reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

LOGO




MORE INFORMATION
--------------------------------------------------------------------------------

     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about Small-Cap Value Fund's and each Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-1545.                                     COMBEQP


480-5/05                                         (C) 2005 Eaton Vance Management

LOGO










                        Eaton Vance Large-Cap Value Fund
                           Eaton Vance Utilities Fund
                     Diversified funds seeking total return

                              Institutional Shares

                                Prospectus Dated
                                   May 2, 2005



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



       This prospectus contains important information about the Funds and the services available to shareholders.
                          Please save it for reference.

Table of Contents


Fund Summaries..................................................3

     Performance Information ...................................5

        Large-Cap Value Fund....................................5

        Utilities Fund..........................................6

     Fund Fees and Expenses.....................................7

Investment Objectives & Principal Policies and Risks............8

Management and Organization....................................10

Valuing Shares.................................................10

Purchasing Shares..............................................11

Redeeming Shares...............................................13

Shareholder Account Features...................................13

Tax Information................................................14

Financial Highlights...........................................15

FUND SUMMARIES

This page summarizes the investment objective and principal strategies and risks of each Fund. Information about the performance, fees and expenses of each Fund is presented on the pages that follow.

Investment Objectives and Principal Strategies

Eaton Vance Large-Cap Value Fund. Large-Cap Value Fund's investment objective is to seek total return. The Fund invests primarily in value stocks of large-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the overall stock market. The portfolio manager generally considers large-cap companies to be those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. The Fund normally invests at least 80% of its net assets in equity securities of large-cap companies. The Fund primarily invests in dividend-paying stocks. If Fund (and class) expenses exceed income, Fund shareholders will not receive income distributions. The Fund may invest in convertible debt securities (including securities rated below investment grade). The Fund may also invest in real estate investment trusts for income.

Eaton Vance Utilities Fund. Utilities Fund's investment objective is to seek total return. The amount of income versus capital growth contributing to the Fund's total return will vary. The Fund invests principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of utilities companies, including (among others) producers and distributors of gas power and electric energy, and communications service providers. The Fund may also invest up to 20% of its net assets in fixed-income securities (including up to 10% of its net assets in lower rated fixed-income securities).

Common Practices. Each Fund may invest up to 25% of its total assets in foreign securities. Each Fund may at times engage in derivatives transactions (such as futures contracts and options, forward currency exchange contracts, covered short sales and equity swaps) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. Each Fund currently invests its assets in one or more separate registered investment companies (each a "Portfolio"). Each Fund that invests in a Portfolio has the same investment objective and policies as that Portfolio.

Principal Risk Factors

The value of Fund shares is sensitive to stock market volatility. If there is a general decline in the value of U.S. stocks, the value of a Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because each Fund may invest a portion of its assets in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and developments abroad. The use of derivative transactions is subject to certain limitations and may expose a Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or market movements.

Because each Fund may invest in fixed-income securities, the value of Fund shares may be sensitive to increases in prevailing interest rates and the creditworthiness of issuers. Fixed-income securities rated below investment grade (so-called "junk bonds") may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of a default.

Value stocks held by Large-Cap Value Fund may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. Value stocks may not achieve their expected financial potential.

Utilities Fund concentrates in the utilities industries, so the value of Fund shares will be affected by events that adversely affect those industries. Utility companies are sensitive to changes in interest rates and other economic conditions, governmental regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, increased risk and competition in deregulated sectors, and the cost and delay of technological developments (including those associated with nuclear energy). In addition, securities of utility companies in the telecommunications sector and related sectors are volatile and may underperform in a sluggish economy. Changes in the utilities industries and in the dividend policies of utility companies could make it difficult for the Fund to provide a meaningful level of income. Because the Fund concentrates its investments, the value of Fund shares may fluctuate more than if the Fund invested in a broader variety of industries.


No Fund is a complete investment program and you may lose money by investing. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shareholders may realize substantial losses and should invest for the long term.

                        Eaton Vance Large-Cap Value Fund

Performance Information. The following bar chart and table provide information about the investment performance of another class of shares of Large-Cap Value Fund. These shares ("Retail Shares") are distributed through retail distribution channels and are subject to higher expenses than Institutional Shares. The returns in the bar chart are for Retail Shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The returns in the bar chart and the table are for each calendar year of the Retail Shares' operations through December 31, 2004. The table below also contains a comparison of the Retail Shares' performance to the performance of two broad-based indices of domestic equity stocks. Returns for Retail Shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


        Annual Total Returns of the Retail Shares of Large-Cap Value Fund

32.76%  20.20%  30.93%  21.81%  3.40%  14.76%  1.73%   -15.78%  23.30%  15.68%
------  ------  ------  ------  -----  ------  -----   -------  ------  ------
1995    1996    1997    1998    1999   2000    2001    2002     2003    2004


During the ten years ended December 31, 2004, the Retail Shares' highest quarterly total return was 17.93% for the quarter ended December 31, 1998, and the lowest quarterly return was -15.60% for the quarter ended September 30, 2002.

                                                                                    One       Five       Ten
Average Annual Total Return as of December 31, 2004                                 Year      Years      Years
------------------------------------------------------------------------------------------------------------------
Retail Shares Return Before Taxes                                                   9.03%      5.74%     13.28%
Retail Shares Return After Taxes on Distributions                                   8.85%      4.84%     10.77%
Retail Shares Return After Taxes on Distributions and the Sale of Retail Shares     6.09%      4.50%     10.33%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)      16.49%      5.27%     13.83%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)                 10.87%     -2.30%     12.07%

The Russell 1000 Value Index is a broad-based, unmanaged index of value stocks. The S&P 500 Index is a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. The Fund's benchmark has been changed to the Russell 1000 Value Index because the stocks included therein are consistent with the management style of the Fund. The S&P 500 Index is included to provide a comparison to the broader stock market. Investors cannot invest directly in an Index. (Source for Russell 1000 Value Index and S&P 500
Index: Lipper Inc.)


Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Retail Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Retail Shares.

                           Eaton Vance Utilities Fund

Performance Information. The following bar chart and table provide information about the investment performance of another class of shares of Utilities Fund. These Retail Shares are distributed through retail distribution channels and are subject to higher expenses than Institutional Shares. The returns in the bar chart are for Retail Shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The returns in the bar chart and the table are for each calendar year of the Retail Shares' operations through December 31, 2004. The table below also contains a comparison of the Retail Shares' performance to the performance of two broad-based indices of certain domestic equity stocks. Returns for Retail Shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


          Annual Total Returns of the Retail Shares of Utilities Fund

27.54%  7.00%   16.18%  23.79%  40.76%  6.48%  -18.93%  -12.50%  25.92%  25.11%
------  -----   ------  ------  ------  -----  -------  -------  ------  ------
1995    1996    1997    1998    1999    2000   2001     2002     2003    2004


During the ten years ended December 31, 2004, the Retail Shares' highest quarterly total return was 23.56% for the quarter ended December 31, 1999, and the lowest quarterly return was -15.70% for the quarter ended September 30, 2002.

                                                                                   One        Five       Ten
Average Annual Total Return as of December 31, 2004                                Year       Years      Years
-------------------------------------------------------------------------------------------------------------------
Retail Shares Return Before Taxes                                                  17.92%      2.32%     11.97%
Retail Shares Return After Taxes on Distributions                                  17.44%      0.63%      9.20%
Retail Shares Return After Taxes on Distributions and the Sale of Retail Shares    12.15%      1.20%      9.02%
S&P 500 Utilities Index (reflects no deductions for fees, expenses or taxes)       24.28%      3.73%      8.16%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)                 10.87%     -2.30%     12.07%

The S&P 500 Utilities Index is an unmanaged index of certain utilities stocks. The S&P 500 Index is a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. Investors cannot invest directly in an Index. (Source of S&P Utilities Index and S&P 500 Index: Lipper Inc.)


Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Retail Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Retail Shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Annual Fund Operating Expenses for Institutional Shares of
Large-Cap Value Fund (expenses that are deducted from Fund          Management     Other       Total Annual Fund
and Portfolio assets)                                                  Fees       Expenses     Operating Expenses
---------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                                                  0.625%       0.195%           0.82%

Annual Fund Operating Expenses for Institutional                                Total Annual     Management
Shares of Utilities Fund (expenses that are        Management      Other       Fund Operating       Fee       Total Fund Operating
deducted from Fund and Portfolio assets)              Fees        Expenses        Expenses        Waiver*    Expenses(net of waiver)
------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                                       0.750%       0.200%           0.95%          (0.10%)             0.85%

 * The investment adviser has contractually agreed to reduce the advisory fee to 0.65% annually on average daily net assets up to $500 million and 0.625% annually on average daily net assets of $500 million and more. The fee declines further on net assets of $1 billion or more. Such contractual fee reduction cannot be terminated or decreased without the express consent of the Board of Trustees and shareholders and is intended to continue indefinitely.


Example. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Large-Cap Value Fund Institutional Shares    $84      $262      $455     $1,014
Utilities Fund Institutional Shares          $87      $271      $471     $1,049

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

The investment objectives and principal policies and risks of the Funds are set forth below. Each Fund's investment objective may not be changed by the Trustees without shareholder approval. Most of a Fund's investment policies may be changed by the Trustees without shareholder approval.

In the case of a Fund or Portfolio that has a policy of investing at least 80% of its net assets in a particular type of investment (the "80% policy"), the policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change. For purposes of the 80% policy, net assets include any borrowings for investment purposes.

Large-Cap Value Fund. Large-Cap Value Fund's investment objective is to seek total return. The Fund currently invests in Large-Cap Value Portfolio.

Large-Cap Value Portfolio's investment objective is to seek total return. Under normal circumstances, Large-Cap Value Portfolio primarily invests in value stocks of large-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the overall stock market. The portfolio manager generally considers large-cap companies to be those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. The Portfolio normally invests at least 80% of its net assets in equity securities of large-cap companies.

Large-Cap Value Portfolio primarily invests in dividend-paying stocks. The Portfolio may also invest in convertible debt securities of any credit quality (including securities rated below investment grade). The Portfolio also may invest in non-income producing stocks. The Portfolio's holdings will represent a number of different sectors and industries, and less than 25% of the Portfolio's total assets will be invested in any one industry. In addition to the factors described under "Common Investment Considerations and Practices" below, the Portfolio may consider a company's dividend prospects and estimates of a company's net value when selecting securities. The portfolio manager may sell a security when the investment adviser's price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

Utilities Fund. Utilities Fund's investment objective is to seek total return. The Fund currently invests in Utilities Portfolio.

Utilities Portfolio's investment objective is to seek total return. Utilities Portfolio invests principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. Under normal circumstances, Utilities Portfolio invests at least 80% of its net assets in equity securities of utilities. Dividend payments by certain utilities companies can vary depending on various factors, such as industry deregulation (increasing price competition) or changes in tax laws.

"Utilities" are companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy, as well as companies engaged in the communications field, including telephone, satellite, cable, mobile communication and electronic communications. A company will be considered to be in the utilities industry if, during the most recent 12-month period, at least 50% of the company's gross revenues, on a consolidated basis, are derived from utilities industries. The Portfolio's policy of concentrating in common stocks of utilities may not be changed without shareholder approval.

The portfolio manager seeks to purchase securities that are reasonably priced in relation to their fundamental value and which will grow in value over time. The issuer's dividend payment record is also considered. The portfolio manager may sell a security when the investment adviser's price objective for the stock is reached or the fundamentals of the company deteriorate, or to pursue more attractive investment options. When consistent with achieving total return, Utilities Portfolio may invest up to 20% of its net assets in fixed-income securities, including (with respect to up to 10% of its net assets) securities rated BBB by S&P 500 Index or Baa by Moody's or below and unrated securities determined by the investment adviser to be of comparable quality. The Portfolio may also invest in non-income producing securities. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

Common Investment Considerations and Practices

Investment decisions for each Portfolio are made primarily on the basis of fundamental research conducted by the investment adviser's research staff. Management of each Portfolio involves consideration of numerous factors (such as quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities). Many of these considerations are subjective. Each Portfolio intends to manage investment risk by maintaining broad issuer and (except in the case of Utilities Portfolio) industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Large-Cap Value Portfolio does not invest 25% or more of its assets in any one industry.

The portfolio turnover rate of each Portfolio may exceed 100%. A fund with high turnover (100% or more) may generate more capital gains and pay more brokerage commissions (which reduce return) than a fund with a lower rate. Capital gain distributions will reduce after-tax returns for shareholders holding Fund shares in taxable accounts.

Each Portfolio may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for companies in less developed countries. As an alternative to holding foreign stocks directly, each Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 25% limitation on investing in foreign securities.

Each Portfolio may invest a portion of their assets in fixed-income and/or convertible debt securities that are, at the time of investment, rated Baa or lower by Moody's, or BBB or lower by S&P 500 Index (so-called "junk bonds"). These securities have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations. The Portfolios may invest in securities in any rating category, including those in default.

Value stocks held by Large-Cap Value Portfolio may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. Value stocks may not achieve their expected financial potential.

Each Portfolio at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines ("hedging"), to enhance returns, or as a substitute for the purchase or sale of securities or currencies. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Portfolio. Equity swaps are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, the Portfolio may be forced to deliver stock to close a position. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

Each Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing them.

Each Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolios will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, each Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. A Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. While at times a Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. Each Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $95 billion on behalf of mutual funds, institutional clients and individuals.

The Statement of Additional Information provides information regarding the basis for the Trustees approval of each Portfolio's investment advisory agreement.

Large-Cap Value Portfolio. Under its investment advisory agreement with Large-Cap Value Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2004, Large-Cap Value Portfolio paid BMR advisory fees equal to 0.625% of its average daily net assets.

Michael R. Mach is the portfolio manager of Large-Cap Value Portfolio (since January 2000). Mr. Mach manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR.

Utilities Portfolio. Under its investment advisory agreement with Utilities Portfolio, BMR is entitled to receive an advisory fee of 0.75% annually of the average daily net assets of the Portfolio up to $500 million, and 0.6875% annually of the average daily net assets of $500 million and more, which fee is further reduced on assets of $1 billion or more. However, BMR has contractually agreed to reduce its advisory fee to 0.65% of the Portfolio's average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on June 14, 2004. For the fiscal year ended December 31, 2004, the fee was equivalent to 0.648% of the Portfolio's average daily net assets.

Judith A. Saryan is the portfolio  manager of Utilities  Portfolio  (since March
1999). Ms. Saryan has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of each Fund with respect to which that portfolio manager has management responsibilities.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Special Investment Trust (the "Trust"), a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund shares offered hereby, and referred to in, this prospectus are Institutional Shares. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If a Fund invests in a Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, a Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. A Fund can withdraw from the Portfolio at any time without shareholder approval.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this risk in approving the use of a combined prospectus.

VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value, which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Portfolio values its assets that would materially affect net asset value. In addition, for foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

Institutional Shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Institutional Shares also are offered to pension plans, endowments and corporations. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance, its affiliates and its service providers, and for individual accounts of a financial intermediary that charges a fee for its services, provided the aggregate value of such accounts is at least $250,000.

The Fund provides shareholders ease of investment by allowing same day wire purchases. You may purchase Institutional Shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. An account application form must be promptly forwarded to the transfer agent. You may request a current account application by calling 1-800-262-1122. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

    Mellon Trust of New England N.A.
    ABA #011001234
    Account #080411
    Further Credit Eaton Vance Large-Cap Value Fund or Eaton Vance Utilities
      Fund - Institutional Shares - Fund #223 or
    #279, respectively
    A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax-sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by a Portfolio, such as restricted securities and securities of certain small- and mid-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because each Portfolio may invest up to 25% of its total assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. Each Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in each Fund are inherently subjective and will be made in a manner in the best interest of a Fund's shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

Payments to Investment Dealers. The principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

REDEEMING SHARES

You can redeem shares in one of two ways:

By Wire If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The redemption request may be made by calling the transfer agent at 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of redeeming by wire; however, no costs are currently charged. The Fund may suspend or terminate this expedited payment procedure upon at least 30 days notice.

Through an          Your investment  dealer is responsible for  transmitting the
Investment          order  promptly.  An investment  dealer may charge a fee for
Dealer              this service.


If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage of other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest      Dividends  and capital  gains are  reinvested  in additional
 Option shares. This option will be assigned if you do not specify an option.

..Partial Reinvest   Dividends are paid in cash and capital gains are  reinvested in additional shares.

..Cash Option        Dividends and capital gains are paid in cash.


Information about each Fund. From time to time, you may be mailed the following:

  . Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

  . Periodic account statements, showing recent activity and total share balance.
  .  Form 1099 and tax information needed to prepare your income tax returns.
  .  Proxy materials, in the event a shareholder vote is required.
  .  Special notices about significant events affecting your Fund.

Each Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Exchange Privilege. You may exchange your Institutional Shares for other Eaton Vance fund Institutional Shares. Exchanges are made at net asset value. Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within twelve months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Telephone and Electronic Transactions. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

Tax-Deferred Retirement Plans. Institutional Shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

More information is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

TAX INFORMATION

Large-Cap Value Fund pays dividends quarterly and Utilities Fund pays dividends monthly. Dividends may not be paid if Fund (and Class) expenses exceed Fund income for the period. Different Classes of a Fund will generally distribute different dividend amounts. Each Fund makes distributions of net realized capital gains, if any, at least annually.

A portion of any distribution of a Fund's investment income may, and any distribution by a Fund of net realized short-term capital gains will, be taxed as ordinary income. Distributions of any net long-term capital gains will be taxed as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met by both the shareholder and the Portfolio or Fund. Over time, distributions by each Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of each Fund's income distributions may be eligible for the dividends-received deduction for corporations. A Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Each Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's income on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of the each Fund's Institutional Shares for the periods indicated. Certain information in the tables reflect the financial results for a single Fund share. The total return in the tables represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.


                                                  Large-Cap Value Fund
                                          ------------------------------------
                                                 Period Ended December 31,
                                          ------------------------------------
                                                      2004(1)(2)
------------------------------------------------------------------------------
Net asset value - Beginning of period                  $16.770
                                                       -------
Income (loss) from operations
Net investment loss                                    $ 0.011
Net realized and unrealized gain                         0.099
                                                       -------
Total income from operations                           $ 0.110
                                                       -------
Net asset value - End of period                        $16.880
                                                       -------
Total return(3)                                           0.66%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $   249
Ratios (As a percentage of average daily net assets):
  Net expenses(4)                                         0.82%(5)+
  Net expenses after custodian fee reduction(4)           0.82%(5)+
  Net investment income                                   6.09%(5)+
Portfolio turnover of the Portfolio                         56%

+ The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment loss per share would have been the same.


(1) For the period from the commencement of operations, December 28, 2004, to December 31, 2004.
(2)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

LOGO




MORE INFORMATION
--------------------------------------------------------------------------------

     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.


     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122



The Fund's SEC File No. is 811-1545.                                      ILCVUP


2153-5/05                                        (C) 2005 Eaton Vance Management

  LOGO


                                   EATON VANCE
                                EMERGING MARKETS
                                      FUND

             A diversified fund investing in emerging market stocks

                                Prospectus Dated
                                   May 2, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


INFORMATION IN THIS PROSPECTUS
                                    Page                                   Page
--------------------------------------------------------------------------------
Fund Summary                          2      Sales Charges                  10
Investment Objective & Principal             Redeeming Shares               12
 Policies and Risks                   5      Shareholder Account
Management and Organization           6       Features                      12
Valuing Shares                        7      Tax Information                14
Purchasing Shares                     7      Financial Highlights           15
--------------------------------------------------------------------------------

 THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND AND THE SERVICES
            AVAILABLE TO SHAREHOLDERS. PLEASE SAVE IT FOR REFERENCE.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to seek long-term capital appreciation. The Fund normally invests at least 80% of its net assets in equity securities of companies located in emerging market countries, which are those considered to be developing. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. Securities acquired by the Fund are typically listed on stock exchanges in emerging market countries, but also may include securities traded in markets outside these countries, including securities trading in the form of depositary receipts.

The Fund invests in companies with a broad range of market capitalizations, including smaller companies. The Fund may make direct investments in companies. In managing the portfolio, the portfolio manager looks for stocks that will grow in value over time, regardless of short-term market fluctuations. Stocks will be sold when they have achieved their perceived value or when a country's stock market is expected to be depressed for an extended period. The portfolio manager may (but is not obligated to) use investments such as forward contracts and options to attempt to mitigate the adverse effects of foreign currency fluctuations.

The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

PRINCIPAL RISK FACTORS. Because securities markets in emerging market countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile. Emerging market countries are either comparatively underdeveloped or in the process of becoming developed. Investment in emerging market countries typically involves greater price volatility than investments in securities of issuers in developed countries.

Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Although depositary receipts have similar risks, unsponsored receipts may also involve higher expenses, may not pass through voting and other shareholder rights, and may be less liquid than receipts sponsored by issuers of the underlying securities.

The value of Fund shares is also sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks in emerging market countries, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because the Fund invests predominantly in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. As noted above, these risks can be significant in emerging market countries. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

The Fund is not a complete investment program and you may lose money by investing in the Fund. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance for each full calendar year through December 31, 2004. For the years prior to 2004, the expenses of the Fund were subsidized. Absent the subsidy, Fund performance would have been lower. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for Class A and Class B shares and a comparison to the performance of a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


0.90%  28.39%  -3.48%  -32.91%   81.60%  -26.05%  -1.12%  5.18%  45.16%   23.23%
--------------------------------------------------------------------------------
1995    1996    1997    1998      1999     2000    2001   2002    2003     2004


During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 50.68 % for the quarter ended December 31, 1999, and the lowest quarterly total return was -25.99 % for the quarter ended September 30, 1998.

                                                                                     One       Five         Ten
 Average Annual Total Return as of December 31, 2004                                 Year      Years       Years
-----------------------------------------------------------------------------------------------------------------
 Class A Return Before Taxes                                                        16.69%     5.97%       7.69%
 Class B Return Before Taxes                                                        18.23%     6.28%       7.68%
 Class B Return After Taxes on Distributions                                        17.84%     6.21%       7.53%
 Class B Return After Taxes on Distributions and the Sale of Class B Shares         12.89%     5.47%       6.75%
 MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)    25.55%     4.34%      -0.15%


These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B. The MSCI Emerging Markets Free Index is a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. For the period from 1/1/95 -12/31/98, the MSCI Emerging Markets Free Index data were calculated using gross dividends, without consideration for taxes; from 12/31/98-12/31/04, the Index data were calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/98. The Index line in the table reflects that adjustment. Investors cannot invest directly in an index. (Source for MSCI Emerging Markets Free Index returns: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated tine period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 1999 and 2003, the Fund's performance benefited significantly from the exceptional performance of the Asian and Latin American stock markets. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)                    Class A     Class B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of
 offering price)                                              5.75%       None
Maximum Deferred Sales Charge (Load) (as a percentage
 of the lower of net asset value at time of purchase
 or time of redemption)                                       None        5.00%
Maximum Sales Charge (Load) Imposed on Reinvested
 Distributions                                                None        None
Redemption Fee (as a percentage of amount redeemed)           1.00*       None
Exchange Fee                                                  None        None


Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio
 assets)                                                     Class A     Class B
--------------------------------------------------------------------------------
Management Fees                                               1.25%       1.25%


Distribution and Service (12b-1) Fees                         0.50%       1.00%
Other Expenses                                                0.91%       0.91%
Total Annual Fund Operating Expenses                          2.66%       3.16%

* For shares redeemed or exchanged within three months of the settlement of the purchase.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class A shares                       $ 829*     $1,354      $1,904       $3,396
Class B shares**                     $ 819      $1,374      $1,854       $3,352


You would pay the following expenses if you did not redeem your shares:

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class A shares                       $829       $1,354      $1,904       $3,396
Class B shares**                     $319       $  974      $1,654       $3,352

* Due to the redemption fee, the cost of investing in Class A shares for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.
** Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation. The Fund currently seeks to meet its investment objective by investing in Emerging Markets Portfolio (the "Portfolio"), a separate registered investment company which has the same objective and policies as the Fund. The Fund's investment objective and most of the Fund's policies may be changed without shareholder approval. The Trustees of the Trust have no present intention to make any such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

A country will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. Emerging market countries are countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the "World Bank") or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The Portfolio ordinarily invests in at least three emerging market countries at all times. Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of companies located in emerging market countries (the "80% policy"). This policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change. For purposes of the 80% policy, net assets include any borrowings for investment purposes.

Investments in emerging market countries can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability characteristics of the United States. Governmental actions can have a significant effect on the economic conditions in such countries, which could adversely affect the value and liquidity of the Portfolio's investments. The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. In addition, unanticipated political or social developments may affect the value of the Portfolio's investments in these countries and the availability to the Portfolio of additional investments. These factors may cause emerging market securities to be more volatile and potentially less liquid than securities in more developed countries.

Settlement of securities transactions in emerging market countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio was heavily invested, the Fund's ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, the Portfolio may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Portfolio may have to sell more liquid securities which it would not otherwise choose to sell.

The Portfolio may also borrow amounts up to one-third of its net assets, but it will not borrow more than 5% of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets. The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received under certain circumstances. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While temporarily invested, the Portfolio may not achieve its investment objective. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the investment adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

More than 25% of the Portfolio's total assets may be denominated in any single currency. Exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. At times, the portfolio manager may (but is not obligated to) use hedging techniques (such as forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, may be dependent on a limited management group or lack substantial capital reserves and do not have established performance records. There is generally less publicly available information about such companies than larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The Portfolio's annual portfolio turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) may generate more capital gains and pays more brokerage commissions (which reduce return) than a fund with a lower rate. Capital gain distributions will reduce after tax returns for shareholders holding the Fund in taxable accounts.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong. The investment adviser manages the investments of the Portfolio. Lloyd George receives a monthly advisory fee equal to 0.75% annually of the Portfolio's average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended December 31, 2004, the Portfolio paid advisory fees equal to 0.75% of its average daily net assets.

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of the Portfolio's investment advisory agreement.

Jacob Rees-Mogg has managed or co-managed the Portfolio since May, 2000. He is an Investment Manager for Lloyd George and has been employed by Lloyd George for more than ten years. Mr. Rees-Mogg also manages other Eaton Vance portfolios. Mr. Rees-Mogg (whose office is in London) is supported by, and is in regular communication with, a team of investment professionals at Lloyd George.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage over $6 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of the Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of the Fund and administers the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from each of the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. Each fee declines at intervals above $500 million. For the fiscal year ended December 31, 2004, Eaton Vance earned management fees equivalent to 0.25% of the Fund's average daily net assets and earned administration fees equivalent to 0.25% of the Portfolio's average daily net assets. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $95 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

ORGANIZATION. The Fund is a series of Eaton Vance Special Investment Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time without shareholder approval.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. The investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, including if events occur after the close of a foreign securities market and before the Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

HOW TO PURCHASE SHARES. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

RESTRICTIONS ON EXCESSIVE TRADING AND MARKET TIMING. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Because the Portfolio invests its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Portfolio, such as restricted securities, emerging market securities and certain small-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the redemption fee applicable to Class A shares, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund's shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

CHOOSING A SHARE CLASS. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;

     *    how much you intend to invest;

     * the sales charge and total operating expenses associated with owning each class; and

     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.


     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase. Class A shares pay distribution fees equal to 0.50% annually of average daily net assets on shares outstanding for 12 months or less and distribution and service fees equal to 0.25% each annually of average daily net assets on shares outstanding for more than 12 months. Returns on Class A shares are generally higher than returns on Class B shares because Class A has lower annual expenses than that class.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder's account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

PAYMENTS TO INVESTMENT DEALERS. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

CLASS A FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                       Sales Charge*           Sales Charge*         Dealer Commission
                                      as Percentage of      as Percentage of Net     as a Percentage of
Amount of Purchase                     Offering Price         Amount Invested          Offering Price
-------------------------------------------------------------------------------------------------------
Less than $50,000                          5.75%                   6.10%                   5.00%
$50,000 but less than $100,000             4.75%                   4.99%                   4.00%
$100,000 but less than $250,000            3.75%                   3.90%                   3.00%
$250,000 but less than $500,000            3.00%                   3.09%                   2.50%
$500,000 but less than $1,000,000          2.00%                   2.04%                   1.75%
$1,000,000 or more                         0.00**                  0.00**                See Below

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.


The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

REDUCING OR ELIMINATING CLASS A SALES CHARGES. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if the shares are redeemed or exchanged within the first three months after the settlement of the purchase. Class B shares are subject to the following CDSC schedule:


 Year of Redemption After Purchase       CDSC
-------------------------------------------------
 First or Second                          5%
 Third                                    4%
 Fourth                                   3%
 Fifth                                    2%
 Sixth                                    1%
 Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


The sales commission payable to investment dealers in connection with sales of Class B shares is described under "Distribution and Service Fees" below.

CDSC WAIVERS. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

CONVERSION FEATURE.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

DISTRIBUTION AND SERVICE FEES. Each Class of shares has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares pay a distribution fee to the principal underwriter of 0.50% of average daily net assets on shares outstanding for less than twelve months and a distribution fee of 0.25% of average daily net assets on shares outstanding for more than twelve months. Class B shares pay distribution fees of 0.75% of average daily net assets to the principal underwriter annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B shares (except exchange transactions and reinvestments) in an amount equal to 4% of the purchase price of the shares.

Both classes also pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. Class A shares pay service fees on shares outstanding for more than twelve months. After the sale of Class B shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE FREE OF CHARGE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone        You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an          Your investment  dealer is responsible for  transmitting the
Investment Dealer   order  promptly.  An investment  dealer may charge a fee for this service.


Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

   * Full Reinvest Option      Dividends  and  capital gains  are reinvested  in
                               additional shares. This option will be assigned if you do not specify an option.

   * Partial Reinvest Option   Dividends are paid in cash and capital  gains are
                               reinvested in additional shares.

   * Cash Option               Dividends and capital gains are paid in cash.

   * Exchange Option           Dividends  and/or capital gains are reinvested in
                               additional  shares of any class of another  Eaton
                               Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

INFORMATION ABOUT THE FUND. From time to time, you may be mailed the following:

     *Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

     *Periodic account statements, showing recent activity and total share balance.

     *Form 1099 and tax information needed to prepare your income tax returns.

     *Proxy materials, in the event a shareholder vote is required.

     *Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A shares within three months of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

TAX-DEFERRED RETIREMENT PLANS. Class A shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or, in the case of Class B shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

REINVESTMENT PRIVILEGE. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem from (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

PROCEDURES FOR OPENING NEW ACCOUNTS. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund pays dividends at least once annually and intends to pay capital gains (if any) annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. The Fund's distributions will generally not qualify for the dividends-received deduction for corporations.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local, foreign and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                     YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------------------
                                       2004                2003                2002                2001                2000
                                ----------------------------------------------------------------------------------------------------
                                 CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -
 Beginning of year               $16.810   $16.200   $11.510   $11.160   $10.850   $10.610   $10.930   $10.730   $14.680   $14.510
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income (loss) from operations
Net investment income (loss)     $    --(3)$(0.090)  $ 0.002   $(0.042)  $(0.079)  $(0.143)  $(0.048)  $(0.129)  $(0.268)  $(0.347)
Net realized and unrealized
 gain (loss)                       3.989     3.842     5.282     5.082     0.723     0.693    (0.032)    0.009    (3.482)   (3.433)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total income (loss) from
 operations                      $ 3.989   $  3.752  $ 5.284   $ 5.040   $ 0.644   $ 0.550   $(0.080)  $(0.120)  $(3.750)  $(3.780)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less distributions
From net investment income       $(0.130)  $(0.0.32) $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
From net realized gain            (0.631)   (0.631)                 --        --        --        --        --        --        --
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total distributions              $(0.761)  $(0.663)  $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Redemption fees                  $ 0.002   $ 0.001   $ 0.016   $    --   $ 0.016   $    --   $    --   $    --   $    --   $    --
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value - End of year    $20.040   $19.290   $16.810   $16.200   $11.510   $11.160   $10.850   $10.610   $10.930   $10.730
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Return(1)                   23.84%    23.23%    46.05%    45.16%     6.08%     5.18%    (0.73)%   (1.12)%   (25.54)%  (26.05)%

Ratios/Supplemental Data+
Net assets, end of year
 (000's omitted)                 $43,420   $15,146   $24,744   $11,469   $10,343   $ 6,909   $ 4,136   $ 4,605   $ 3,511   $ 5,590
Ratios (As a percentage of
 average daily net assets):
 Net expenses(2)                    2.66%     3.16%     2.86%     3.36%    2.95%      3.45%     3.23%     3.73%     3.26%    3.75%
 Net expenses after custodian
 fee reduction(2)                   2.66%     3.16%     2.86%     3.36%    2.95%     3.45%     2.95%      3.45%     2.92%    3.41%
 Net investment income (loss)       0.00%(4) (0.53)%    0.07%    (0.41)%  (0.99)%   (1.48)%   (0.46)%    (0.97)%   (2.12)%  (2.60)%
Portfolio Turnover                    43%       43%       58%       58%      76%        76%      125%      125%       65%      65%

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment Adviser and/or Manager, or both.
     Had such  actions  not been  taken,  the ratios and net  investment  income
     (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
 Expenses(2)                                            2.89%    3.39%     3.44%     3.97%     3.59%     4.09%      3.35%    3.84%
 Expenses after custodian fee reduction(2)              2.89%    3.39%     3.44%     3.97%     3.31%     3.81%      3.01%    3.50%
 Net investment income (loss)                           0.04%   (0.44)%   (1.48)%   (2.00)%   (0.82)%   (1.33)%     3.01%    3.50%
Net investment income (loss) per share                $ 0.001  $(0.045)  $(0.118)  $(0.193)  $(0.086)  $(0.177)   $(0.279) $(0.359)
  Ratios/Supplemental Data+

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.
(2)  Includes the Fund's share of the Portfolio's allocated expenses.
(3)  Amount represents less than ($0.0005) per share.
(4)  Amount represents less than (0.005%).

  LOGO



MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------


                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-1545                                          EMP

485-5/05                                         (C) 2005 Eaton Vance Management

  LOGO



                                   EATON VANCE
                               GREATER INDIA FUND

            A diversified fund investing in companies in India

                                Prospectus Dated
                                   May 2, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


INFORMATION IN THIS PROSPECTUS

                                      Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2     Sales Charges                 10
Investment Objective & Principal              Redeeming Shares              12
 Policies and Risks                     5     Shareholder Account
Management and Organization             6      Features                     12
Valuing Shares                          7     Tax Information               14
Purchasing Shares                       7     Financial Highlights          16
-------------------------------------------------------------------------------

 THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND AND THE SERVICES
            AVAILABLE TO SHAREHOLDERS. PLEASE SAVE IT FOR REFERENCE.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to seek long-term capital appreciation. The Fund normally invests at least 80% of its net assets in equity securities of companies in India and surrounding countries of the Indian subcontinent. Greater India investments are typically listed on stock exchanges in countries of the Indian subcontinent, but also include securities traded in markets outside these countries, including securities trading in the form of depositary receipts.

Under normal market conditions, at least 50% of total assets will be invested in equity securities of Indian companies, and no more than 5% of total assets will be invested in companies located in countries other than India, Pakistan or Sri Lanka. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. The Fund may make direct investments in companies. The portfolio manager may (but is not obligated to) use investments such as forward contracts and options to attempt to mitigate the adverse effects of foreign currency fluctuations.

The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

PRINCIPAL RISK FACTORS. Because securities markets in the Indian subcontinent are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile. The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in the Indian subcontinent and particularly India. The extent of economic development, political stability and market depth of different countries in the region varies widely.

Certain  countries  in  the  Greater  India  region  are  either   comparatively
underdeveloped or in the process of becoming developed. Greater India investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, countries in the Indian subcontinent may have relatively unstable governments and economies based on only a few industries. The Fund will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Although depositary receipts have risks similar to the foregoing, unsponsored receipts may also involve higher expenses, may not pass through voting and other shareholder rights, and may be less liquid than receipts sponsored by issuers of the underlying securities.

The value of Fund shares is also sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks in the Indian subcontinent, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because the Fund invests predominantly in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. As noted above, these risks can be significant in countries in the Indian subcontinent. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

The Fund is not a complete investment program and you may lose money by investing in the Fund. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance for each full calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for Class A and Class B shares and a comparison to the performance of an unmanaged index of common stocks traded in the India market. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


-33.44%  -9.77%  5.41% -9.15%  105.83%  -38.71% -27.17%  -0.96%  113.98%  17.24%
--------------------------------------------------------------------------------
  1995    1996   1997   1998    1999      2000    2001    2002    2003     2004


During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 32.33% for the quarter ended March 31, 1999, and the lowest quarterly total return was -20.98% for the quarter ended September 30, 2001.

                                                                                     One       Five       Ten
 Average Annual Total Return as of December 31, 2004                                 Year      Years      Years
-----------------------------------------------------------------------------------------------------------------
 Class A Return Before Taxes                                                        10.88%     1.44%      2.71%
 Class B Return Before Taxes                                                        12.24%     1.72%      2.76%
 Class B Return After Taxes on Distributions                                        12.24%     1.72%      2.76%
 Class B Return After Taxes on Distributions and the Sale of Class B Shares          7.96%     1.47%      2.39%
 Bombay Stock Exchange Index (reflects no deduction for fees, expenses or taxes)    21.16%     6.33%      3.27%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B. The Bombay Stock Exchange Index is an unmanaged index of 100 common stocks traded in the India market. Investors cannot invest directly in an index. (Source for the Bombay Stock Exchange Index returns: Datastream International.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated tine period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 1999 and 2003, the Fund's performance benefited significantly from the exceptional performance of the Indian stock market. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)                     Class A   Class B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of
 offering price)                                               5.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage
 of the lower of net asset value at time of purchase
 or time of redemption)                                        None      5.00%
Maximum Sales Charge (Load) Imposed on Reinvested
 Distributions                                                 None      None
Redemption Fee (as a percentage of amount redeemed)            1.00%*    None
Exchange Fee                                                   None      None


Annual Fund Operating Expenses
 (expenses that are deducted from Fund and Portfolio assets   Class A   Class B
--------------------------------------------------------------------------------
Management Fees                                                1.25%     1.25%

Distribution and Service (12b-1) Fees                          0.50%     1.00%
Other Expenses                                                 1.02%     1.02%
                                                               -----     -----
Total Annual Fund Operating Expenses                           2.77%     3.27%

* For shares redeemed or exchanged within three months of the settlement of the purchase.


EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
 Class A shares                       $839*     $1,385      $1,955       $3,496
 Class B shares**                     $830      $1,407      $1,907       $3,454

You would pay the following expenses if you did not redeem your shares:

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
 Class A shares                       $839      $1,385      $1,955      $3,496
 Class B shares**                     $330      $1,007      $1,707      $3,454

* Due to the redemption fee, the cost of investing in Class A shares for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.
** Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation. The Fund currently seeks to meet its investment objective by investing its assets in South Asia Portfolio (the "Portfolio"), a separate registered investment company which has the same investment objective and policies as the Fund. The Fund's investment objective and most of the Fund's policies may be changed without shareholder approval. The Trustees of the Trust have no present intention to make any such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

The Portfolio seeks to achieve its objective by investing in a carefully selected and continuously managed portfolio consisting primarily of equity securities of companies in India and surrounding countries of the Indian subcontinent ("Greater India investments"). A company will be considered to be in India or another country if it is domiciled in or derives more than 50% of its revenue or profits from that country. The Portfolio will, under normal market conditions, invest at least 80% of its net assets in Greater India Investments (the "80% policy") and at least 50% of its total assets in equity securities of Indian companies. The 80% policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change. For purposes of the 80% policy, net assets include any borrowings for investment purposes.

Investments in India and the Indian subcontinent can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in India and other countries of the Indian subcontinent generally lack the social, political and economic stability of more developed nations. Governmental actions can have a significant effect on the economic conditions in such countries, which could adversely affect the value and liquidity of the Portfolio's investments. Although the governments of India, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. In addition, unanticipated political or social developments may affect the value of the Portfolio's investments in these countries and the availability to the Portfolio of additional investments. Monsoons and other natural disasters also can affect the value of Portfolio investments.

In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. The Portfolio's investments currently include companies in these sectors and are likely to continue to do so.

The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in these countries are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Portfolio to invest its assets may be impaired.

Settlement of securities transactions in the Indian subcontinent are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio was heavily invested, the Fund's ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, the Portfolio may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Portfolio may have to sell more liquid securities which it would not otherwise choose to sell.

The Portfolio may also borrow amounts up to one-third of its net assets, but it will not borrow more than 5% of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets. The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received under certain circumstances. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While temporarily invested, the Portfolio may not achieve its investment objective. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the investment adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

More than 25% of the Portfolio's total assets may be denominated in any single currency. Because Greater India Investments will usually involve currencies of foreign countries, the value of assets of the Portfolio as measured by U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. At times, the portfolio manager may (but is not obligated to) use hedging techniques (such as forward contracts and options) to attempt to mitigate the adverse effects of foreign currency fluctuations.

The Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, may be dependent on a limited management group or lack substantial capital reserves and do not have established performance records. There is generally less publicly available information about such companies than larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The Portfolio's annual portfolio turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) may generate more capital gains and pays more brokerage commissions (which reduce return) than a fund with a lower rate. Capital gain distributions will reduce after tax returns for shareholders holding the Fund in taxable accounts.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong. The investment adviser manages the investments of the Portfolio. Lloyd George receives a monthly advisory fee equal to 0.75% annually of the Portfolio's average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended December 31, 2004, the Portfolio paid advisory fees equivalent to 0.75% of its average daily net assets.

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of the Portfolio's investment advisory agreement.

Samir Mehta became manager of the Portfolio in February 2005. Mr. Mehta has been employed by Lloyd George for more than five years and serves as the Chief Investment Officer for Asia.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage over $6 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of the Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of the Fund and administers the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from each of the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. Each fee declines at intervals above $500 million. For the fiscal year ended December 31, 2004, Eaton Vance earned management fees of 0.25% of the Fund's average daily net assets and administration fees of 0.25% of the Portfolio's average daily net assets. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $95 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

ORGANIZATION. The Fund is a series of Eaton Vance Special Investment Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time without shareholder approval.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at closing sale prices. The investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, including if events occur after the close of a foreign securities market and before the Portfolio values its assets that would materially affect net asset value. In addition, for foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Portfolio. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

HOW TO PURCHASE SHARES. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

RESTRICTIONS ON EXCESSIVE TRADING AND MARKET TIMING. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Because the Portfolio invests its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Portfolio, such as restricted securities and certain small-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Portfolio has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the redemption fee applicable to Class A shares, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund's shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

CHOOSING A SHARE CLASS. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;

     *    how much you intend to invest;

     * the sales charge and total operating expenses associated with owning each class; and

     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase. Class A shares pay distribution fees equal to 0.50% annually of average daily net assets on shares outstanding for 12 months or less and distribution and service fees equal to 0.25% each annually of average daily net assets on shares outstanding for more than 12 months. Returns on Class A shares are generally higher than returns on Class B shares because Class A has lower annual expenses than that class.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder's account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

PAYMENTS TO INVESTMENT DEALERS. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

CLASS A FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                     Sales Charge*          Sales Charge*         Dealer Commission
                                    as Percentage of     as Percentage of Net     as a Percentage of
Amount of Purchase                   Offering Price        Amount Invested          Offering Price
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                  6.10%                    5.00%
$50,000 but less than $100,000           4.75%                  4.99%                    4.00%
$100,000 but less than $250,000          3.75%                  3.90%                    3.00%
$250,000 but less than $500,000          3.00%                  3.09%                    2.50%
$500,000 but less than $1,000,000        2.00%                  2.04%                    1.75%
$1,000,000 or more                       0.00**                 0.00**                 See Below

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.


The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

REDUCING OR ELIMINATING CLASS A SALES CHARGES. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. Class B shares are subject to the following CDSC schedule:


 Year of Redemption After Purchase       CDSC
-------------------------------------------------
 First or Second                          5%
 Third                                    4%
 Fourth                                   3%
 Fifth                                    2%
 Sixth                                    1%
 Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


The sales commission payable to investment dealers in connection with sales of Class B shares is described under "Distribution and Service Fees" below.

CDSC WAIVERS. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

CONVERSION FEATURE.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

DISTRIBUTION AND SERVICE FEES. Each Class of shares has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares pay a distribution fee to the principal underwriter of 0.50% of average daily net assets on shares outstanding for less than twelve months and a distribution fee of 0.25% of average daily net assets on shares outstanding for more than twelve months. Class B shares pay distribution fees of 0.75% of average daily net assets to the principal underwriter annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B shares (except exchange transactions and reinvestments) in an amount equal to 4% of the purchase price of the shares.

Both classes also pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. Class A shares pay service fees on shares outstanding for more than twelve months. After the sale of Class B shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE FREE OF CHARGE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone        You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an          Your investment  dealer is responsible for  transmitting the
Investment Dealer   order  promptly.  An investment  dealer may charge a fee for this service.


Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

     * Full Reinvest Option Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.

     * Partial Reinvest Option Dividends are paid in cash and capital gains are reinvested in additional shares.

     * Cash Option Dividends and capital gains are paid in cash.

     * Exchange Option Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

INFORMATION ABOUT THE FUND. From time to time, you may be mailed the following:

     *Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

     *Periodic account statements, showing recent activity and total share balance.

     *Form 1099 and tax information needed to prepare your income tax returns.

     *Proxy materials, in the event a shareholder vote is required.

     *Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A shares within three months of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

TAX-DEFERRED RETIREMENT PLANS. Class A shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or, in the case of Class B shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

REINVESTMENT PRIVILEGE. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem from (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

PROCEDURES FOR OPENING NEW ACCOUNTS. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund pays dividends (if any) at least once annually and intends to pay capital gains (if any) annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. The Fund expects that its distributions will consist primarily of capital gains. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. The Fund's distributions will generally not qualify for the dividends-received deduction for corporations.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

As described in the Statement of Additional Information under "Strategies and Risks", the Portfolio is subject to certain Indian income taxes in connection with distributions from, and transactions in, Indian securities. The Indian tax authority has been conducting reviews of tax returns filed by investors in India, including those filed by the Portfolio and other mutual funds. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and reduced the refund paid to the Portfolio for the 2001-2002 tax year, a net assessment of approximately US$815,000.

While the outcome of an appeal cannot be predicted, the Portfolio has appealed the assessment and has been advised by Indian legal counsel that it has a strong case for appeal with ultimate success. The appeal process may be lengthy and will involve expense to the Portfolio. The Indian tax authority has requested that the Portfolio deposit the assessed amount while the appeal is pending. The Portfolio has deposited such amount with the tax authority.

Shareholders should consult with their advisers concerning the applicability of state, local, foreign and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                     YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------------------
                                      2004(1)             2003(1)             2002(1)             2001(1)             2000(1)
                                ----------------------------------------------------------------------------------------------------
                                 CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -
 Beginning of year               $11.610   $11.020   $ 5.430   $ 5.150   $ 5.460   $ 5.200   $ 7.390   $ 7.140   $11.990   $11.650
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income (loss) from operations
Net investment loss              $(0.095)  $(0.158)  $(0.146)  $(0.145)  $(0.150)  $(0.171)  $(0.149)  $(0.172)  $(0.212)  $(0.255)
Net realized and unrealized
 gain (loss)                       2.122     2.042     6.326     6.015     0.120     0.121    (1.781)   (1.768)   (4.388)   (4.255)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total income (loss) from
 operations                      $ 2.027   $ 1.884   $ 6.180   $ 5.870   $(0.030)  $(0.050)  $(1.930)  $(1.940)  $(4.600)  $(4.510)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Redemption fees                  $ 0.023   $ 0.016   $    --(2)$    --(2)$    --   $    --   $    --   $    --   $    --   $    --
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value - End of year    $13.660   $12.920   $11.610   $11.020   $ 5.430   $ 5.150   $ 5.460   $ 5.200   $ 7.390   $ 7.140
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Return(3)                   17.66%    17.24%   113.81%   113.98%    (0.55)%    (0.96)% (26.12)%  (27.17)%   (38.36)%  (38.71)%

Ratios/Supplemental Data+
Net assets, end of year
 (000's omitted)                 $70,537   $23,818   $31,346   $21,556   $ 2,962   $ 8,094   $ 2,889   $10,028   $ 4,865   $17,305
Ratios (As a percentage of
 average daily net assets):
 Net expenses(4)                    2.77%     3.27%     3.35%     3.85%    4.75%      5.26%     3.96%     4.46%     2.98%    3.50%
 Net expenses after custodian
 fee reduction(4)                   2.77%     3.27%     3.35%     3.85%    4.75%      5.26%     3.90%     4.40%     2.91%    3.43%
 Net investment loss               (0.86%)   (1.51)%   (1.83)%   (2.14)%  (2.75)%    (3.28)%   (2.44)%   (2.96)%   (2.20)%  (2.73)%
Portfolio Turnover of the
 Portfolio                            73%       73%       87%       87%     112%       112%      141%      141%      133%     133

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2)  Amount rounds to less than $0.01 per share.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.

* Certain amounts have been reclassified to conform with current year presentation.

  LOGO



MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122



The Fund's SEC File No. is 811-1545                                          GIP




483-5/05                                    (C) 2005 Eaton Vance Management

{LOGO}






                            Eaton Vance Institutional
                             Short Term Income Fund

               A mutual fund seeking current income and liquidity

                                Prospectus Dated

                                   May 2, 2005



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                      Page                                  Page
--------------------------------------------------------------------------------
Fund Summary                            2       Purchasing Shares              7
Investment Objective, Policies                  Redeeming Shares               8
  and Risks                             4       Shareholder Account
Management and Organization             5         Features                     8
Shareholder Servicing                   6       Tax Information                9
Valuing Shares                          6       Financial Highlights          10
--------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Strategies. The purpose of the Fund is to seek current income and liquidity. The Fund is a no-load non-diversified mutual fund which
continuously   offers  its  shares  of  beneficial   interest  to  institutional
investors.


The Fund invests in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers' acceptances and fixed and variable rate certificates of deposit), repurchase agreements, auction rate securities, commercial paper, corporate bonds, preferred stock, fixed and floating rate asset-backed securities and mortgage-backed securities all of which must be rated A or higher (i.e. within the top three rating categories).

The Fund may invest significantly in securities issued by various U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home
Loan Banks. While such issuers may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.


Risk Factors. The net asset value of the Fund's shares will change in response to interest rate fluctuations. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter maturity is generally associated with a lower level of market value volatility. Accordingly, the investment manager expects that the net asset value of the Fund's shares normally will fluctuate significantly less than that of a longer-term bond fund since the dollar weighted average portfolio maturity of the Fund will not exceed three years.

The securities held by the Fund are subject to varying degrees of credit risk, which are often reflected in credit ratings. The corporate bonds in which the Fund invests may be subject to greater levels of credit and liquidity risk than the other investments held by the Fund. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a repurchase agreement, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. An economic downturn or period of rising interest rates could more adversely affect the market for these corporate debt securities and reduce the Fund's ability to sell these securities (liquidity risk) than would generally be the case for the Fund's other investments.

The Fund is a "non-diversified" investment company, and under applicable federal income tax rules, with respect to 50% of its total assets, the Fund will be able to invest more than 5%, but no greater than 25%, of its total assets in repurchase agreements with any one counterparty. Securities issued by the U.S.
government or certain of its agencies are not subject to this limitation. Because the Fund may engage in repurchase agreement ("repo") transactions with a limited number of counterparties, the Fund is more likely than a diversified fund to lose value as a result of an adverse corporate, economic, regulatory or other occurrence affecting a repo counterparty.

The Fund is not a complete investment program and you may lose money by investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for the calendar year ended December 31, 2004. During this period, the expenses of the Fund were subsidized. Absent the subsidy, Fund performance would have been lower. The table contains returns for a Fund share and a comparison of the Fund's performance to the performance of a representative, unmanaged index of U.S. Treasury securities and corporate bonds with maturities of between one and three years. Returns in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

                    During  the  year  ended   December  31,  2004  the  highest
     1.19%          quarterly  total  return  was  0.43% for the  quarter  ended
------------------  December 31, 2004, and the lowest  quarterly return was 0.18
     2004           % for the quarter ended June 30, 2004 .

Average Annual Total Return as of December 31, 2004                             One Year        Life of Fund
-------------------------------------------------------------------------------------------------------------
Fund Return Before Taxes                                                          1.19%            1.06%
Fund Return After Taxes on Distributions                                          0.81%            0.76%
Fund Return After Taxes on Distributions and the Sale of Fund Shares              0.77%            0.73%
Merrill Lynch U.S. Corporate & Government, 1-3 years, A-Rated and Above Index
  (reflects no deduction for fees, expenses or taxes)                             1.09%            1.72%

The Fund commenced operations on January 7, 2003. Life of Fund returns are calculated from January 31, 2003. The Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index is an unmanaged index of U.S. Treasury securities and corporate bonds with maturities of between one and three years. Investors cannot invest directly in an Index. (Source for Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index returns: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ form those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Expenses of the Fund. The table describes the expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                 0.35%
Other Expenses (see note below)                                 0.25%*
                                                                ------
Total Annual Fund Operating Expenses                            0.60%*

* Eaton Vance has agreed to pay all ordinary operating expenses of the Fund (excluding service fees) from its management fees. Total Annual Fund Operating Expenses generally will not exceed 0.60% of average daily net assets. Other Expenses includes a 0.25% service fee paid pursuant to a Service Plan. During the fiscal year ended December 31, 2004, Management Fees were 0.15%, due to a fee waiver by the investment adviser and Other Expenses were 0.15%, due to a waiver of service fees by the distributor. These fee waivers could be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
                                           $61      $192      $335        $750

INVESTMENT OBJECTIVE, POLICIES AND RISKS


The Fund's investment objective is to seek current income and liquidity. The Fund currently seeks to meet its investment objective by investing in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers' acceptances and fixed and variable rate certificates of deposit), repurchase agreements, auction rate securities, commercial paper, corporate bonds, preferred stock, fixed and floating rate asset-backed securities and mortgage-backed securities all of which must be rated A or higher by a nationally recognized statistical rating organization (i.e. within the top three rating categories).


The Fund will maintain a dollar weighted average portfolio maturity of not more than three years. The dollar weighted average duration of the Fund will not exceed two years.

Description of Investments

U.S. Treasury Obligations. U.S. Treasury obligations include the following (which differ in their interest rates, initial maturities and times of issuance): U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), U.S. Treasury bonds (generally maturities of greater than ten years) and U.S. Treasury inflation protected securities ("TIPs") (with a range of maturities). U.S. Treasury bills, notes, bonds and TIPs, are supported by the full faith and credit of the United States.

U.S. Agency Obligations. Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. The Fund may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. The U.S. Government generally is not obligated to provide support to its agencies or instrumentalities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Bank Obligations. The Fund may invest in bank money instruments which include obligations of commercial banks or savings and loan associations such as fixed and variable rate certificates of deposit and bankers' acceptances. These obligations may be issued by U.S. banks, non-U.S. banks and non-U.S. branches or subsidiaries of U.S. Banks ("Eurodollar" obligations) or U.S. branches or subsidiaries of non-U.S. banks ("Yankee dollar" obligations). Bank money instruments must be issued by depository institutions with total assets of at least $1 billion. The Fund may invest only in Eurodollar obligations which by their terms are general obligations of a non-U.S. bank or, in case of obligations issued by non-U.S. branches or subsidiaries of U.S. banks, the U.S. parent bank. Yankee dollar obligations must be issued by U.S. branches or subsidiaries of non-U.S. banks which are subject to state or federal banking regulations in the U.S. and by their terms must be general obligations of the non-U.S. parent.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated obligations of foreign issuers, including foreign banks. Such investments involve special risks. These include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, interest limitations or other governmental restrictions which might affect payment of principal and interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. The Fund does not limit the amount of its assets which can be invested in one type of instrument or in any foreign country.

Repurchase Agreements. The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities involving any or all of its assets with banks and broker-dealers determined to be creditworthy by the investment manager. Under a repurchase agreement the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of the bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss. In measuring the dollar weighted average portfolio maturity of the Fund, repurchase agreements will have a maturity equal to their term rather than the remaining maturities of underlying collateral.

Auction Rate Securities. Auction rate securities are preferred stocks and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction. The auction agent reviews orders from financial intermediaries on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy the securities. In the event that an auction "fails" (such as if supply exceeds demand for such securities at an auction), the Fund may not be able to easily sell auction rate securities it holds and the auction agent may lower the rate paid to holders of such securities.

Commercial Paper. The Fund may also invest in other short-term debt instruments such as commercial paper, which refers to short-term, unsecured promissory notes issued to finance short-term credit needs with no more than 270 days remaining to maturity at the date of settlement issued by U.S. or non-U.S. entities, corporations or financial institutions.


Corporate Securities. The Fund may invest in non-convertible debt securities, with no more than five years remaining to maturity at the date of settlement issued by U.S. or non-U.S. corporations, financial institutions or entities. Such securities may contain put or call features. The Fund may also invest in preferred stock which has been called by the issuer. Generally, these securities are repurchased by the issuer within 30 days after they are called. The Fund may also invest in corporate bonds and preferred stock which the investment adviser believes are reasonably likely to be called within one year depending upon market conditions. The Fund may only invest in securities that are rated A- or higher by Standard & Poor's Ratings Group ("S&P") or A3 or higher by Moody's Investors Service, Inc. ("Moody's") or determined by the investment adviser to be of comparable quality. During an economic downturn, the ability of issuers to service their debt may be impaired or the issuer may default in its obligation on the debt. To the extent the Fund invests in lower rated debt, such debt may be subject to greater credit and liquidity risks than other investments held by the Fund.


Asset-Backed Securities. Asset-backed securities represent interests in a pool of assets, such as automobile loan receivables or credit card receivables. Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements may be inadequate in the event of default.


Mortgage-Backed Securities. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS may be either issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued. The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in "locking in" a specified interest rate. To mitigate prepayment risk, the portfolio manager may seek MBS that have a history of refinancings (so-called "Seasoned MBS").

Investment Techniques. Consistent with its investment objective, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and market conditions and trends. The Fund may also invest to take advantage of what its investment adviser believes to be temporary disparities in yields of different segments of the market or among particular instruments within the same segment of the market.

The Fund's investment policies include a fundamental investment provision allowing the Fund to invest substantially all of its investable assets in one or more open-end management investment companies having substantially the same investment policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in one or more investment companies without shareholder approval at any time.


MANAGEMENT AND ORGANIZATION


Management. The Fund's manager is Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $95 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance manages the investments of the Fund. Under its investment advisory agreement with the Fund, Eaton Vance receives a monthly advisory fee equal to 0.25% annually of the average daily net assets of the Fund. For the fiscal year ended December 31, 2004, absent a fee reduction, the Fund would have paid Eaton Vance advisory fees equivalent to 0.25% of its average daily net assets.

The Statement of Additional Information provides information regarding the basis for the Trustees approval of the Fund's investment advisory agreement.

Thomas Luster has acted as the portfolio manager of the Fund since it commenced operations. Mr. Luster has been a Vice President of Eaton Vance and Eaton Vance's subsidiary Boston Management and Research ("BMR") since January 1997. He has been a fixed-income analyst and institutional portfolio manager at Eaton Vance for more than five years.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

Eaton Vance also serves as administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, the Fund pays Eaton Vance administration fees equivalent to 0.10% of average daily net assets. For the fiscal year ended December 31, 2004, the Fund paid Eaton Vance administration fees equivalent to 0.10% of its average daily net assets. Eaton Vance also pays all ordinary operating expenses of the Fund (except service, administrative services and advisory fees).


Eaton Vance also serves as the sub-transfer agent for the Fund. For the transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.


Organization. The Fund is a series of Eaton Vance Special Investment Trust (the "Trust"), a Massachusetts business trust. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval).


SHAREHOLDER SERVICING

Fund assets bear a service fee for personal and/or account services paid to the principal underwriter not exceeding 0.25% of average daily net assets annually. The principal underwriter may pay up to the entire amount of the service fee to investment dealers and their employees, or to employees of the principal underwriter for providing services to the Fund or its shareholders. Service fee payments from the principal underwriter to investment dealers and others will be made on new accounts only if the principal underwriter has previously authorized in writing such payments for identified accounts.

VALUING SHARES

The Fund values its shares twice each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), at noon and as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time.) The purchase price of Fund shares is their net asset value, which is derived from portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is each investment dealer's responsibility to transmit orders promptly to the principal underwriter. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).


The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Most debt securities are normally valued at their market value on the basis of valuations furnished by dealers or by independent pricing services. The pricing services consider various factors relating to bonds and market transactions to determine market value. Repurchase agreements will be valued at cost plus accrued interest. In certain situations, the manager may use the fair value of a security if a security is not priced by the pricing service or the pricing service is deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

No commissions or redemption fees are charged on Fund purchases or redemptions. The Fund provides shareholders ease of investment and redemption by allowing same day wire purchases and redemptions.

You may purchase Fund shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. Your initial investment must be at least $25,000. To make an initial investment by wire, you must first telephone the Fund Order Department at 800-225-6265 (extension 3) to advise of your action and to be assigned an account number. Failure to call will delay the order. The account application form which accompanies this prospectus must be promptly forwarded to the transfer agent (see back cover for address). Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

        Investors Bank & Trust Company
        ABA #011001438
        A/C #796570802
        Account Name:  XYZ Company

        F/C Acct. #99560 - EISIX Short Term Income

Transactions in the U.S. Treasury obligations, commercial paper and repurchase agreements in which the Fund invests require immediate settlement in Federal Funds. The Fund intends at all times to be as fully invested as is feasible in order to maximize its earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt (as determined by the time of wire receipt at custodian bank) by the Fund only if the Fund has received payment in cash or in Federal Funds.


The Fund is currently available only to corporations, banks and other institutional investors that do not constitute personal holding companies for federal income tax purposes. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time, and any purchase order may be refused.


From time to time, a substantial portion of the Fund may be held by shareholders that have invested in the Fund as part of a short-term investment strategy. Shareholders employing such a strategy may purchase and redeem Fund shares frequently. Frequent trading may cause the Fund to experience high portfolio turnover, which may result in higher Fund transaction costs and realization of taxable capital gains for shareholders. In addition, excessive purchases and sales of Fund shares may disrupt portfolio management and negatively affect the Fund's ability to achieve its investment objective. Investors may attempt to profit from fluctuations in the net asset value of Fund shares by purchasing Fund shares when they expect the share price to rise and selling Fund shares when they expect the share price to fall. If the Fund invests in securities that are thinly traded, traded infrequently or relatively illiquid, it is susceptible to the risk that current prices for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these price differences (commonly referred to as "price arbitrage"). Because the Fund invests primarily in actively traded securities and determines its net asset value twice a day, the risk of price arbitrage is remote. However, there can be no assurance that investors will not engage in short-term trading for such purposes. While there is no limit on purchases and redemptions by investors, the Fund or the principal underwriter may reject or cancel any purchase order (including an exchange) from an investor or group of investors for any reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund's shareholders. Eaton Vance and its affiliates have invested in the Fund in the past and may do so in the future.

Payments to Investment Dealers. The principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.


Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Fund. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank

(including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

REDEEMING SHARES

You can redeem shares in one of two ways:

        By Wire                 If you have given complete written authorization
                                in advance you may request that redemption
                                proceeds be wired directly to your bank account.
                                The bank designated may be any bank in the
                                United States.  The redemption request may be
                                made by calling the transfer agent at
                                800-262-1122 or by sending a signature
                                guaranteed letter of instruction to the transfer
                                agent (see back cover for address).  You may be
                                required to pay any costs of redeeming by wire;
                                however, no costs are currently charged.  The
                                Fund may suspend or terminate this expedited
                                payment procedure upon at least 30 days notice.
        Through an
        Investment Dealer       Your investment dealer is responsible for
                                transmitting the order promptly.
                                An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Proceeds of redemption requests received before noon on any business day will be wired that same day, if requested. Redemption requests received between noon and 4:00 p.m. on any business day will be processed at 4:00 p.m. and the proceeds will be wired on the next business day.

If the Fund determines that it may be treated as a personal holding company for federal income tax purposes at any time, it may involuntarily redeem all accounts it determines is necessary as soon as practicable.

SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option Dividends and capital gains in cash are reinvested in additional shares. This option will be assigned if you do not specify an option. Dividends are paid in cash and capital gains are reinvested in additional shares.

  *Cash
   Option      Dividends and capital gains in cash are paid in cash.


Information about the Fund. From time to time, you may be mailed the following:

     * Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.


The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.


The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Telephone and Electronic Transactions. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. Telephone instructions are tape recorded.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

More information is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

TAX INFORMATION

The Fund pays dividends and capital gains annually, normally in December. The Fund's distributions will not be eligible for the corporate dividends-received deduction. Under current law, the Fund intends on its tax return to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting and is commonly called tax equalization, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. Tax equalization may also reduce the amount of distributions required to be made to non-redeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy. In the past, legislation has been proposed which could limit the availability of tax equalization. If such legislation were to be enacted in the future, it might affect the extent to which the Fund could use this practice.

Distributions of income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of any long-term capital gains are taxable as such. Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction. Shareholders should consult with their tax advisers concerning special tax rules, such as Section 1258 of the Internal Revenue Code of 1986, as amended, that may apply to their transactions in Fund shares.


For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.


State, Local and Foreign Taxes. Distributions of the Fund which are derived from interest on obligations of the U.S. Government will be exempt from personal and/or corporate income taxes in most states. Repurchase agreement income, however, is not exempt. The Fund will inform shareholders of the proportion of its distributions which are derived from interest on such obligations. Shareholders should consult their tax advisers concerning the applicability of state, local, or other taxes to an investment in the Fund.

FINANCIAL HIGHLIGHTS


The financial highlights are intended to help you understand the Fund's financial performance for the year ended December 31, 2004 and for the period from the start of business, January 7, 2003, to December 31, 2003. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                       Year Ended December 31,
                                                   -----------------------------
                                                        2004(1)     2003(1)(2)
--------------------------------------------------------------------------------
Net asset value - Beginning of period                  $ 50.190     $50.000
Income (loss) from operations
Net investment income                                  $  0.632     $ 0.422
Net realized and unrealized gain (loss)                  (0.034)      0.048
Total income from operations                           $  0.598     $ 0.470
Less distributions
From net investment income                             $ (0.548)    $(0.280)
Total distributions                                    $ (0.548)    $(0.280)
Net asset value - End of period                        $ 50.240     $50.190
Total return(3)                                            1.19%       0.94%
Ratios/Supplemental Data+
Net assets, end of period (000's omitted)              $135,027     $97,115
Ratios (as percentage of average daily net assets):
  Net expenses                                             0.30%       0.55%(4)
  Net investment income                                    1.25%       0.85%(4)
Portfolio turnover                                          390%        429%(5)

+ The operating expenses of the Fund may reflect a reduction of the investment adviser fee and the service fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses                                                 0.60%       0.60%(4)
  Net investment income                                    0.95%       0.80%(4)
Net investment income per share                        $  0.480     $ 0.397


(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) For the period from the start of business January 7, 2003, to December 31, 2003.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.
(4)  Annualized.
(5) Revised portfolio turnover rate. The previously reported portfolio turnover rate was 4%.

{LOGO}





More Information
--------------------------------------------------------------------------------


     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122
--------------------------------------------------------------------------------




The Fund's SEC File No. is 811-1545.                                       ISTIP

1626-5/05                                        (c) 2005 Eaton Vance Management

{LOGO}






                            Eaton Vance Institutional
                            Short Term Treasury Fund

               A mutual fund seeking current income and liquidity

                                Prospectus Dated

                                   May 2, 2005



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                      Page                                  Page
--------------------------------------------------------------------------------
Fund Summary                            2      Purchasing Shares               5
Investment Objective, Policies                 Redeeming Shares                6
  and Risks                             4      Shareholder Account
Management and Organization             4        Features                      7
Shareholder Servicing                   5      Tax Information                 8
Valuing Shares                          5      Financial Highlights            9
--------------------------------------------------------------------------------

 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Strategies. The purpose of the Fund is to seek current income and liquidity. The Fund is a no-load non-diversified mutual fund which
continuously   offers  its  shares  of  beneficial   interest  to  institutional
investors.

The Fund invests exclusively in U.S. Treasury obligations (bills, notes and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized exclusively by U.S. Treasury obligations. The Fund will maintain a dollar weighted average portfolio maturity of not more than one year.

Risk Factors. The net asset value of the Fund's shares will change in response to interest rate fluctuations. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter maturity is generally associated with a lower level of market value volatility. Accordingly, the investment manager expects that the net asset value of the Fund's shares normally will fluctuate significantly less than that of a longer-term bond fund since the dollar weighted average portfolio maturity of the Fund will not exceed one year.

The Fund is a "non-diversified" investment company, and under applicable federal income tax rules, with respect to 50% of its total assets, the Fund will be able to invest more than 5%, but no greater than 25%, of its total assets in repurchase agreements with any one counterparty. Repurchase agreements collateralized by securities issued by the U.S. government or certain of its agencies are not subject to this limitation. Because the Fund may engage in repurchase agreement ("repo") transactions with a limited number of counterparties, the Fund is more likely than a diversified fund to lose value as a result of an adverse corporate, economic, regulatory or other occurrence affecting a counterparty.

The Fund is not a complete investment program and you may lose money by investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each calendar year through December 31, 2004. During certain periods, the expenses of the Fund were subsidized. Absent the subsidy, Fund performance would have been lower. The table contains returns for a Fund share and a comparison of the Fund's performance to the performance of a representative, unmanaged index of U.S. Treasury notes and bonds with maturities of one year or less. Returns in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

    4.32%        5.50%        3.89%        1.22%        0.31%        0.95%
--------------------------------------------------------------------------------
    1999         2000         2001         2002         2003         2004

During the period from December 31, 1999 through December 31, 2004, the highest quarterly total return for Fund shares was 1.40% for the quarter ended September 30, 2000, and the lowest quarterly return was 0.0% for the quarter ended September 30, 2003.

Average Annual Total Return as of December 31, 2004                             One Year        Five Years      Life of Fund
----------------------------------------------------------------------------------------------------------------------------
Fund Return Before Taxes                                                         0.95%            2.35%            2.67%
Fund Return After Taxes on Distributions                                         0.62%            1.63%            1.82%
Fund Return After Taxes on Distributions and the Sale of Fund Shares             0.61%            1.56%            1.76%
Merrill Lynch 0-1 Year Treasury Notes and Bonds Index
  (reflects no deduction for fees, expenses or taxes)                            1.16%            3.28%            3.50%

The Fund commenced operations on January 4, 1999. Life of Fund returns are calculated from January 31, 1999. The Merrill Lynch 0-1 Year Treasury Notes and Bond Index is an unmanaged index of U.S. Treasury notes and bonds with maturities of one year or less. Investors cannot invest directly in an Index. (Source for Merrill Lynch 0-1 Year Treasury Notes and Bond Index returns: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ form those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Expenses of the Fund. The table describes the expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                 0.35%
Other Expenses (see note below)                                 0.25%*
                                                                ------
Total Annual Fund Operating Expenses                            0.60%*

* Eaton Vance has agreed to pay all ordinary operating expenses of the Fund (excluding service fees) from its management fees. Total Annual Fund Operating Expenses generally will not exceed 0.60% of average daily net assets. Other Expenses includes a 0.25% service fee paid pursuant to a Service Plan. During the fiscal year ended December 31, 2004, Management Fees were 0.12%, due to a fee waiver by the manager and Other Expenses were 0.13% due to a waiver of service fees by the distributor. These fee waivers could be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year   3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
                                         $61       $192     $335       $750

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund's investment objective is to seek current income and liquidity. The Fund currently seeks to meet its investment objective by investing exclusively in U.S. Treasury obligations (bills, notes and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized by U.S. Treasury obligations.

U.S. Treasury obligations include the following (which differ in their interest rates, initial maturities and times of issuance): U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and U.S. Treasury inflation protected securities ("TIPs") (with a range of maturities). U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States.

The Fund may enter into repurchase agreements collateralized exclusively by U.S. Treasury obligations involving any or all of its assets with banks and broker-dealers determined to be creditworthy by the investment manager. Under a repurchase agreement the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of the bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

The Fund will maintain a dollar weighted average portfolio maturity of not more than one year. In measuring the dollar weighted average portfolio maturity of the Fund, repurchase agreements will have a maturity equal to their term rather than the remaining maturities of underlying collateral.

The Fund has adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote. Except for such enumerated restrictions and policies, the investment objective and policies of the Fund are not fundamental policies and accordingly may be changed by the Trustees without obtaining the approval of the Fund's shareholders. The Trustees, however, intend to submit any material change in the investment objective to shareholders for their approval.

MANAGEMENT AND ORGANIZATION

Management. The Fund's manager is Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $95 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance manages the investments of the Fund. Eaton Vance also provides administrative services and pays all ordinary operating expenses of the Fund (except service and management fees). Under its management contract with the Fund, Eaton Vance receives an annual management fee equal to 0.35% of the average daily net assets of the Fund. For the fiscal year ended to December 31, 2004, absent a fee reduction, the Fund would have paid Eaton Vance management fees equivalent to 0.35% of its average daily net assets.

The Statement of Additional Information provides information regarding the basis for the Trustees aproval of the Fund's management contract.

Duke Laflamme has acted as the portfolio manager of the Fund since November 2001. Mr. Laflamme has been a Vice President of Eaton Vance and Eaton Vance's subsidiary Boston Management and Research ("BMR") since November 2001, an Assistant Vice President since November 1999 and an employee since January 1998.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Special Investment Trust (the "Trust"), a Massachusetts business trust. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval).

SHAREHOLDER SERVICING

Fund assets bear a service fee for personal and/or account services paid to the principal underwriter not exceeding 0.25% of average daily net assets annually. The principal underwriter may pay up to the entire amount of the service fee to investment dealers and their employees, or to employees of the principal underwriter for providing services to the Fund or its shareholders. Service fee payments from the principal underwriter to investment dealers and others will be made on new accounts only if the principal underwriter has previously authorized in writing such payments for identified accounts.

VALUING SHARES

The Fund values its shares twice each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), at noon and as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time.) The purchase price of Fund shares is their net asset value, which is derived from the value of portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is each investment dealer's responsibility to transmit orders promptly to the principal underwriter. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).


The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Most debt securities are normally valued at their market value on the basis of valuations furnished by dealers or by independent pricing services. The pricing services consider various factors relating to bonds and market transactions to determine market value. Repurchase agreements will be valued at cost plus accrued interest. In certain situations, the manager may use the fair value of a security if a security is not priced by the pricing service or if the pricing service is deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.


PURCHASING SHARES

No commissions or redemption fees are charged on Fund purchases or redemptions. The Fund provides shareholders ease of investment and redemption by allowing same day wire purchases and redemptions.

You may purchase Fund shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. Your initial investment must be at least $25,000. To make an initial investment by wire, you must first telephone the Fund Order Department at 800-225-6265 (extension 3) to advise of your action and to be assigned an account number. Failure to call will delay the order. The account application form which accompanies this prospectus must be promptly forwarded to the transfer agent (see back cover for address). Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

        Investors Bank & Trust Company
        ABA #011001438
        A/C #796570802
        Account Name:  XYZ Company
        F/C Acct. #99530 - EVTIX Short Term Treasury

Transactions in the U.S. Treasury obligations in which the Fund invests require immediate settlement in Federal Funds. The Fund intends at all times to be as fully invested as is feasible in order to maximize its earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt (as determined by the time of wire receipt at custodian bank) by the Fund only if the Fund has received payment in cash or in Federal Funds.

The Fund is currently available only to corporations, banks and other institutional investors that do not constitute personal holding companies for federal income tax purposes. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time, and any purchase order may be refused.

From time to time, a substantial portion of the Fund may be held by shareholders that have invested in the Fund as part of a short-term investment strategy. Shareholders employing such a strategy may purchase and redeem Fund shares frequently. Frequent trading may cause the Fund to experience high portfolio turnover, which may result in higher Fund transaction costs and realization of taxable capital gains for shareholders. In addition, excessive purchases and sales of Fund shares may disrupt portfolio management and negatively affect the Fund's ability to achieve its investment objective. Investors may attempt to profit from fluctuations in the net asset value of Fund shares by purchasing Fund shares when they expect the share price to rise and selling Fund shares when they expect the share price to fall. If the Fund invests in securities that are thinly traded, traded infrequently or relatively illiquid, it is susceptible to the risk that current prices for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these price differences (commonly referred to as "price arbitrage"). Because the Fund invests primarily in actively traded securities and determines its net asset value twice a day, the risk of price arbitrage is remote. However, there can be no assurance that investors will not engage in short-term trading for such purposes. While there is no limit on purchases and redemptions by investors, the Fund or the principal underwriter may reject or cancel any purchase order (including an exchange) from an investor or group of investors for any reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund's shareholders. Eaton Vance and its affiliates have invested in the Fund in the past and may do so in the future.

Payments to Investment Dealers. The principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.


Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Fund. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

REDEEMING SHARES

You can redeem shares in one of two ways:

        By Wire                 If you have given complete written authorization
                                in advance you may request that redemption
                                proceeds be wired directly to your bank account.
                                The bank designated may be any bank in the
                                United  States. The redemption request may be
                                made by calling the transfer agent at
                                800-262-1122 or by sending a signature
                                guaranteed letter of instruction to the transfer
                                agent (see back cover for  address). You may be
                                required to pay any costs of redeeming by wire;
                                however, no costs are currently charged.  The
                                Fund may suspend or terminate this expedited
                                payment procedure upon at least 30 days notice.
        Through an
        Investment Dealer       Your investment dealer is responsible for
                                transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Proceeds of redemption requests received before noon on any business day will be wired that same day, if requested. Redemption requests received between noon and 4:00 p.m. on any business day will be processed at 4:00 p.m. and the proceeds will be wired on the next business day.

If the Fund determines that it may be treated as a personal holding company for federal income tax purposes at any time, it may involuntarily redeem all accounts it determines is necessary as soon as practicable.

SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.


Information about the Fund. From time to time, you may be mailed the following:

     * Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.


The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.


The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Telephone and Electronic Transactions. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. Telephone instructions are tape recorded.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

More information is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

TAX INFORMATION

The Fund pays dividends and capital gains annually, normally in December. The Fund's distributions will not be eligible for the corporate dividends-received deduction. Under current law, the Fund intends on its tax return to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting and is commonly called tax equalization, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. Tax equalization may also reduce the amount of distributions required to be made to non-redeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy. In the past, legislation has been proposed which could limit the availability of tax equalization. If such legislation were to be enacted in the future, it might affect the extent to which the Fund could use this practice.

Distributions of income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of any long-term capital gains are taxable as such. Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction. Shareholders should consult with their tax advisers concerning special tax rules, such as Section 1258 of the Internal Revenue Code of 1986, as amended, that may apply to their transactions in Fund shares.

State, Local and Foreign Taxes. Distributions of the Fund which are derived from interest on obligations of the U.S. Government will be exempt from personal and/or corporate income taxes in most states. Repurchase agreement income, however, is not exempt. The Fund will inform shareholders of the proportion of its distributions which are derived from interest on such obligations. Shareholders should consult their tax advisers concerning the applicability of state, local, or other taxes to an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.


                                                                                Year Ended December 31,
                                                   ------------------------------------------------------------------------------
                                                        2004         2003(1)         2002(1)         2001(1)         2000(2)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                   $72.200        $72.840         $72.710         $70.760         $70.600
                                                      ---------      ---------       ---------       ---------       ---------
Income (loss) from operations
Net investment income                                 $ 0.677        $ 0.696         $ 0.944         $ 2.195         $ 3.860
Net realized and unrealized gain (loss)                 0.010         (0.476)(3)      (0.054)          0.555           0.020
                                                      ---------      ---------       ---------       ---------       ---------
Total income from operations                          $ 0.687        $ 0.220         $ 0.890         $ 2.750         $ 3.880
                                                      ---------      ---------       ---------       ---------       ---------
Less distributions
From net investment income                            $(0.677)       $(0.860)        $(0.760)        $(0.800)        $(3.720)
                                                      ---------      ---------       ---------       ---------       ---------
Total distributions                                   $(0.677)       $(0.860)        $(0.760)        $(0.800)        $(3.720)
                                                      ---------      ---------       ---------       ---------       ---------
Net asset value - End of year                         $72.210        $72.200         $72.840         $72.710         $70.760
                                                      ---------      ---------       ---------       ---------       ---------
Total return(4)                                          0.95%          0.31%           1.22%           3.89%           5.50%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)               $ 9,988        $ 9,988         $ 1,002         $ 1,349         $ 1,000
Ratios (as percentage of average daily net assets):
  Net expenses                                           0.25%          0.25%           0.52%           0.60%           0.60%
  Net investment income                                  0.93%          0.96%           1.29%           3.02%           5.60%
Portfolio turnover                                          0%             0%(5)          14%             13%             11%

+ The operating expenses of the Fund may reflect a reduction of the management fee and the service fee.  Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses                                               0.60%          0.60%           0.60%
  Net investment income                                  0.58%          0.61%           1.21%
Net investment income per share                       $ 0.422        $ 0.442         $ 0.885

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) Net investment income per share was computed as its proportionate share of the net increase in net assets from operations per share.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.
(5) Revised portfolio turnover rate. The previously reported turnover rate was 8%.

{LOGO}





More Information
--------------------------------------------------------------------------------


     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-1545.                                       ISTTP

611-5/05                                         (c) 2005 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          May 2, 2005


                            Eaton Vance Balanced Fund
                         Eaton Vance Large-Cap Core Fund
                        Eaton Vance Large-Cap Value Fund
                        Eaton Vance Small-Cap Growth Fund
                        Eaton Vance Small-Cap Value Fund
                        Eaton Vance Special Equities Fund
                           Eaton Vance Utilities Fund

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Funds and their corresponding Portfolios. Each Fund and Portfolio are diversified, open-end management companies. Each Fund is a series of Eaton Vance Special Investment Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                Page                                       Page
Strategies and Risks              2     Purchasing and Redeeming Shares     26
Investment Restrictions           6     Sales Charges                       27
Management and Organization       8     Performance                         30
Investment Advisory and                 Taxes                               32
  Administrative Services        18     Portfolio Securities                34
Other Service Providers          25     Financial Statements                37
Calculation of Net Asset Value   25


Appendix A: Class A Fees,               Class E: Class I Fees,
  Performance and Ownership      38       Performance and Ownership         52
Appendix B: Class B Fees,               Class F: Eaton Vance Funds Proxy
  Performance and Ownership      42       Voting Policies and Procedures    53
Appendix C: Class C Fees,               Class G: Adviser Proxy Voting
  Performance and Ownership      46       Policies and Procedures           55
Appendix D: Class R Fees,               Class H: Fox Proxy Voting Policy    59
  Performance and Ownership      50


Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds' prospectus dated May 2, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.










(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Equity Investments. Equity investments include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible preferred stocks and other convertible debt instruments; and warrants.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto must be considered to be investment grade by the investment adviser at the time the swap is entered into. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance will be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, interest rates, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts and stock index futures, exchange-traded and over-the-counter ("OTC") options on securities, indices or currencies; the purchase of put options and the sale of call options on securities held, equity swaps; and the purchase and sale of currency futures and forward foreign currency exchange contracts.

In addition, Investment Grade Income Portfolio may invest in credit derivatives (which are instruments that derive their value from the credit risks of an entity or group of entities) which may be purchased or sold to enhance return, to hedge against fluctuations in securities prices, interest rates and market conditions, or as a substitute for the purchase and sale of securities. From time to time the Fund may use credit derivatives to gain a particular exposure to credit risk. Credit derivatives utilized may include credit default swaps, total return swaps or OTC options, where the reference entity (or obligation) is a single entity, a group of entities or an index. The reference entity or entities may be a corporation, the federal government and any of its agencies or instrumentalities, and foreign governments or any of their agencies or instrumentalities. The credit rating of the reference entity will be limited to a rating of BBB or higher by a nationally recognized statistical rating organization. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed a Portfolio's or Small-Cap Value Fund's initial investment in these instruments. In addition, a Portfolio or Small-Cap Value Fund may lose the entire premium paid for purchased options before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Leverage enhances a Portfolio's or Small-Cap Value Fund's exposure to the price volatility of derivative instruments it holds. A Portfolio's or Small-Cap Value Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Portfolio's or Small-Cap Value Fund's assets. OTC derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Portfolio from closing out positions and limiting its losses. The use of derivatives is a highly specialized activity that involve skills different from conducting ordinary portfolio securities transactions. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Each Portfolio and Small-Cap Value Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. There can be no assurance that a Portfolio's or Small-Cap Value Fund's use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. Credit exposure on equity swaps to any one counterparty will be limited to 5% or less of net assets. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

Asset Coverage. To the extent required by SEC guidelines, each Portfolio and Small-Cap Value Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts. Capital Growth Portfolio, Investment Grade Income Portfolio, Large-Cap Value Portfolio and Utilities Portfolio may invest in real estate investment trusts ("REITs"), and therefore, are subject to the special risks associated with the real estate industry and market to the extent a Portfolio invests in REITs. Securities of companies in the real estate industry such as REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates.

By investing in REITs indirectly through a Portfolio, the Fund will bear REIT expenses in addition to Portfolio expenses.

Mortgage-Backed and Asset-Backed Securities. While it is not possible to accurately predict the life of a particular issue of a mortgage-backed security, the actual life of any such security is likely to be substantially less than the average maturity of the mortgage pool underlying the security. This is because unscheduled early prepayments of principal on a mortgage-backed security will result from the prepayment, refinancing or foreclosure of the underlying loans in the mortgage pool. The monthly payments (which may include unscheduled prepayments) on such a security may be able to be reinvested only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, this type of security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment and will reduce performance. If such a security has been purchased at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current yield and total returns and will accelerate the recognition of income, which when distributed to Fund shareholders, will be taxable as ordinary income. While asset-backed securities are also susceptible to prepayment risk, the collateral supporting asset-backed securities is generally of shorter maturity than mortgage loans and is less likely to experience substantial unscheduled prepayments. However, the collateral securing such securities may be more difficult to liquidate than mortgage loans. Moreover, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Collateralized mortgage obligations ("CMOs") are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of the CMO, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. Because the interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

When-Issued Securities. Each Portfolio and Small-Cap Value Fund may purchase debt securities on a when-issued basis; that is delivery and payment for the securities normally take place up to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio or Small-Cap Value Fund enters into the purchase commitment. Securities purchased on a when-issued basis are subject to changes in value. Therefore, to the extent that a Portfolio or Small-Cap Value Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's or Small-Cap Value Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

Short Sales. Each Portfolio and Small-Cap Value Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in by the lender. These transactions may also require the current recognition of taxable gain under certain tax rules applicable to constructive sales. Each Portfolio and Small-Cap Value Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock.

Fixed-Income  Securities.  Each Portfolio and Small-Cap  Value Fund may purchase fixed-income securities. Fixed-income securities include bonds, debentures, notes and other types of debt securities (such as collateralized mortgage obligations, mortgage-backed securities and other asset-backed and collateralized obligations). In the case of Investment Grade Income Portfolio, fixed-income securities may also include preferred stocks and convertible debt securities. During an economic downturn, the ability of issuers to service their debt may be impaired. In the case of a default, a Portfolio or Small-Cap Value Fund may retain a defaulted security when the investment adviser deems it advisable to do so. In the case of a defaulted obligation, a Portfolio or Small-Cap Value Fund may incur additional expense seeking recovery of an investment that is in default.

While lower rated debt securities may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated securities are subject to the risk of an issuer's inability to meet principal and interest payments on the securities (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Repurchase Agreements. Each Portfolio and Small-Cap Value Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, a Portfolio and Small-Cap Value Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio or Small-Cap Value Fund purchased may have decreased, the Portfolio or Small-Cap Value Fund could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. A Portfolio's or Small-Cap Value Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Other Investment Companies. Each Portfolio and Small-Cap Value Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser. Each Portfolio and Small-Cap Value Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio or Small-Cap Value Fund.

Lending Portfolio Securities. Each Portfolio and Small-Cap Value Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. Each Portfolio and Small-Cap Value Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

Temporary Investments. Each Portfolio and Small-Cap Value Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. Investment Grade Income Portfolio may also invest in such instruments in pursuit of its objective.

Portfolio Turnover. While it is not the policy of each Portfolio and Small-Cap Value Fund to purchase securities with a view to short-term profits, each Portfolio and Small-Cap Value Fund will dispose of securities without regard to the time they have been held if such action seems advisable. Investment Grade Income Portfolio anticipates that under normal market conditions, its annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). The portfolio turnover rate of Capital Growth Portfolio, Large-Cap Core Portfolio, Large-Cap Value Portfolio, Small-Cap Growth Portfolio, Special Equities Portfolio and Utilities Portfolio has exceeded and\or may exceed 100% (200% in the case of Capital Growth Portfolio and Small-Cap Growth Portfolio). A high turnover rate (100% or more) necessarily involves greater expenses to a Fund and may result in a realization of net short-term capital gains. During the fiscal year ended December 31, 2004, the portfolio turnover rate of Capital Growth Portfolio, Investment Grade Income Portfolio, Large-Cap Core Portfolio, Large-Cap Value Portfolio, Small-Cap Value Portfolio, Special Equities Portfolio and Utilities Portfolio was 213%, 71%, 45%, 56%, 276%, 264% and 59%, respectively. During the periods January 1, 2004 to April 30, 2004 and May 1, 2004 to December 31, 2004, the portfolio turnover rate of Small-Cap Value Portfolio and Small-Cap Value Fund, respectively, was 1% and 5%, respectively.

Diversified Status. Each Portfolio and Fund is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

(1) With respect to 75% of its total assets, invest more than 5% of its total assets taken at market value in the securities of any one issuer or in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;
(2) Borrow money or issue senior securities, except as permitted by the 1940 Act; or
(3) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements or (c) lending portfolio securities.

In addition, Balanced Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Special Equities Fund and Utilities Fund may not:

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);
(5) Invest in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate); or
(6) Invest in commodities (in the case of Small-Cap Growth Fund) or physical commodities (in the case of Balanced Fund, Large-Cap Value Fund, Special Equities Fund and Utilities Fund) or commodity contracts for the purchase and sale of physical commodities.

In addition, Balanced Fund may not:

(7) Invest 25% or more of the value of its total assets at the time of acquisition in any one industry with public utility companies (being electric utility companies, natural gas producing companies, transmission companies, telephone companies, and water works companies) being considered separate industries.

In addition, Large-Cap Value Fund, Small-Cap Growth Fund and Special Equities Fund may not:

(8)  Underwrite securities of other issuers.

In addition, Large-Cap Value Fund and Special Equities Fund may not:

(9) Concentrate 25% or more of its assets in any one industry (provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

In addition, Utilities Fund may not:

(10) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933; or
(11) Make an investment in any one industry if such investment would cause investments in such industry to equal or exceed 25% of the Fund's total assets (taken at market value) except that the Fund will concentrate at least 25% of its investments in utility stocks (as described in the prospectus).

In addition, Small-Cap Growth Fund may not:

(12) Invest 25% or more of its assets in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

In addition, Large-Cap Core Fund and Small-Cap Value Fund may not:

(13) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;
(14) Engage in the underwriting of securities;
(15) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities; or

(16) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in any one industry.

In connection with Restriction (2) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; and Balanced Fund may invest in two or more open-end management investment companies which together have substantially the same investment objectives, policies and restrictions as the Fund. In addition, Balanced Fund and its corresponding Portfolios may not underwrite securities of other issuers.

Each Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by each Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of a Portfolio.

The following nonfundamental investment policies have been adopted by each Fund and Portfolio. They may be changed by the Trustees with respect to a Fund without approval by the Fund's shareholders or, with respect to a Portfolio, without approval of the Fund or its other investors. Each Fund and Portfolio will not:

  * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

  * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of a Fund's or a Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, or any subsequent rating change below investment grade made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund or a Portfolio, as the case may be, to dispose of such security or other asset. However, a Fund and Portfolio must always be in compliance with the borrowing policy and limiting on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of each Portfolio are responsible for the overall management and supervision of the affairs of the Portfolios. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolios     Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                                        Trust since 1989;     Chief Executive Officer of
                                                of Large-Cap Core     BMR, Eaton Vance, EVC and
                                                Portfolio since       EV; Director of EV; Vice
                                                2002, of Capital      President and Director of
                                                Growth, Investment    EVD. Trustee and/or officer
                                                Grade Income and      of 197 registered investment
                                                Small-Cap Growth      companies in the Eaton Vance
                                                Portfolios since      Fund Complex.  Mr. Hawkes is
                                                2000, of Large-Cap    an interested person because
                                                Value, Special        of his positions with BMR,
                                                Equities and          Eaton Vance EVC and EV, which
                                                Utilities Portfolios  are affiliates of the Trust
                                                since 1992            and the Portfolio.

NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1989;     Investment Banking Emeritus,                Tiffany & Co.
                                                of Large-Cap Core     Harvard University Graduate                 (specialty
                                                Portfolio since       School of Business                          retailer) and
                                                2002, of Capital      Administration.                             Telect, Inc.
                                                Growth, Investment                                                (telecommunication
                                                Grade Income and                                                  services company)
                                                Small-Cap Growth
                                                Portfolios since
                                                2000, of Large-Cap
                                                Value, Special
                                                Equities and
                                                Utilities Portfolios
                                                since 1992 and
                                                Chairman of the
                                                Board since 2005

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

                                       9

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolios     Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1989;     Officer and a Director of
                                                of Large-Cap Core     Asset Management Finance
                                                Portfolio since       Corp. (a specialty finance
                                                2002, of Capital      company serving the
                                                Growth, Investment    investment management
                                                Grade Income and      industry) (since October
                                                Small-Cap Growth      2003). President, Unicorn
                                                Portfolios since      Corporation (an investment
                                                2000, of Large-Cap    and financial advisory
                                                Value, Special        services company) (since
                                                Equities and          September 2000). Formerly,
                                                Utilities Portfolios  Chairman and Chief Operating
                                                since 1993            Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Trustee of the        Professor of Law, University     197        None
 9/14/57                                        Trust since 1998;     of California at Los Angeles
                                                of Large-Cap Core     School of Law (since July
                                                Portfolio since       2001). Formerly, Professor of
                                                2002, of Capital      Law, Georgetown University
                                                Growth, Investment    Law Center.
                                                Grade Income
                                                and Small-Cap
                                                Growth Portfolios
                                                since 2000, of
                                                Large-Cap Value,
                                                Special Equities
                                                and Utilities
                                                Portfolios since
                                                1998

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolios     Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust                                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

ARIEH COLL               Vice President of      Since 2000           Vice President of Eaton Vance and BMR. Officer of 6 registered
11/9/63                  Capital Growth                              investment companies managed by Eaton Vance or BMR.
                         Portfolio

                                       10

ELIZABETH S. KENYON      President of           Since 2002*          Vice President of Eaton Vance and BMR. Officer of 2 registered
9/8/59                   Investment Grade                            investment companies managed by Eaton Vance or BMR.
                         Income Portfolio

DUKE E. LAFLAMME         Vice President         Since 2001           Vice President of Eaton Vance and BMR. Officer of 11 registered
7/8/69                   of the Trust                                investment companies managed by Eaton Vance or BMR.

THOMAS H. LUSTER         Vice President         Since 2002           Vice President of Eaton Vance and BMR. Officer of 16 registered
4/8/62                   of the Trust and                            investment companies managed by Eaton Vance or BMR.
                         Investment Grade
                         Income Portfolio

MICHAEL R. MACH          Vice President         Since 1999           Vice President of Eaton Vance and BMR. Officer of 31 registered
7/15/47                  of Large-Cap                                investment companies managed by Eaton Vance or BMR.
                         Value Portfolio

LEWIS R. PIANTEDOSI      Vice President of      Since 2002           Vice President of Eaton Vance and BMR. Officer of 4 registered
8/10/65                  Large-Cap Core                              investment companies managed by Eaton Vance or BMR.
                         Portfolio

GEORGE C. PIERIDES       Vice President         Since 2004           Senior Managing Director of Fox. Officer of 12 registered
12/26/57                 of the Trust                                investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON     President of           Since 2002           Senior Vice President and Chief Equity Investment Officer of
10/26/57                 Capital Growth,                             Eaton Vance and BMR. Officer of 48 registered investment
                         Large-Cap Core,                             companies managed by Eaton Vance or BMR.
                         Large-Cap Value,
                         Small-Cap Growth,
                         Special Equities
                         and Utilities
                         Portfolios

JUDITH A. SARYAN         Vice President         Since 1999           Vice President of Eaton Vance and BMR. Officer of 30 registered
8/21/54                  of Utilities                                investment companies managed by Eaton Vance or BMR.
                         Portfolio

TONI Y. SHIMURA          Vice President         Since 2003           Vice President of Eaton Vance and BMR. Previously, Senior Vice
2/3/52                   of Small-Cap                                President and Portfolio Manager with Massachusetts Financial
                         Growth and Special                          Services Company (1993-2002). Officer of 3 registered
                         Equities Portfolios                         investment companies managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR.   Treasurer of           Since 2002*          Vice President of Eaton Vance and BMR. Officer of 53 registered
12/27/51                 Capital Growth,                             investment companies managed by Eaton Vance or BMR.
                         Investment Grade
                         Income, Large-Cap
                         Value, Small-Cap
                         Growth and Utilities
                         Portfolio

KEVIN M. CONNERTY        Treasurer of Special   Since 2005           Vice President of Eaton Vance and BMR.  Previously, Director
4/20/64                  Equities Portfolio                          and Vice President of PFPC Inc since 1999.  Officer of 4
                                                                     registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Of the Trust and     Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                        Large-Cap Value,     Vance, EVD, EV and EVC. Officer of 197 registered investment
                                                Special Equities     companies managed by Eaton Vance or BMR.
                                                and Utilities
                                                Portfolios since
                                                1997, for Capital
                                                Growth, Investment
                                                Grade Income and
                                                Small-Cap Growth
                                                Portfolios since
                                                2000, and for
                                                Large-Cap Core
                                                Portfolio since
                                                2002

MICHELLE A. GREEN        Treasurer of           Since 2002           Vice President of Eaton Vance and BMR. Chief Financial Officer
8/25/69                  Large-Cap Core                              of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar
                         Portfolio                                   Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital
                                                                     Fund LLC (private investment companies sponsored by Eaton
                                                                     Vance). Officer of 82 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 195
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

 * Prior to 2002, Mr. Austin served as Assistant Treasurer of Capital Growth, Investment Grade Income and Small-Cap Growth Portfolios since 2000, and of Large-Cap Value and Utilities Portfolios since 1993, and Ms. Kenyon served as Vice President of Investment Grade Income Portfolio since 2001.

The Board of Trustees of the Trust and the Portfolios have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Messrs. Hayes, Park, Pearlman and Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the
Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended December 31, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolios. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee each Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund and Portfolio's compliance with legal and regulatory requirements that relate to each Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended December 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chair), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolios. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolios, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds, Portfolios or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Funds and Portfolios, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds, Portfolios or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

In considering the renewal of the investment advisory agreements and the sub-advisory agreement, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements and the sub-advisory agreements. Such information included, among other things, the following:

* An independent report comparing the advisory fees of each Portfolio and the Small-Cap Value Fund with those of comparable funds;
* An independent report comparing the expense ratio of each Fund to those of comparable funds;
* Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;
* The economic outlook and the general investment outlook in relevant investment markets;
* Eaton Vance's results and financial condition and the overall organization of the investment adviser;
* The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
* The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;
* Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
* The resources devoted to compliance efforts undertaken by Eaton Vance and Fox on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
* The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
* The terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio and Fund for the services described therein.

In evaluating the investment advisory agreements between BMR and the Portfolios and the Small-Cap Value Fund, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include portfolio management or, in the case of Small-Cap Value Fund, supervising Fox's activities. The Special Committee evaluated the level of skill and expertise required to manage each Portfolio and supervise Fox and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of each Portfolio and the Small-Cap Value Fund.

When reviewing Small-Cap Value Fund's sub-advisory agreement, the Trustees also reviewed information relating to the education, experience and number of investment professionals and other personnel at Fox who would provide services under the sub-advisory agreement. The Special Committee took into account the resources available to Fox in fulfilling its duties under the sub-advisory agreement. The Special Committee noted Fox's experience in managing equity portfolios.

With respect to each Portfolio and each Fund, the Special Committee also considered additional specific factors and related conclusions as detailed below.

BALANCED. The Balanced Fund is a fund of funds that invests in three Portfolios, Capital Growth, Large-Cap Value and Investment Grade Income Portfolios, for which BMR serves as investment adviser. In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolios are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolios, and concluded that the fee breakpoints which are in place for the Capital Growth Portfolio and Investment Grade Income Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolios and the shareholders of the Fund. The Special Committee also noted that, although Large-Cap Value Portfolio's assets more than doubled from the prior year, Eaton Vance's investment management margin with respect to the Portfolio did not increase materially, indicating that Eaton Vance is not realizing material benefits from economies of scale attributable to the increase in assets. The Special Committee further noted that the investment advisory fee paid by the Portfolio is lower than the average paid by comparable funds of the same or larger size. The Special Committee concluded that the implementation of breakpoints is not warranted at this time.

LARGE-CAP CORE. BMR serves as the investment adviser for the Large-Cap Core Portfolio. In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of its size of the Fund, the Fund's expense ratio is reasonable. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place for the Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

LARGE-CAP VALUE. BMR serves as the investment adviser for the Large-Cap Value Portfolio. In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio. The Special Committee noted that, although Large-Cap Value's assets more than doubled from the prior year, Eaton Vance's investment management margin with respect to the Portfolio did not increase materially, indicating that the investment adviser and its affiliates are not realizing material benefits from any economies of scale attributable to the increase in assets. The Special Committee also noted that the investment advisory fee paid by the Portfolio and the Fund's expense ratio are lower than the average paid by comparable funds of the same or larger size. The Special Committee concluded that the implementation of breakpoints is not warranted at this time.

SMALL-CAP GROWTH. BMR serves as the investment adviser for the Small-Cap Growth Portfolio. In its review of comparative information with respect to investment performance, the Special Committee noted that the investment adviser has taken action to improve performance, such as the hiring of a new portfolio manager in June 2003. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of this action. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund, the expense ratio of the Small-Cap Growth Fund is reasonable. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place for the Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

SMALL-CAP VALUE FUND. Fox serves as the sub-adviser for the Small-Cap Value Fund. In its review of comparative information with respect to investment performance, the Special Committee noted that Fox has taken or will be taking actions to improve performance, such as making changes to its investment team. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of these actions. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Fund is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund, the expense ratio of the Small-Cap Value Fund is reasonable. The Special Committee also considered the extent to which Fox appears to be realizing benefits from economies of scale in managing the Fund, and concluded that the fee breakpoints which are in place for the Fund will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Fund.

SPECIAL EQUITIES. BMR serves as the investment adviser for the Special Equities Portfolio. In its review of comparative information with respect to investment performance, the Special Committee noted that the investment adviser has taken action to improve performance, such as the hiring of a new portfolio manager in June 2003. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of this action. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio. The Special Committee concluded that, in light of the size of the Portfolio and the level of profitability to the adviser, the adviser and its affiliates are not realizing material economies of scale.

UTILITIES. BMR serves as the investment adviser for the Utilities Fund. In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place for the Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's and sub-advisor's profits in providing investment management services for each Portfolio or Fund and for all Eaton Vance funds as a group, as well as the investment adviser's or sub-adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the investment adviser or sub-adviser may receive reimbursement payments in respect of third party research services obtained by each adviser or sub-adviser as a result of soft dollar credits generated through trading on behalf of each Portfolio or Fund. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Small-Cap Value Fund and the Portfolios and noted that voluntary expense reimbursements for Large-Cap Core Fund and Small-Cap Value Fund by the administrator and voluntary expense reimbursements for Small-Cap Growth Fund by the investment adviser and/or administrator. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser or sub-adviser in connection with the services rendered to each Portfolio or Fund and the business reputation of the investment adviser or sub-adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser and sub-adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory and sub-advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements and sub-advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in a Portfolio cannot be purchased by a Trustee.

                                                   Dollar Range of Equity Securities Owned by
                                                   ------------------------------------------
Fund Name                   Benjamin C. Esty(2)(4)    James B. Hawkes(1)    Samuel L. Hayes(2)    William H. Park(2)
---------                   ----------------------   ------------------    ------------------    ------------------
Balanced Fund                        None                   None                  None                None
Large-Cap Core Fund                  None                   None                  None                None
Large-Cap Value Fund                 None                   None                  None                None
Small-Cap Growth Fund                None                   None          $10,001 - $50,000(3)        None
Small-Cap Value Fund                 None                   None                  None                None
Special Equities Fund                None                   None                  None                None
Utilities Fund                       None                   None                  None                None

Aggregate Dollar Range of Equity
Securities Owned in all Registered
Funds Overseen by Trustee in the
Eaton Vance Family of Funds          None               over $100,000          over $100,000       over $100,000


                                                   Dollar Range of Equity Securities Owned by
                                                   ------------------------------------------
Fund Name                   Ronald A. Pearlman(2)    Norton H. Reamer(2)    Lynn A. Stout(2)     Ralph F. Verni(2)(4)
---------                   ---------------------    -------------------    ----------------     --------------------
Balanced Fund                        None                   None                  None                None
Large-Cap Core Fund                  None                   None                  None                None
Large-Cap Value Fund                 None                   None                  None                None
Small-Cap Growth Fund                None                   None                  None                None
Small-Cap Value Fund                 None                   None                  None                None
Special Equities Fund                None                   None                  None                None
Utilities Fund                       None                   None                  None                None

Aggregate Dollar Range of Equity
Securities Owned in all Registered
Funds Overseen by Trustee in the
Eaton Vance Family of Funds       over $100,000         over $100,000        over $100,000(3)         None

(1)  Interested Trustee.
(2)  Noninterested Trustees.
(3) Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
(4) Messrs. Esty and Verni were elected Trustees on April 29, 2005, and thus had no beneficial ownership of securities in the Funds or in the Eaton Vance Fund Complex as of December 31, 2004.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

 1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
 2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
 3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
     (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of each Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on a Portfolio's assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor any Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolios are paid by the Funds (and other series of the Trust) and the Portfolios, respectively. (A Trustee of the Trust and the Portfolios who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolios). During the fiscal year ended December 31, 2004, the Trustees of the Trust and the Portfolios earned the following compensation in their capacities as Trustees from the Trust and the Portfolios. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                       Jessica M.      Samuel L.    William H.    Ronald A.    Norton H.     Lynn A.
Sounce of Compensation                Bibliowicz(7)      Hayes       Park(3)      Pearlman      Reamer       Stout(4)
-----------------------               -------------    ---------    ----------    ---------    ---------     --------
Trust(2)                               $   988         $  3,907     $  3,535       $  3,592    $  3,709     $  3,779
Capital Growth Portfolio                   323            1,347        1,185          1,116       1,279        1,217
Investment Grade Income Portfolio          237            1,258        1,104          1,030       1,194        1,121
Large-Cap Core Portfolio                     8               89           82             86          84           87
Large-Cap Value Portfolio                  912            3,846        3,479          3,533       3,651        3,691
Small-Cap Growth Portfolio                  20              210          193            203         199          204
Special Equities Portfolio                 237            1,007          886            832         956          890
Utilities Portfolio                        896            3,603        3,256          3,298       3,420        3,455
Trust and Fund Complex                  48,125          200,000      180,000(5)     180,000     190,000      190,000(6)

(1) As of May 1, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected Trustees on April 29, 2005, and thus did not receive fees for the period.
(2)  The Trust consisted of 11 Funds as of December 31, 2004.
(3) Includes deferred compensation as follows: Capital Growth - $1,185; Investment Grade Income - $1,104; Large-Cap Core - $82; Large-Cap Value - $3,479; Small-Cap Growth - $193; Special Equities - $886; and Utilities - $3,256.
(4)  Includes  deferred   compensation  as  follows:   Capital  Growth  -  $487;
     Investment Grade Income - $449; Large-Cap Core - $34; Large-Cap Value $1,478; Small-Cap Growth - $82; Special Equities - $358; and Utilities - $1,384.
(5)  Includes $107,008 of deferred compensation.
(6)  Includes $45,000 of deferred compensation.
(7)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. Each Fund is a series of the Trust, which was established under Massachusetts law on March 27, 1989 and is operated as an open-end management investment company. Prior thereto, the Trust existed as a Massachusetts corporation organized on October 11, 1967. Prior to March 7, 2000, Balanced Fund invested all of its assets in one investment company, Balanced Portfolio. On May 1, 2002, Small-Cap Growth Fund changed its name from "Eaton Vance Small Company Growth Fund" to "Eaton Vance Small-Cap Growth Fund", and added Class B and Class C shares, and Large-Cap Value Fund changed its name from "Eaton Vance Growth & Income Fund" to "Eaton Vance Large-Cap Value Fund". On May 1, 2000, Small-Cap Growth Fund changed its name from "Eaton Vance Emerging Growth Fund" to "Eaton Vance Small Company Growth Fund" and prior to May 1, 1999, Small-Cap Growth Fund was known as "EV Traditional Emerging Growth Fund". Prior to May 1, 2004, Small-Cap Value Fund invested all of its assets in one investment company, Small-Cap Value Portfolio.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the

Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Each Portfolio was organized as a trust under the laws of the state of New York on May 1, 1992 - Large-Cap Value, Special Equities and Utilities Portfolios, February 28, 2000 - Capital Growth, Small-Cap Growth and Investment Grade Income Portfolios and June 18, 2002 - Large-Cap Core Portfolio and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of each Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of each Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

Each Portfolio's Declaration of Trust provides that a Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of a Fund investing in the Portfolio.

A Fund may be required to vote on matters pertaining to a Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

A Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event a Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

Proxy Voting Policy. The Boards of Trustees of the Trust and Portfolios have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and subadviser and adopted the proxy voting policies and procedures of the investment adviser and subadviser (the "Policies"), which are described below. The Trustees will review each Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between each Fund's shareholders and the investment adviser and subadviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser and subadviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser and subadviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser and subadviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser and subadviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser and subadviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser and subadviser will monitor situations that may result in a conflict of interest between each Fund's shareholders and the investment adviser and subadviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser and subadviser's personnel responsible for reviewing and voting proxies on behalf of each Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser and subadviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser and subadviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and Adviser and Sub-Adviser Policies, see see Appendix F, Appendix G and Appendix H. Information on how each Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Portfolio and Small-Cap Value Fund and provides related office facilities and personnel subject to the supervision of the Portfolio's and Small-Cap Value Fund's Board of Trustees. The investment adviser (or, in the case of Small-Cap Value Fund, with respect to certain matters, the sub-adviser) furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio or Small-Cap Value Fund and what portion, if any, of the Portfolio's and Small-Cap Value Fund's assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio and Small-Cap Value Fund who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that Capital Growth Portfolio, Investment Grade Income Portfolio, Large-Cap Value Portfolio and Special Equities Portfolio pay the investment adviser, see the prospectus. The following table sets forth the net assets of the foregoing Portfolios at December 31, 2004 and the advisory fees paid during the three fiscal years ended December 31, 2004.

                                                    Advisory Fee Paid for Fiscal Years Ended
                                                    ----------------------------------------
       Portfolio          Net Assets at 12/31/04     12/31/04       12/31/03       12/31/02
       ---------          ----------------------     --------       --------       --------
     Capital Growth           $  102,319,463       $  544,679     $  813,710     $  879,868
Investment Grade Income          100,277,703          579,935        574,410        574,909
    Large-Cap Value            1,078,029,910        5,478,299      2,641,198      1,940,419
    Special Equities              49,078,966          311,234        324,831        399,917

Effective May 1, 2004, BMR has agreed to reduce the advisory fee by an amount equal to that portion of commissions paid to brokers dealers in execution of portfolio transactions that is consideration for third-party research services. For the period May 1, 2004 to December 31, 2004, BMR waived $3,372, $34,513 and $2,060 of Capital Growth Portfolio's, Large-Cap Value Portfolio's and Special Equities Portfolio's, respectively, advisory fees.

BMR has agreed to reduce the management fee payable by Utilities Portfolio under the Investment Advisory Agreement as follows:


                                               Annualized        Contractual
                                                Fee Rate          Annualized
Average Daily Net Assets for the Month       After Reduction       Fee Rate
--------------------------------------       ---------------       --------
Up to $500 million                               0.6500%           0.7500%
$500 million but less than $1 billion            0.6250%           0.6875%
$1 billion but less than $1.5 billion            0.6000%           0.6250%
$1.5 billion but less than $2 billion            0.5500%           0.5625%
$2 billion but less than $3 billion              0.5000%           0.5000%
$3 billion and over                              0.4375%           0.4375%


At December 31, 2004, the Utilities Portfolio had net assets of $625,638,984. For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Portfolio paid advisory fees of $ 3,364,781, $2,476,178 and $2,376,627, respectively. Effective May 1, 2004, BMR has agreed to reduce the advisory fee by an amount equal to that portion of commissions paid to brokers dealers in execution of portfolio transactions that is consideration for third-party research services. For the period May 1, 2004 to December 31, 2004, BMR waived $8,889 of its advisory fee.

Under its investment advisory agreement, Small-Cap Growth Portfolio pays BMR an investment advisory fee as follows:


                                             Annualized Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
Up to $500 million                                0.7500%
$500 million but less than $1 billion             0.6875%
$1 billion but less than $1.5 billion             0.6250%
$1.5 billion but less than $2 billion             0.5625%
$2 billion but less than $3 billion               0.5000%
$3 billion and over                               0.4375%


At December 31, 2004, Small-Cap Growth Portfolio had net assets of $28,804,293. For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Portfolio paid advisory fees of $200,549, $174,289 and $142,623, respectively. Effective May 1, 2004, BMR has agreed to reduce the advisory fee by an amount equal to that portion of commissions paid to brokers dealers in execution of portfolio transactions that is consideration for third-party research services. For the period May 1, 2004 to December 31, 2004, BMR waived $1,249 of its advisory fee.

For a description of the compensation that Small-Cap Value Fund pays the investment adviser on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed as follows:


                                               Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
$500 million but less than $1 billion             0.9375%
$1 billion but less than $2.5 billion             0.8750%
$2.5 billion but less than $5 billion             0.8125%
$5 billion and over                               0.7500%


Pursuant  to the  Investment  Sub-Advisory  Agreement  between BMR and Fox Asset
Management Inc. ("Fox"), BMR pays the following compensation to Fox for providing sub-advisory services to Small-Cap Value Fund:


                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
up to $500 million                                0.75000%
$500 million but less than $1 billion             0.71875%
$1 billion but less than $2.5 billion             0.68750%
$2.5 billion but less than $5 billion             0.65625%
$5 billion and over                               0.62500%


Prior to May 1, 2004, Small-Cap Value Fund invested all of its assets in Small-Cap Value Portfolio. At December 31, 2004, Small-Cap Value Fund had net assets of $15,055,884. For the period from January 1, 2004 to April 30, 2004, the advisory fee allocated from Small-Cap Value Portfolio was $29,426 and for the period May 1, 2004 to December 31, 2004, Small-Cap Value Fund's advisory fee amounted to $79,996. For the fiscal year ended December 31, 2003, the advisory fee amounted to $38,876. For the period from the start of business, June 28, 2002, to December 31, 2002, the advisory fee amounted to $2,719. For the fiscal years ended December 31, 2004 and 2003 and for the period from the start of business, June 28, 2002, to December 31, 2002, Eaton Vance was allocated $81,111, $23,399 and $31,802, respectively, of Small-Cap Value Fund's and/or Small-Cap Value Portfolio's operating expenses. In addition, BMR paid Fox sub-advisory fees of $82,336, $29,150 and $2,035 for the fiscal years ended December 31, 2004 and 2003 and for the period from the start of business, June 28, 2002, to December 31, 2002, respectively.

For a description of the compensation that Large-Cap Core Portfolio pays the investment adviser on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over, the annual fee is reduced and the advisory fee is computed as follows:


                                              Annual Fee Rate
Average Daily Net Assets for the Month        (for each level)
--------------------------------------        ----------------
$500 million but less than $1 billion              0.625%
$1 billion but less than $2.5 billion              0.600%
$2.5 billion and over                              0.575%


At December 31, 2004, Large-Cap Core Portfolio had net assets of $32,162,495. For the fiscal years ended December 31, 2004 and 2003 and for the period from the start of business, September 9, 2002, to December 31, 2002, Large-Cap Core Portfolio paid advisory fees of $161,678, $66,929 and $5,456, respectively. Effective May 1, 2004, BMR has agreed to reduce the advisory fee by an amount equal to that portion of commissions paid to brokers dealers in execution of portfolio transactions that is consideration for third-party research services. For the period May 1, 2004 to December 31, 2004, BMR waived $311 of its advisory fee.

Each Investment Advisory Agreement and the Investment Sub-Advisory Agreement for Small-Cap Value Fund with an investment adviser or sub-adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust, in the case of Small-Cap Value Fund, or a Portfolio, as the case may be, cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust, in the case of Small-Cap Value Fund, or a Portfolio, as the case may be, or by vote of a majority of the outstanding voting securities of the Small-Cap Value Fund or a Portfolio, as the case may be. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of Small-Cap Value Fund or a Portfolio, as the case may be, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others. Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Managers. The portfolio managers, as the case may be, (each referred to as a "portfolio manager") of Small-Cap Value Fund and each Portfolio are listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to Small-Cap Value Fund and the Portfolios. The following tables show, as of the Funds' most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Capital Growth Portfolio             All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
------------------------             ------------  ---------------  ------------------------   ------------------------
     Arieh Coll
Registered Investment Companies            4            $459.5                 0                          $0
Other Pooled Investment Vehicles           0            $0                     0                          $0
Other Accounts                             0            $0                     0                          $0


Investment Grade Income               Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Portfolio                            All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
------------------------             ------------  ---------------  ------------------------   ------------------------
     Elizabeth S. Kenyon
Registered Investment Companies            2           $269.2                  0                          $0
Other Pooled Investment Vehicles           0           $0                      0                          $0
Other Accounts                            28           $341.4                  0                          $0


                                       20

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Large-Cap Core Portfolio             All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee*
------------------------             ------------  ---------------  ------------------------   -------------------------
     Duncan W. Richardson
Registered Investment Companies            4           $20,367.3               0                          $0
Other Pooled Investment Vehicles(1)       11           $24,817.5               0                          $0
Other Accounts                             0           $0                      0                          $0

     Lewis R. Piantedosi
Registered Investment Companies            3           $813.8                  0                          $0
Other Pooled Investment Vehicles           0           $0                      0                          $0
Other Accounts                             0           $                       0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Large-Cap Value Portfolio            All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
-------------------------            ------------  ---------------  ------------------------   ------------------------
     Michael R. Mach
Registered Investment Companies(2)         7           $7,828.7                0                          $0
Other Pooled Investment Vehicles           1           $9.0                    0                          $0
Other Accounts                             2           $21.4                   0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Small-Cap Growth Portfolio           All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
---------------------------          ------------  ---------------  ------------------------   ------------------------
     Toni Y. Shimura
Registered Investment Companies            3           $263.7                  0                          $0
Other Pooled Investment Vehicles           0           $0                      0                          $0
Other Accounts                             0           $0                      0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Small-Cap Value Fund                 All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
--------------------                 ------------  ---------------  ------------------------   ------------------------
     George C. Pierides
Registered Investment Companies            5           $1,254.2                0                          $0
Other Pooled Investment Vehicles           1           $2.9                    0                          $0
Other Accounts                            86           $366.2                  0                          $0


                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Special Equities Portfolio           All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
--------------------------           ------------  ---------------  ------------------------   ------------------------
     Toni Y. Shimura
Registered Investment Companies            3           $263.7                  0                          $0
Other Pooled Investment Vehicles           0           $0                      0                          $0
Other Accounts                             0           $0                      0                          $0


                                       21

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
Utilities Portfolio                  All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
-------------------                  ------------   --------------  ------------------------   ------------------------
     Judith A. Saryan
Registered Investment Companies            5           $6,307.6                0                          $0
Other Pooled Investment Vehicles           0           $0                      0                          $0
Other Accounts                             0           $0                      0                          $0

 * In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
(1) Of the 11 other pooled investment vehicles managed by Mr. Richardson, 9 invest a portion of their assets in a registered investment company advised by Eaton Vance.
(2) Numbers provided include net assets of Balanced Fund, which in turn invested in Portfolio's advised by other Eaton Vance and/or BMR portfolio managers.

The following table shows the dollar range of shares beneficially owned of a Fund as of the Fund's most recent fiscal year ended December 31, 2004. Interests in a Portfolio cannot be purchased by a portfolio manager.

                                            Dollar Range of Equity Securities Owned by
                                            ------------------------------------------
Fund Name                 Arieh Coll       Elizabeth S. Kenyon     Duncan W. Richardson     Lewis R. Piantedosi
---------                 ----------       --------------------    ---------------------    -------------------
Balanced Fund           $0 - $10,000       $50,001 - $100,000              N/A                      N/A
Large-Cap Core Fund          N/A                  N/A              $100,001 - $500,000      $100,001 - $500,000
Large-Cap Value Fund         N/A                  N/A                      N/A                      N/A
Small-Cap Growth Fund        N/A                  N/A                      N/A                      N/A
Small-Cap Value Fund         N/A                  N/A                      N/A                      N/A
Special Equities Fund        N/A                  N/A                      N/A                      N/A
Utilities Fund               N/A                  N/A                      N/A                      N/A

                                            Dollar Range of Equity Securities Owned by
                                            ------------------------------------------
Fund Name                   Michael R. Mach     Toni Y. Shimura      George C. Pierides    Judith A. Saryan
---------                   ---------------     ---------------      ------------------    ----------------
Balanced Fund                     N/A                 N/A                   N/A                 N/A
Large-Cap Core Fund               N/A                 N/A                   N/A                 N/A
Large-Cap Value Fund       $50,001 - $100,000         N/A                   N/A                 N/A
Small-Cap Growth Fund             N/A           $10,001 - $50,000           N/A                 N/A
Small-Cap Value Fund              N/A                 N/A              $0 - $10,000             N/A
Special Equities Fund             N/A             $0 - $10,000              N/A                 N/A
Utilities Fund                    N/A                 N/A                   N/A          $50,001 - $100,000

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

BMR Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method used by BMR to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Fox Compensation Structure. Compensation of Fox portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock. Fox investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Fox employees. Compensation of Fox investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect near or shortly after the end of each calendar year.

Method used by Fox to Determine  Compensation.  Fox  compensates  its  portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. The performance of accounts for which Fox is paid a performance-based incentive fee is not considered separately or accorded disproportionate weightings in determining portfolio manager incentive compensation.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

Fox seeks to compensate portfolio managers commensurate with their responsibilities and performance and competitive with other firms within the investment management industry. Fox utilizes industry survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Fox's overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Fox portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in manager performance and other factors.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund. Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund are each authorized to pay Eaton Vance a fee in the amount of 0.15% of average daily net assets for providing administrative services to the Fund. Eaton Vance does not currently receive a fee for serving as administrator of the other Funds. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

The following table sets forth the net assets of Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund at December 31, 2004 and the administration fees paid during the three fiscal years ended December 31, 2004.

                                               Administration Fee Paid for
                                                   Fiscal Years Ended
                                                   ------------------
                             Net Assets
Fund                         at 12/31/04      12/31/04    12/31/03    12/31/02
----                         -----------      --------    --------    --------
Large-Cap Core Fund(1)       $32,149,151       $37,133     $15,444   $1,215(4)
Small-Cap Growth Fund(2)      14,229,640             0          63        0
Small-Cap Value Fund(3)       15,055,884        16,430       5,685      341(5)

(1) For the years ended December 31, 2004 and 2003 and for the period from the start of business, September 9, 2002, to December 31, 2002. In addition, the Administrator was allocated $78,704, $140,348 and $70,203 of Fund expenses during the years ended December 31, 2004 and 2003 and for the period from the start of business, September 9, 2002, to December 31, 2002, respectively.
(2) For the years ended December 31, 2004, 2003 and 2002, absent a fee reduction, Small-Cap Growth Fund would have paid Eaton Vance $21,388, $19,256 and $15,772, respectively. For the fiscal years ended December 31, 2004, 2003 and 2002, Eaton Vance was allocated $49,394, $84,677 and
     $75,236, respectively of Small-Cap Growth Fund's operating expenses.
(3) For the year ended December 31, 2004 and 2003 and for the period from the start of business, June 28, 2002, to December 31, 2002. In addition, the Administrator was allocated $81,111, $92,291 and $53,685 of Fund expenses during the years ended December 31, 2004 and 2003 and for the period from the start of business, June 28, 2002, to December 31, 2002, respectively.
(4) For the period from the start of business, September 9, 2002, to December 31, 2002.
(5) For the period from the start of business, June 28, 2002, to December 31, 2002.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds. Each Fund will pay a pro rata share of such fee. For the fiscal year ended December 31, 2004, the transfer agent accrued for or paid the following to Eaton Vance for sub-transfer agency services performed on behalf of each Fund:

           Large-Cap   Large-Cap   Small-Cap   Small-Cap   Special
Balanced     Core        Value      Growth       Value     Equities   Utilities
--------   ---------   ---------   ----------  ---------   --------   ---------
$27,697     $3,148      $83,410     $3,875      $2,243     $11,802     $39,097

Information About Fox. Fox, an indirect majority-owned subsidiary of Eaton Vance, is a New Jersey-based registered investment adviser that manages equity, fixed-income and balanced portfolios. The Senior Managing Director of Fox is George C. Pierides. Fox's address is 44 Sycamore Avenue, Little Silver, NJ 07739.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. Each investment adviser, principal underwriter, and each Fund and each Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by a Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B, Class C and/or Class R shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B, Class C and/or Class R shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD. EVD also serves as placement agent for the Portfolios.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund and Portfolio. IBT has custody of all cash and securities representing a Fund's interest in a Portfolio, has custody of each Portfolio's and Small-Cap Value Fund's assets, maintains the general ledger of each Portfolio and each Fund and computes the daily net asset value of interests in each Portfolio and the net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Portfolio's and Small-Cap Value Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and each Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund or each Portfolio and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm for Large-Cap Core Fund and Eaton Vance Small-Cap Value Fund and their respective Portfolios, and PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for Balanced Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Special Equities
Fund and Utilities Fund and their respective Portfolios. The independent registered public accounting firms provide audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of each Portfolio and Fund is computed by IBT (as agent and custodian for each Portfolio and Fund) by subtracting the liabilities of the Portfolio and Fund from the value of its total assets. Each Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of each Portfolio and Small-Cap Value Fund have established the following procedures for the fair valuation of the Portfolio's and Small-Cap Value Fund's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Seasoned mortgage-backed securities (which are mortgage-backed securities that include loans that have had a history of refinancing opportunities) will be valued by a matrix pricing system administered by BMR.

Foreign securities and currencies held by a Portfolio are valued in U.S. dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below.

Class R Share Purchases. Class R shares are available for purchase by clients of financial intermediaries who charge an advisory, management or consulting or similar fee for their services; accounts affiliated with those financial intermediaries; and in connection with certain tax-sheltered retirement plans and Individual Retirement Account rollover accounts. Detailed information concerning tax-sheltered plans eligible to purchase Class R shares, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B, Class C and/or Class R Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund or Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities (withdrawn from the Portfolio, if applicable). The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years automatically convert to the Fund's Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares are considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account also converts to Class A shares. This portion is determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Tax-Deferred Retirement Plans. Class A, Class C and Class R shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for each Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of each Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% (in the case of Class B of each Fund except Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund) and 6.25% (in the case of Class C of each Fund and Class B of Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund) of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trust also has in effect a compensation-type Distribution Plan (the "Class R Plan") pursuant to Rule 12b-1 under the 1940 Act for the Large-Cap Value Fund's Class R shares. The Class R Plan provides for the payment of a monthly distribution fee to the principal underwriter of up to 0.50% of average daily net assets attributable to Class R shares. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% of average daily net assets attributable to Class R shares. Aggregate payments to the principal underwriter under the Class R Plan are limited to those permitted pursuant to a rule of the NASD. The Class R Plan also provides that Class R shares will pay a service fee to the principal underwriter in an amount equal on an annual basis of up to 0.25% of that portion of average daily net assets attributable to Class R shares for personal services and/or the maintenance of shareholder accounts. Service fees are paid quarterly in arrears. For the distribution and service fees paid by Class R shares, see Appendix D.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on : June 23, 1997 for Balanced, Large-Cap Value, Small-Cap Growth, Special Equities and Utilities Funds; March 18, 2002 for Small-Cap Value Fund; June 18, 2002 for Large-Cap Core Fund; and June 16, 2003 for the Class R Plan of Large-Cap Value Fund. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. A Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

  * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of each Portfolio's and Small-Cap Value Fund's holdings) available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, each Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265.

  * Disclosure of certain Portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

  * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund's Board of Trustees.

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Funds. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ended December 31, 2004.

Because each Fund (except Small-Cap Value Fund) invests its assets in a Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for each Fund to also satisfy these requirements. For federal income tax purposes, each Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. A Fund, as an investor in a Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. Each Portfolio will allocate at least annually among its investors, including a Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, each Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

A Portfolio's and Small-Cap Value Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Portfolio or Small-Cap Value Fund, defer Portfolio and Small-Cap Value Fund losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject a Portfolio or Small-Vap Value Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

Each Portfolio and Small-Cap Value Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of a Portfolio and Small-Cap Value Fund will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends allocated by the Portfolio to the Fund and received by a Fund shareholder to be qualified dividend income, each Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by each Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

A portion of distributions made by a Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days during the 90-day period surrounding the ex-dividend date. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Certain investments of a Portfolio and Small-Cap Value Fund may bear original issue discount or market discount for tax purposes, which will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by such Portfolio or Small-Cap Value Fund and, in order to avoid a tax payable by a Fund which invests in such Portfolio, the Portfolio may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to shareholders.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in a Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, each Portfolio's investment adviser or, in the case of Small-Cap Value Fund, Fox, as that Fund's sub-adviser. As used below, "investment adviser" refers to BMR and Fox, as applicable. Each Portfolio and Small-Cap Value Fund are responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. Each Portfolio, Small-Cap Value Fund and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Portfolio or Small-Cap Value Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Portfolio or Small-Cap Value Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for a Portfolio or Small-Cap Value Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Portfolio or Small-Cap Value Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Portfolio or Small-Cap Value Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Portfolio or Small-Cap Value Fund from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended December 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                                                                                                 Commissions
                                                                                               Amount of           Paid on
                                                                                              Transactions       Transactions
                                                                                              Directed to        Directed to
                                                                                                 Firms              Firms
                                                                                               Providing          Providing
                               Brokerage Commissions Paid for the Fiscal Year Ended            Research           Research
                               ----------------------------------------------------           -----------        -----------
Portfolio                       12/31/04            12/31/03            12/31/02               12/31/04            12/31/04
---------                       --------            --------            --------               --------            --------
Capital Growth(1)             $  617,775          $1,333,589          $1,576,925           $  296,667,110        $  534,369
Investment Grade Income               -0-                 -0-                 -0-                      -0-               -0-
Large-Cap Core                    34,238              21,036               5,033(3)             3,915,413             7,242
Large-Cap Value(2)             1,295,772             850,051           1,664,020            1,007,902,415         1,098,185
Small-Cap Growth                 220,661             279,939             193,541              108,396,893           108,964
Small-Cap Value(4)                 3,795              11,629               4,763(3)             1,003,062             1,770
Special Equities                 413,151             620,765             565,426              202,499,157           340,466
Utilities                      1,011,686           1,407,577           1,749,458              473,059,750           809,070

(1) The decrease in brokerage commissions paid by the Portfolio during the most recent fiscal year was due to a lower percentage of transaction commissions and to slightly fewer transactions executed during the year.
(2) The increase in brokerage commissions paid by the Portfolio during the most recent fiscal year resulted from an increase in the Portfolio's net assets during the year.
(3) For the period from the start of business, September 9, 2002 for Large-Cap Core Portfolio and June 28, 2002 for Small-Cap Value Portfolio, to December 31, 2002.

(4) Prior to May 1, 2004, Small-Cap Value Fund invested all of its assets in Small-Cap Value Portfolio. For the period May 1, 2004 to December 31, 2004, brokerage commissions paid by the Fund were $6,618. For the same period, the amount of transactions directed to firms providing research was $129,709 and the commissions paid on transactions directed to firms providing research was $175.

                              FINANCIAL STATEMENTS

The audited financial statements of, and the independent registered public accounting firm's report for, the Funds and certain Portfolios, appear in the Funds' most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI. The audited financial statements and independent auditors' report for Capital Growth Portfolio and Investment Grade Income Portfolio appear in the Portfolios' most recent annual report and are incorporated by reference into this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information for the Funds and the Portfolios listed below for the fiscal year ended December 31, 2004, as previously filed electronically with the SEC:

                            Eaton Vance Balanced Fund
                            Capital Growth Portfolio
                        Investment Grade Income Portfolio
                         Eaton Vance Large-Cap Core Fund
                            Large-Cap Core Portfolio
                        Eaton Vance Large-Cap Value Fund
                            Large-Cap Value Portfolio
                        Eaton Vance Small-Cap Growth Fund
                           Small-Cap Growth Portfolio
                        Eaton Vance Small-Cap Value Fund
                        Eaton Vance Special Equities Fund
                           Special Equities Portfolio
                           Eaton Vance Utilities Fund
                               Utilities Portfolio
                      (Accession No. 0001047469-05-006019)

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended December 31, 2004, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by each Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                           Repurchase
                                                                                              Service      Transaction
                          Total       Sales         Sales          CDSC                         Fees          Fees
                          Sales     Charges to    Charges to      Paid to       Total         Paid to        Paid to
                         Charges    Investment    Principal      Principal     Services      Investment    Principal
Fund                      Paid       Dealers      Underwriter   Underwriter    Fees Paid      Dealers      Underwriter
----                     -------    ----------    -----------   -----------    ---------     ----------    -----------
 Balanced               $187,528     $159,288      $28,240            0        $366,944       $191,850      $2,865.00
 Large-Cap Core          105,722       90,180       15,542            0          28,882          9,371         562.50
 Large-Cap Value         999,775      863,397      136,378        1,000       1,364,343        502,148              0
 Small-Cap Growth         31,781       27,737        4,044            0          24,260         17,497       1,040.00
 Small-Cap Value          53,075       45,912        7,163            0          14,196          7,092         287.50
 Special Equities          8,882        7,502        1,380            0         106,392         58,791              0
 Utilities             1,140,876      978,053      162,823           48       1,030,771        798,849       9,350.00

For the fiscal years ended December 31, 2003 and December 31, 2002, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to investment dealers.

                     December 31, 2003    December 31, 2003    December 31, 2002     December 31, 2002
                        Total Sales       Sales Charges to        Total Sales        Sales Charges to
Fund                   Charges Paid     Principal Underwriter    Charges Paid      Principal Underwriter
----                 -----------------  ---------------------    ------------      ---------------------
Balanced                  $148,148             $21,666             $128,059               $15,864
Large-Cap Core              63,189               8,687                6,481*                  802*
Large-Cap Value            839,749             108,343              844,418               118,176
Small-Cap Growth            44,006               6,475              153,904                19,174
Small-Cap Value             25,604               3,595                1,256*                  208*
Special Equities            11,356               1,491               39,187                 5,479
Utilities                  751,841              94,448              224,704                31,598

  * For the period from the start of business, September 9, 2002 for Large-Cap Core Fund and June 28, 2002 for Small-Cap Value Fund, to December 31, 2002.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods for Utilities Fund reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Balanced Fund                                                                    Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year    Five Years    Ten Years
----------------------------                                                       --------    ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                     11.57%        2.53%        8.85%
Before Taxes and Including Maximum Sales Charge                                      5.13%        1.33%        8.22%
After Taxes on Distributions and Excluding Maximum Sales Charge                     11.31%        1.19%        6.40%
After Taxes on Distributions and Including Maximum Sales Charge                      4.88%        0.01%        5.78%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       7.75%        1.61%        6.49%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge       3.55%        0.59%        5.92%


Large-Cap Core Fund                                                             Length of Period Ended December 31, 2004
Average Annual Total Return:                                                            One Year      Life of Fund*
----------------------------                                                            --------      -------------
Before Taxes and Excluding Maximum Sales Charge                                          10.37%         14.51%
Before Taxes and Including Maximum Sales Charge                                           3.99%         11.61%
After Taxes on Distributions and Excluding Maximum Sales Charge                          10.28%         14.47%
After Taxes on Distributions and Including Maximum Sales Charge                           3.91%         11.57%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge            6.86%         12.49%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge            2.71%          9.97%
  The Fund commenced operations of Class A shares on September 9, 2002.

Large-Cap Value Fund                                                             Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year     Five Years    Ten Years
----------------------------                                                       --------     ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                     15.68%        7.00%        13.95%
Before Taxes and Including Maximum Sales Charge                                      9.03%        5.74%        13.28%
After Taxes on Distributions and Excluding Maximum Sales Charge                     15.48%        6.10%        11.42%
After Taxes on Distributions and Including Maximum Sales Charge                      8.85%        4.84%        10.77%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      10.42%        5.60%        10.95%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge       6.09%        4.50%        10.33%

Small-Cap Growth Fund                                                             Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year     Five Year   Life of Fund*
----------------------------                                                       --------     ---------   -------------
Before Taxes and Excluding Maximum Sales Charge                                      3.36%       -7.06%        8.99%
Before Taxes and Including Maximum Sales Charge                                     -2.55%       -8.16%        8.19%
After Taxes on Distributions and Excluding Maximum Sales Charge                      3.36%       -8.38%        6.92%
After Taxes on Distributions and Including Maximum Sales Charge                     -2.55%       -9.46%        6.13%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       2.18%       -6.29%        6.91%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      -1.66%       -7.16%        6.20%
     The Fund commenced operations on January 2, 1997.

Small-Cap Value Fund                                                          Length of Period Ended December 31, 2004
Average Annual Total Return:                                                            One Year    Life of Fund*
----------------------------                                                            --------    -------------
Before Taxes and Excluding Maximum Sales Charge                                          18.33%         15.18%
Before Taxes and Including Maximum Sales Charge                                          11.48%         12.50%
After Taxes on Distributions and Excluding Maximum Sales Charge                          18.30%         15.17%
After Taxes on Distributions and Including Maximum Sales Charge                          11.46%         12.49%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           11.94%         13.09%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge            7.48%         10.75%
     The Fund commenced operations of Class A shares on June 28, 2002.

Special Equities Fund                                                           Length of Period Ended December 31, 2004
Average Annual Total Return:                                                      One Year     Five Years    Ten Years
----------------------------                                                      --------     ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                     3.72%        -8.80%        6.12%
Before Taxes and Including Maximum Sales Charge                                    -2.27%        -9.87%        5.49%
After Taxes on Distributions and Excluding Maximum Sales Charge                     3.72%        -9.82%        3.61%
After Taxes on Distributions and Including Maximum Sales Charge                    -2.27%       -10.88%        2.99%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      2.42%        -7.39%        4.42%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     -1.47%        -8.24%        3.86%

Utilities Fund                                                                   Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year     Five Years    Ten Years
----------------------------                                                       --------     ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                     25.11%        3.54%        12.64%
Before Taxes and Including Maximum Sales Charge                                     17.92%        2.32%        11.97%
After Taxes on Distributions and Excluding Maximum Sales Charge                     24.60%        1.82%         9.86%
After Taxes on Distributions and Including Maximum Sales Charge                     17.44%        0.63%         9.20%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      16.86%        2.23%         9.64%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      12.15%        1.20%         9.02%

Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Large-Cap Core Fund       Patterson & Co. FBO EV Master Trust for Retirement Plans -
                          Eaton Vance Management Profit Sharing Plan                    Charlotte, NC           12.5%
                          Patterson & Co. FBO EV Master Trust for Retirement Plans -
                          Eaton Vance Management Savings Plan                           Charlotte, NC           11.2%
                          Eaton Vance Management                                        Boston, MA               8.0%
                          Patterson & Co. FBO Eaton Vance Management PS/MP
                          Self Directed U/A dtd 10/01/1999                              Charlotte, NC            7.7%
                          Charles Schwab & Co., Inc.                                    San Francisco, CA        5.3%
Large-Cap Value Fund      Merrill Lynch, Pierce, Fenner & Smith, Inc.                   Jacksonville, FL         7.2%
                          US Bank Ttee - Private Asset OA Platform                      Milwaukee, WI            6.8%
Small-Cap Growth Fund     Merrill Lynch, Pierce, Fenner & Smith, Inc.                   Jacksonville, FL         7.1%
                          NFSC FBO Premiere Select Retirement Plan - NFSC/FMTC Ttee     Cleveland, OH            5.7%
Special Equities Fund     Merrill Lynch, Pierce, Fenner & Smith, Inc.                   Jacksonville, FL         5.1%
Utilities Fund            Merrill Lynch, Pierce, Fenner & Smith, Inc.                   Jacksonville, FL         7.2%


The Eaton Vance Management Master Trust for Retirement Plans is the retirement and profit sharing plans sponsored by Eaton Vance and certain of its affiliated entities.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended December 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                   Commissions
                     Paid by                                         Uncovered                     Service       Repurchase
                    Principal        Distribution      CDSC         Distribution                     Fees       Transaction
                  Underwriter to     Fee Paid to      Paid to       Charges (as a                  Paid to      Fees Paid to
                   Investment         Principal       Principal      % of Class        Service    Investment     Principal
Fund                 Dealers         Underwriter     Underwriter     Net Assets)        Fees       Dealers      Underwriter
----              --------------     ------------    -----------     -----------       -------    ----------    ------------
Balanced              $76,288           $301,604       $101,000      $747,000 (1.9%)   $100,545     $89,439     $3,075.00
Large-Cap Core         77,705             60,258         20,000       126,000 (1.2%)     20,086      15,389        342.50
Large-Cap Value       524,039          1,050,114        324,000     3,763,000 (2.4%)    350,041     292,303      8,180.00
Small-Cap Growth       12,982             17,446          3,000        84,000 (3.4%)      5,816       4,315        130.00
Small-Cap Value        20,033             17,377          6,000        62,000 (1.8%)      5,793       4,116        127.50
Special Equities        8,431             29,145         23,000       277,000 (8.1%)      9,715       8,939        310.00
Utilities             466,643            461,177        189,000     1,405,000 (1.9%)    153,725     109,273      2,925.00

Performance Information. The tables below indicate the cumulative and average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to January 1, 1998 for all Funds except Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund reflects the total return of a predecessor to Class B. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class A, adjusted to reflect the Class B CDSC. Total return of Small-Cap Growth Fund prior to May 7, 2003 reflects the total return of Class A (adjusted for the Class B CDSC). The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class B total return would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods for Utilities Fund reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Balanced Fund                                                                    Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year     Five Years     Ten Years
----------------------------                                                       --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                     10.63%        1.72%         7.92%
Before Taxes and Including Maximum Sales Charge                                      5.63%        1.37%         7.92%
After Taxes on Distributions and Excluding Maximum Sales Charge                     10.55%        1.01%         6.57%
After Taxes on Distributions and Including Maximum Sales Charge                      5.55%        0.65%         6.57%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       6.98%        1.20%         6.30%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge       3.73%        0.89%         6.30%
     Predecessor Fund commenced operations on November 2, 1993.

Large-Cap Core Fund                                                               Length of Period Ended December 31, 2004
Average Annual Total Return:                                                           One Year       Life of Fund*
----------------------------                                                           --------       -------------
Before Taxes and Excluding Maximum Sales Charge                                          9.58%            13.63%
Before Taxes and Including Maximum Sales Charge                                          4.58%            12.16%
After Taxes on Distributions and Excluding Maximum Sales Charge                          9.49%            13.59%
After Taxes on Distributions and Including Maximum Sales Charge                          4.49%            12.12%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           6.35%            11.73%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge           3.10%            10.44%
     The Fund commenced operations of Class B shares on September 9, 2002.

Large-Cap Value Fund                                                              Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year     Five Years     Ten Years
----------------------------                                                       --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                     14.80%         6.19%        12.83%
Before Taxes and Including Maximum Sales Charge                                      9.80%         5.87%        12.83%
After Taxes on Distributions and Excluding Maximum Sales Charge                     14.73%         5.60%        11.49%
After Taxes on Distributions and Including Maximum Sales Charge                      9.73%         5.27%        11.49%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       9.70%         5.07%        10.78%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge       6.45%         4.79%        10.78%
     Predecessor Fund commenced operations on August 17, 1994.

Small-Cap Growth Fund                                                              Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year     Five Years*    Life of Fund*
----------------------------                                                       --------     -----------    -------------
Before Taxes and Excluding Maximum Sales Charge                                      2.58%        -7.63%          8.58%
Before Taxes and Including Maximum Sales Charge                                     -2.42%        -7.92%          8.58%
After Taxes on Distributions and Excluding Maximum Sales Charge                      2.58%        -8.39%          7.39%
After Taxes on Distributions and Including Maximum Sales Charge                     -2.42%        -8.70%          7.39%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       1.68%        -6.15%          7.53%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      -1.57%        -6.39%          7.53%
     The Fund commenced operations of Class B Shares on May 7, 2002.
     Class A commenced operations on January 1, 1997.

Small-Cap Value Fund                                                              Length of Period Ended December 31, 2004
Average Annual Total Return:                                                            One Year        Life of Fund*
----------------------------                                                            --------        -------------
Before Taxes and Excluding Maximum Sales Charge                                          17.37%            15.93%
Before Taxes and Including Maximum Sales Charge                                          12.37%            14.63%
After Taxes on Distributions and Excluding Maximum Sales Charge                          17.35%            15.92%
After Taxes on Distributions and Including Maximum Sales Charge                          12.35%            14.62%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           11.31%            13.74%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge            8.06%            12.61%
     The Fund commenced operations of Class B shares on July 8, 2002.

Special Equities Fund                                                           Length of Period Ended December 31, 2004
Average Annual Total Return:                                                      One Year     Five Years     Ten Years
----------------------------                                                      --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                     2.86%        -9.50%         4.76%
Before Taxes and Including Maximum Sales Charge                                    -2.14%        -9.83%         4.76%
After Taxes on Distributions and Excluding Maximum Sales Charge                     2.86%        -9.97%         3.81%
After Taxes on Distributions and Including Maximum Sales Charge                    -2.14%       -10.30%         3.81%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      1.86%        -7.86%         3.86%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     -1.39%        -8.12%         3.86%
     Predecessor Fund commenced operations on August 22, 1994.

Utilities Fund                                                                   Length of Period Ended December 31, 2004
Average Annual Total Return:                                                      One Year     Five Years    Ten Years
----------------------------                                                      --------     ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                     24.15%        2.74%       11.73%
Before Taxes and Including Maximum Sales Charge                                     19.15%        2.42%       11.73%
After Taxes on Distributions and Excluding Maximum Sales Charge                     23.79%        1.42%        9.60%
After Taxes on Distributions and Including Maximum Sales Charge                     18.79%        1.09%        9.60%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      16.07%        1.76%        9.26%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      12.82%        1.48%        9.26%
     Predecessor Fund commenced operations on November 1, 1993.

Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Balanced Fund             Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL       6.1%
Large-Cap Core Fund       Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL       7.5%
Large-Cap Value Fund      Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL      11.9%
                          Citigroup Global Markets, Inc.                   New York, NY           5.6%
                          Morgan Stanley                                   Jersey City, NJ        5.2%
Small-Cap Growth Fund     Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL       9.5%
Special Equities          Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL      18.8%
                          First Clearing LLC - Ruth G. Battel              Mahwah, NJ             9.9%
                          Citigroup Global Markets, Inc.                   New York, NY           7.5%
Utilities Fund            Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL      21.0%
                          Citigroup Global Markets, Inc.                   New York, NY           5.7%
                          Morgan Stanley                                   Jersey City, NJ        5.1%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended December 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                   Commissions
                     Paid by                                         Uncovered                     Service       Repurchase
                    Principal        Distribution      CDSC         Distribution                     Fees       Transaction
                  Underwriter to     Fee Paid to      Paid to       Charges (as a                  Paid to      Fees Paid to
                   Investment         Principal       Principal      % of Class        Service    Investment     Principal
Fund                 Dealers         Underwriter     Underwriter     Net Assets)        Fees       Dealers      Underwriter
----              --------------     ------------    -----------     -----------       -------    ----------    ------------
Balanced              $9,236            $86,151         $3,000    $1,627,000 (12.3%)    $28,717     $29,094       $647.50
Large-Cap Core        11,270             38,491          2,000       184,000 (3.0%)      12,830      10,950        262.50
Large-Cap Value      174,642            753,215         17,000    10,056,000 (8.4%)     251,072     210,699      4,292,50
Small-Cap Growth      15,332             17,643          1,000       126,000 (5.4%)       5,881       5,111             0
Small-Cap Value       21,602             21,897          1,000       149,000 (3.7%)       7,299       7,202         90.00
Special Equities      22,074             24,645          3,000     1,120,000 (40.6%)      8,215       7,358        512.50
Utilities            356,587            332,818         13,000     4,416,000 (6.8%)     110,939     118,923      2,015.00

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to January 1, 1998 for all Funds except Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund reflects the total return of a predecessor to Class C. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class A, adjusted to reflect the Class C CDSC. Total return of Small-Cap Growth Fund prior to May 3, 2003 reflects the total return of Class A (adjusted for the Class C CDSC). The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. Fund performance during certain periods for Utilities Fund reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Balanced Fund                                                                  Length of Period Ended December 31, 2004
Average Annual Total Return:                                                     One Year    Five Years    Ten Years
----------------------------                                                     --------    ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                   10.66%        1.73%        7.62%
Before Taxes and Including Maximum Sales Charge                                    9.66%        1.73%        7.62%
After Taxes on Distributions and Excluding Maximum Sales Charge                   10.58%        1.00%        6.28%
After Taxes on Distributions and Including Maximum Sales Charge                    9.58%        1.00%        6.28%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge     7.00%        1.19%        6.06%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge     6.35%        1.19%        6.06%
     Predecessor Fund commenced operations on November 2, 1993.

Large-Cap Core Fund                                                              Length of Period Ended December 31, 2004
Average Annual Total Return:                                                           One Year        Life of Fund*
----------------------------                                                           --------        -------------
Before Taxes and Excluding Maximum Sales Charge                                          9.49%            13.63%
Before Taxes and Including Maximum Sales Charge                                          8.49%            13.63%
After Taxes on Distributions and Excluding Maximum Sales Charge                          9.40%            13.59%
After Taxes on Distributions and Including Maximum Sales Charge                          8.40%            13.59%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           6.29%            11.73%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge           5.64%            11.73%
     The Fund commenced operations of Class C shares on September 9, 2002.

Large-Cap Value Fund                                                             Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year     Five Years    Ten Years
----------------------------                                                       --------     ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                     14.81%        6.18%        12.50%
Before Taxes and Including Maximum Sales Charge                                     13.81%        6.18%        12.50%
After Taxes on Distributions and Excluding Maximum Sales Charge                     14.73%        5.46%        10.54%
After Taxes on Distributions and Including Maximum Sales Charge                     13.73%        5.46%        10.54%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       9.73%        5.01%        10.06%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge       9.08%        5.01%        10.06%
     Predecessor Fund commenced operations on November 4, 1994.

Small-Cap Growth Fund                                                             Length of Period Ended December 31, 2004
Average Annual Total Return:                                                      One Year     Five Years*   Life of Fund*
----------------------------                                                      --------     -----------   -------------
Before Taxes and Excluding Maximum Sales Charge                                     2.65%         -7.49%        8.68%
Before Taxes and Including Maximum Sales Charge                                     1.65%         -7.49%        8.68%
After Taxes on Distributions and Excluding Maximum Sales Charge                     2.65%         -8.26%        7.49%
After Taxes on Distributions and Including Maximum Sales Charge                     1.65%         -8.26%        7.49%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      1.72%         -6.04%        7.61%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      1.07%         -6.04%        7.61%
     The Fund commenced operations of Class C shares on May 3, 2002.
     Class A commenced operations on January 2, 1997.

Small-Cap Value Fund                                                             Length of Period Ended December 31, 2004
Average Annual Total Return:                                                           One Year        Life of Fund*
----------------------------                                                           --------        -------------
Before Taxes and Excluding Maximum Sales Charge                                          17.41%           15.76%
Before Taxes and Including Maximum Sales Charge                                          16.41%           15.76%
After Taxes on Distributions and Excluding Maximum Sales Charge                          17.39%           15.75%
After Taxes on Distributions and Including Maximum Sales Charge                          16.39%           15.75%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           11.34%           13.60%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge           10.69%           13.60%
     The Fund commenced operations of Class C shares on July 2, 2002.

Special Equities Fund                                                            Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year     Five Years    Ten Years
----------------------------                                                       --------     ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                     2.88%         -9.45%        4.66%
Before Taxes and Including Maximum Sales Charge                                     1.88%         -9.45%        4.66%
After Taxes on Distributions and Excluding Maximum Sales Charge                     2.88%        -10.11%        2.76%
After Taxes on Distributions and Including Maximum Sales Charge                     1.88%        -10.11%        2.76%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      1.87%         -7.85%        3.35%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      1.22%         -7.85%        3.35%
     Predecessor Fund commenced operations on November 17, 1994.

Utilities Fund                                                                   Length of Period Ended December 31, 2004
Average Annual Total Return:                                                       One Year     Five Years     Ten Years
----------------------------                                                       --------     ----------     ---------
Before Taxes and Excluding Maximum Sales Charge                                     24.13%        2.73%         11.44%
Before Taxes and Including Maximum Sales Charge                                     23.13%        2.73%         11.44%
After Taxes on Distributions and Excluding Maximum Sales Charge                     23.78%        1.49%          9.60%
After Taxes on Distributions and Including Maximum Sales Charge                     22.78%        1.49%          9.60%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge      16.06%        1.79%          9.18%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge      15.41%        1.79%          9.18%
     Predecessor Fund commenced operations on November 1, 1993.

Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Balanced Fund              Citigroup Global Markets, Inc.                    New York, NY               13.1%
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL            8.1%
Large-Cap Core Fund        Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL           10.0%
Large-Cap Value Fund       Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL           31.2%
                           Citigroup Global Markets, Inc.                    New York, NY                7.0%
Small-Cap Growth Fund      Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL           14.0%
                           First Clearing, LLC, Wells Fargo Bank NA T/F,
                             Faegre & Benson Retirement Trust                Minneapolis, MN            10.2%
Small-Cap Value Fund       Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL            9.3%
Special Equities Fund      Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL           26.1%
Utilities Fund             Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL           46.6%
                           Citigroup Global Markets, Inc.                    New York, NY               10.1%
                           Morgan Stanley                                    Jersey City, NJ             6.2%


Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX D

                      Class R Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the period from the commencement of operations of Large-Cap Value Fund Class R shares, February 18, 2004, through December 31, 2004, the following table shows (1) distribution fees paid to the principal underwriter under the Distribution Plan, (2) total service fees paid, (3) service fees paid to investment dealers, and (4) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter. Utilities Fund Class R shares had not yet commenced operations as of December 31, 2004.

                                                Repurchase
Distribution                    Service         Transaction
Fee Paid to       Total       Fees Paid to      Fees Paid to
 Principal       Service       Investment        Principal
Underwriter     Fees Paid       Dealers         Underwriter
------------    ---------     ------------      ------------
   $877           $877            $0               $42.50


Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Total return prior to the date this Class of each Fund was first offered reflects the total return of each Fund's Class A shares. The total return shown below has not been adjusted to reflect certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class R total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.


Large-Cap Value Fund                                                                Length of Period Ended December 31, 2004
Average Annual Total Return:                                                         One Year      Five Years     Ten Years
----------------------------                                                         --------      ---------      ---------
Before Taxes and Excluding Maximum Sales Charge                                       15.46%         6.96%          13.93%
Before Taxes and Including Maximum Sales Charge                                       15.46%         9.96%          13.93%
After Taxes on Distributions and Excluding Maximum Sales Charge                       15.35%         6.09%          11.67%
After Taxes on Distributions and Including Maximum Sales Charge                       15.35%         6.09%          11.67%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge        10.20%         5.60%          11.20%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge        10.20%         5.60%          11.20%

Control Persons and Principal Holders of Securities. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Large-Cap Value Fund     Patterson & Co., Greenville Medical Center 401K Plan      Charlotte, NC      34.8%
                         Union Bank of CA NA Trust Nominee, FBO Parkway Bancorp.
                           401K Plan                                               San Diego, CA      17.7%
                         David Ten Broeck TTEE                                     Simsbury, CT       14.5%
                         Merrill Lynch, Pierce, Fenner & Smith, Inc.               Jacksonville, FL   12.8%
                         MCB Trust Services Cust. FBO Edwards Business Systems     Denver, CO         11.2%


Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX E

                     Class I Fees, Performance & Ownership


As of the date of this SAI, this Class of Large-Cap Value and Utilities Funds did not have sufficient operations to provide fee or performance information.

Control Persons and Principal Holders of Securities. As at April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following record owners held the amounts of Class I shares indicated below, which were held either (i) individually or (ii) on behalf of their customers who are the beneficial owners of such shares and as to which they have voting power under certain limited circumstances:

Large-Cap Value Fund       David McKean & Robert W. McKean Ttees,
                             Robert W. McKean Children's Trust 1997                 South Hamilton, MA     94.8%
                           Robert W. McKean Cust., Robert W. McKean Jr. UTMA/MA     South Hamilton, MA      5.2%


Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX F

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The

Committee will instruct the Adviser on the appropriate course of action. If the Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.  Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX G


                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.   Approval of Independent Auditors

The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

C.   Executive Compensation

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

* The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
* The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

* The Advisers will typically vote against plans that have any of the following structural features :

     *    Ability to re-price underwater options without shareholder approval.
     * The unrestricted ability to issue options with an exercise price below the stock's current market price.
     *    Automatic share replenishment ("evergreen") feature.

* The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

     * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     *    Using restricted stock grants instead of options.
     * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

* The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D.   Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

* Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
* The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
* The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
* The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
* The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
* The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
* The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E.   State of Incorporation/Offshore Presence

Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

F.   Environmental/Social Policy Issues

The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G.   Circumstances Under Which The Advisers Will Abstain From Voting

The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                                      APPENDIX H

                              FOX ASSET MANAGEMENT
                               PROXY VOTING POLICY
                                   (Standard)

Introduction

Fox Asset Management ("Fox") has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Fox's authority to vote the proxies of its clients is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting. On behalf of its valued clients, Fox:

    (1)   applies a proxy voting policy consistently;
    (2)   documents the reasons for voting; and
    (3) maintains records of voting activities for clients and regulating authorities.

Recordkeeping

Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of Fox's proxy voting policies and procedures;
     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and Fox's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.

Approval of Independent Auditors

Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

Voting Policy

Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing. Industry standards of care, skill, prudence and diligence are brought to bear on every investment action. This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company's board of directors and senior management to improve shareholder value. However, the confidence in management shown by Fox's purchase of the stock does not transfer to automatic voting procedures whereby Fox "rubber stamps" its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present. At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders. Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

For Fox's clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective. However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company's chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review and the account for which Fox is voting. In other words, proxy voting guidelines are just that - guidelines. When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

Specific Policies-Management Proposals

I. When voting on common, management-sponsored initiatives, Fox generally, although not always, votes in support of management.

     A.   Uncontested election of directors

            * Fox will assess the attendance record of board members, and potentially withhold support based on a poor attendance. Poor attendance can be defined as failing to attend 75% of the scheduled board meetings.
            * In re-electing incumbent directors, the long-term performance of the company relative to its peers--Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company's performance.
            * Existence of any prior SEC violations and/or other criminal offenses--Fox will not vote in favor of a director nominee who, to Fox's actual knowledge, is the subject of SEC or other criminal enforcement actions.

     B. Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.
     C.   Directors'    liability    and    indemnification.    Liability    and
          indemnification proposals will be supported if the provisions conform with state law.
     D.   General updating or passing corrective amendments to charter.
     E.   Elimination of preemptive rights.
     F.   Approval of a stock split.

II. When voting items, which have a potential positive financial or best interest impact, Fox generally, although not always, votes in support of management.

     A. Capitalization changes which eliminate other classes of stock and differential voting rights.
     B. Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization.
     C. Stock purchase plans that conform with Section 423 of the Internal Revenue Code. However, plans with voting power dilution of greater than 10% will not be supported.
     D.   Other stock-based plans which are appropriately structured.
     E.   Reductions in supermajority vote requirements.
     F.   Adoption of anti-greenmail provisions.
     G. Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price (cost v. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
     H. Mutual Funds: Approve or amend investment advisory agreement if the fee is comparable to similar funds.
     I. Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

III. When voting items which have a potential negative financial or best interest impact, Fox generally, although not always, votes to oppose management.

     A.   Elimination of cumulative voting.
     B. Capitalization changes which add classes of stock which are "blank check" in nature or that dilute the voting interests of existing shareholders.
     C. Increases in capitalization authorization greater than 100% where management does not offer an appropriate rationale for the increase or that appear to be contrary to the best interests of existing shareholders.
     D. Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.
     E. Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.
     F.   Classified boards of directors.
     G. Reincorporation into a state which has more stringent anti-takeover and related provisions.
     H.   Shareholder   rights   plans   which  allow   appropriate   offers  to
          shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.
     I.   Excessive compensation or non-salary compensation-related proposals.
     J.   Excessive   change-in-control   provisions   embedded  in   non-salary
          compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
     K.   Approve or amend director age restrictions.
     L.   Adjournment of meeting in order to solicit additional votes.
     M. "Other business as properly comes before the meeting" proposals which give a "blank check" to those acting as proxy.

Specific Policies-Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders

All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

I. When voting shareholder proposals, Fox in general supports the following items:

     A.   Auditors should attend the annual meeting of shareholders.
     B.   Election of the board on an annual basis (declassify the board).
     C.   Establishing   independent   audit,   nominating,    or   compensation
          committees.
     D.   Bylaw or charter amendments to be made only with shareholder approval.
     E. Submit shareholder rights plan (poison pill) to vote, or redeem the plan.
     F.   Confidential voting.
     G. Expanded reporting of financial or compensation information, within reason.
     H.   Undo various anti-takeover related provisions.
     I.   Reduction or elimination of supermajority vote requirements.
     J.   Anti-greenmail provisions.
     K.   Opting-out of state business combination provisions.
     L.   Requiring a majority of independent directors on the board.
     M.   Elimination of outside directors' retirement benefits.

II. When voting shareholder proposals, Fox in general opposes the following items:

     A.   Limiting tenure of directors.
     B.   Requiring directors to own stock before being eligible to be elected.

     C. Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.
     D. Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive .
     E.   Proposals  which  require  inappropriate   endorsements  or  corporate
          actions.
     F.   Establishing a mandatory retirement age for directors.
     G.   Adoption of labor standards for foreign and domestic suppliers.

III. When voting shareholder proposals, Fox in general abstains on the following items:

     A.   Energy and the environment.
     B.   Northern Ireland.
     C.   Military business.
     D.   Maquiladora Standards and International Operations Policies.
     E.   Proposals regarding equal employment opportunities and discrimination.
     F. Requests that companies end their production of legal, but socially questionable, products.
     G.   Human resources issues.
     H.   Equality principles on sexual orientation.

Corporate Governance

Corporate governance issues may include, but are not limited to, the following:

     A. Corporate Defenses. Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

     B. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

Identification and Resolution of Conflicts with Clients

As fiduciaries of their clients, FAM puts the interests of its clients ahead of its own. In order to ensure that relevant personnel at FAM are able to identify potential conflicts of interest, FAM will take the following steps:

     - Quarterly, the FAM Compliance department will seek information from the heads of each department of FAM. Each department head (operations, wrap, marketing and trading) will be asked to provide a list of significant business relationships or prospective significant business relationships of FAM. An example would be a brokerage firm or corporate client that represents a large source of assets for FAM.
     -    The  CCO  will  compile  a  list  of  the  companies  identified  (the
          "Conflicted Companies") and provide that list to the Proxy Administrator.
     - The Proxy Administrator will then compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the FAM CCO and the Chief Investment Officer.

The CCO and the CIO will then determine if a conflict of interest exists between FAM and the client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     - If the Proxy Administrator expects to vote the proxy (in consultation with the appropriate Investment Committee member) of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies), he or she will 1) inform the CCO and the CIO of that fact and, 2) vote the proxies and 3) record the existence of the conflict and the resolution of the matter.
     - If the Proxy Administrator intends to vote (in consultation with the appropriate Investment Committee member) in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material on the client(s) involved, FAM will seek instruction on how the proxy should be voted from:
            *  The client, in the case of an individual or corporate client;
            * In the case of a Fund its board of directors, or any committee identified by the board; or
            * The advisor, in situations where FAM acts as a sub-advisor to such advisor.

Fox Asset Management will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or the advisor, as the case may be, fails to instruct FAM on how to vote the proxy, FAM will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of FAM to vote its clients proxies would have a material adverse economic impact on FAM's clients' securities holdings in the Conflicted Company, FAM may vote such proxies to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

  LOGO


                                             STATEMENT OF
                                             ADDITIONAL INFORMATION
                                             May 2, 2005





                          EATON VANCE EMERGING MARKETS
                                      FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the the Fund and the Portfolio. The Fund and Portfolio are diversified, open-end management investment companies. The Fund is a series of Eaton Vance Special Investment Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This contains additional information about:

                                      Page                                 Page
Strategies and Risks                    2     Purchasing and Redeeming
Investment Restrictions                 6      Shares                       19
Management and Organization             7     Sales Charges                 20
Investment Advisory and Administrative       Performance                    23
 Administrative Services               14    Taxes                          24
Other Service Providers                18    Portfolio Securities
Calculation of Net Asset Value         18     Transactions                  27
                                             Financial Statements           29

    Appendix A:  Class A Fees, Performance and Ownership                 30
    Appendix B:  Class B Fees, Performance and Ownership                 32
    Appendix C:  EATON VANCE FUNDS PROXY VOTING POLICIES AND PROCEDURES  34
    Appendix D:  Lloyd George Proxy Voting Policies                      36


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's relevant prospectus dated May 2, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

EQUITY SECURITIES. Equity securities, for purposes of the 80% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; depositary receipts; convertible preferred stocks; and other convertible instruments. The convertible instruments in which the Portfolio will invest will generally not be rated, but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's Investors Service. Inc. and lower than BBB by Standard & Poor Ratings Group). Convertible debt securities that are not investment grade are commonly called "junk bonds" and have risks similar to equity securities; they have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such lower rated debt securities will not exceed 20% of total assets.

When consistent with its investment objective, the Portfolio may also invest in equity securities of companies not in emerging market countries, as well as warrants, options on equity securities and indices, options on currency, futures contracts, options on futures contracts, forward foreign currency exchange contracts, currency swaps and other non-equity investments.

SECURITIES TRADING MARKETS. A high proportion of the shares of many issuers in the Emerging Market Countries (the "Region") may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the Region may also affect the ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Region stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries is comparatively underdeveloped. Stockbrokers and other intermediaries in the Region may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many Region countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in the Region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. The securities markets in the Region are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. Governmental actions can have a significant effect on the economic conditions in the Region, which could adversely affect the value and liquidity of investments. Although some governments in the Region have recently begun to institute economic reform policies, there can be no assurances that such policies will continue or succeed.

The investment adviser will take into account the effects on returns of local taxation. Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of its income, gains or initial capital from these countries can occur.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States. In some countries, delayed settlements are customary, which increase the risk of loss.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto must be considered to be investment grade by the investment adviser at the time the swap is entered into. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance will be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. A covered option may not be written on any security if after such transaction more than 15% of net assets, as measured by the aggregate value of the securities underlying all written covered calls and puts would be subject to such options. Options will not be purchased if after such transaction more than 5% of net assets, as measured by the aggregate of all premiums paid for all such options held would be so invested.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss.

Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

ASSET COVERAGE. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

UNLISTED SECURITIES. The Portfolio may invest in securities of companies that are neither listed on a stock exchange nor traded over the counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities will generally be deemed to be illiquid. Because of the absence of any public trading market for these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. In addition, any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.

OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory and management fees paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

LENDING PORTFOLIO SECURITIES. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the investment adviser. Distributions of any income realized from securities loans will be taxable as ordinary income.

TEMPORARY INVESTMENTS. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. During the fiscal year ended December 31, 2004, the portfolio turnover rate of the Portfolio was 43%.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;

     (2) Purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

     (3)  Underwrite securities of other issuers;

     (4) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contracts for the purchase or sale of physical commodities;

     (5)  Make  loans  to any  person  except  by (a)  the  acquisition  of debt
          securities  and  making  portfolio  investments,   (b)  entering  into
          repurchase agreements and (c) lending portfolio securities;

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

     (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

For purposes of determining industry classifications, the investment adviser considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry, unless the investment adviser is aware of circumstances that make the third party's classification inappropriate. In such a case, the investment adviser will assign an industry classification to the issuer.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

The following nonfundamental investment policies have been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. The business address for Messrs. Lloyd George, Chen and Kerr is 3808 One Exchange Square, Central, Hong Kong. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund.

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee and Vice       Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                 President              Trust since 1989;     Chief Executive Officer of
                                                Trustee and Vice      BMR, Eaton Vance, EVC and
                                                President of the      EV; Director of EV; Vice
                                                Portfolio since       President and Director of
                                                1994                  EVD. Trustee and/or officer
                                                                      of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

HON. ROBERT LLOYD GEORGE  Trustee and           Since 1994            Chief Executive Officer of LGM     5        Chairman of LGM
8/13/52                   President of the                            and Lloyd George. Mr. Lloyd
                          Portfolio                                   George is an interested person
                                                                      because of his positions with
                                                                      LGM and Lloyd George, which are
                                                                      affiliates of the Portfolio.

NONINTERESTED TRUSTEES

 EDWARD K.Y. CHEN        Trustee of the         Since 1994            President of Lingnan               5        Director of First
 1/14/45                 Portfolio                                    University in Hong Kong.                    Pacific Company,
                                                                                                                  Asia Satellite
                                                                                                                  Telecommunications
                                                                                                                  Holdings Ltd. and
                                                                                                                  Wharf Holdings
                                                                                                                  Limited (property
                                                                                                                  management and
                                                                                                                  communications)

                                        7

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1989;     Investment Banking Emeritus,                Tiffany & Co.
                                                of the Portfolio      Harvard University Graduate                 (specialty
                                                since 1994 and        School of Business                          retailer) and
                                                Chairman of the       Administration.                             Telect, Inc.
                                                Board since 2005                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1989;     Officer and a Director of
                                                of the Portfolio      Asset Management Finance
                                                since 1996            Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Trustee of the        Professor of Law, University     197        None
 9/14/57                                        Trust since 1998;     of California at Los Angeles
                                                of the Portfolio      School of Law (since July
                                                since 2003            2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust                                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

WILLIAM WALTER RALEIGH
KERR                     Vice President         Since 1994           Director, Finance Director and Chief Operating Officer of Lloyd
8/17/50                  of the Portfolio                            George. Director of LGM. Officer of 4 registered investment companies managed by Eaton Vance or BMR.

DUKE E. LAFLAMME         Vice President         Since 2001           Vice President of Eaton Vance and BMR. Officer of 11 registered
7/8/69                   of the Trust                                investment companies managed by Eaton Vance or BMR.

THOMAS H. LUSTER         Vice President         Since 2002           Vice President of Eaton Vance and BMR. Officer of 16 registered
4/8/62                   of the Trust                                investment companies managed by Eaton Vance or BMR.

GEORGE C. PIERIDES       Vice President         Since 2004           Senior Managing Director of Fox. Officer of 12 registered
12/26/57                 of the Trust                                investment companies managed by Eaton Vance or BMR.

KRISTIN S. ANAGNOST      Treasurer              Since 2002*          Assistant Vice President of Eaton Vance and BMR. Officer of 106
6/12/65                                                              registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolio since 1998.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended December 31, 2004, the Governance Committee convened six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended December 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chair), Esty, Park, Pearlman, Reamer, and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

In considering  the renewal of the  investment  advisory  agreement  between the
Portfolio and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

* An independent report comparing Portfolio advisory fees with those of comparable funds;
* An independent report comparing the Fund's expense ratio to those of comparable funds;
* Information regarding Fund investment performance in comparison to a relevant universe of funds and appropriate indices;
* The economic outlook and the general investment outlook in relevant investment markets;
* Lloyd George's results and financial condition and the overall organization of the investment adviser;
* The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;
* The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;
* The resources devoted to compliance efforts undertaken by Lloyd George on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
* The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
* The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's experience in managing equity funds investing in equity securities of companies located in emerging market countries, which include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. The Special Committee noted that the investment adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting securities in which the Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund, the expense ratio of the Fund is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio, as well as Lloyd George's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by Lloyd George as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates for providing administration services for the Fund and for all Eaton Vance Funds as a group. The Special Committee also noted voluntary fee reductions and/or expense reimbursements for the Portfolio and Fund by the investment adviser, manager or administrator. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the benefits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in the Portfolio cannot be purchased by a Trustee.

                                                               Aggregate Dollar Range of Equity
                                                              Securities Owned in All Registered
                          Dollar Range of Equity Securities    Funds Overseen by Trustee in the
    Name of Trustee               Owned in the Fund                Eaton Vance Fund Complex
    ---------------               ------------------               ------------------------
INTERESTED TRUSTEE
James B. Hawkes                     over $100,000                        over $100,000
Hon. Robert Lloyd George                None                                  None

NONINTERESTED TRUSTEES
Benjamin C. Esty**                      None                                  None
Edward K. Y. Chen                       None                                  None
Samuel L. Hayes, III                    None                             over $100,000
William H. Park                         None                             over $100,000
Ronald A. Pearlman                      None                             over $100,000
Norton H. Reamer                        None                             over $100,000
Lynn A. Stout                           None                             over $100,000*
Ralph F. Verni**                        None                                  None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.


As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD, LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC or LGM, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or LGM; (iii) EVC, EVD or LGM; (iv) a person controlling, controlled by or under common control with EVC, EVD or LGM; or (v) an officer of any of the above; or

     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC or LGM, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or LGM; (iii) EVC, EVD or LGM; (iv) a person controlling, controlled by or under common control with EVC, EVD or LGM; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio (except Mr. Chen) who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees received from certain Eaton Vance sponsored funds in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Eaton Vance sponsored fund in the shares of one or more funds in the
Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Neither the Trust nor the Portfolio has a retirement plan for Trustees. The Portfolio does not participate in the Trustees' Plan.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended December 31, 2004, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                         Jessica M.    Edward K.Y.  Samuel L.  William H.  Ronald A.  Norton H.  Lynn A.
Source of Compensation  Bibliowicz(5)     Chen        Hayes       Park     Pearlman    Reamer     Stout
----------------------  -------------  -----------  ---------  ----------  ---------  ---------  -------
      Trust(2)             $   988         N/A      $  3,907   $  3,535    $  3,592   $  3,709  $  3,779
      Portfolio                 85         5,000         277        254         268        263       276
        Total              $48,125       $25,000    $200,000   $180,000(3) $180,000   $190,000  $190,000(4)

(1) As of May 2, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.
(2)  The Trust consisted of 11 Funds as of December 31, 2004.
(3)  Includes $107,008 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.
(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

ORGANIZATION

The Fund is a series of the Trust, which was organized under Massachusetts law on March 27, 1989 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a trust under the laws of the state of New York on January 18, 1994 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

PROXY VOTING POLICY. The Boards of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix C and Appendix D, respectively. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Portfolio pays the investment adviser under the investment advisory agreement on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as follows:

Category     Average Daily Net Assets for the Month     Annual Fee Rate
--------     --------------------------------------     ---------------
   2         $500 million, but less than $1 billion          0.70%
   3         $1 billion, but less than $1.5 billion          0.65%
   4         $1.5 billion but less than $2 billion           0.60%
   5         $2 billion but less than $3 billion             0.55%
   6         $3 billion and over                             0.50%

The following table sets forth the net assets of the Portfolio and the advisory fees paid by the Portfolio during the three fiscal years ended December 31, 2004.


  Net Assets at              Advisory Fee Paid for Fiscal Years Ended
                            -----------------------------------------
December 31, 2004     December 31, 2004   December 31, 2003   December 31, 2002
-----------------     -----------------   -----------------   -----------------
   $58,543,243             $318,890          $177,779(1)         $134,146(2)

(1)  Lloyd George waived $5,558 of its investment adviser fee.
(2)  Lloyd George waived $39,036 of its investment adviser fee.

In addition, for the fiscal year ended December 31, 2002, the investment adviser assumed $13,019 of the Portfolio's operating expenses. For the fiscal year ended December 31, 2002, the investment adviser assumed $4,976 of the Fund's operating expenses.

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

While the Portfolio is a New York trust, the investment adviser, together with certain Trustees and officers of the Portfolio, are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of the investment adviser and such individuals under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which the investment adviser and such individuals reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.

INFORMATION ABOUT LLOYD GEORGE. The investment adviser is a subsidiary of LGM. LGM is ultimately controlled by the Hon. Robert Lloyd George, President of the Portfolio and Chairman and Chief Executive Officer of the investment adviser. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM. The directors of the investment adviser are the Honourable Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Pamela Chan, Adaline Mang-Yee Ko, Tonessan Amissah and Jill Virgil-Smith. The Hon. Robert Lloyd George is Chairman and Chief Executive Officer of the investment adviser and Mr. Kerr is Chief Operating Officer of the investment adviser. The business address of the first five individuals is 3808 One Exchange Square, Central, Hong Kong and of the last two is Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda.

A team of Lloyd George analysts currently monitor over 400 emerging markets stocks. These stocks are screened from a 2000 stock universe based on a variety of criteria. The Lloyd George global emerging markets team communicates weekly on stock specific and macroeconomic issues.

PORTFOLIO MANAGER. The portfolio manager of the Portfolio is Jacob Rees-Mogg. The portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following table shows, as of the Fund's most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                      Number of     Total Assets of      Number of Accounts      Total Assets of Accounts
                                     All Accounts    All Accounts*    Paying a Performance Fee   Paying a Performance Fee
                                     ------------   ---------------   ------------------------   ------------------------
Registered Investment Companies            2             $156.8                  0                        $0

Other Pooled Investment Vehicles           8             $953.6                  0                        $0

Other Accounts                             9             $706.4                  0                        $0

* In millions of dollars.

Mr. Rees-Mogg did not beneficially own any shares of the Fund as of the Fund's most recent fiscal year ended December 31, 2004. Interests in a Portfolio cannot be purchased by the portfolio manager.

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Portfolio's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

COMPENSATION STRUCTURE. Compensation of Lloyd George Management's portfolio managers and other investment professional has two primary components: (1) a base salary and (2) an annual cash bonus. Lloyd George Management's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of Lloyd George Management's investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after December 31/st/ of each year.

METHOD TO DETERMINE COMPENSATION. Lloyd George Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves as a portfolio manager. Performance is normally based on periods ending on the December 31/st/ preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on one-, three- and five-year performance. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Lloyd George Management seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries and bonuses are also influenced by the operating performance of Lloyd George Management. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Lloyd George Management's portfolio managers are comparatively fixed, cash bonuses may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.

ADMINISTRATIVE SERVICES. Under Eaton Vance's management contract with the Fund and its administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:

Category     Average Daily Net Assets for the Month     Annual Fee Rate
--------     --------------------------------------     ---------------
   1         less than $500 million                         0.25000%
   2         $500 million, but less than $1 billion         0.23333%
   3         $1 billion, but less than $1.5 billion         0.21667%
   4         $1.5 billion but less than $2 billion          0.20000%
   5         $2 billion but less than $3 billion            0.18333%
   6         $3 billion and over                            0.16667%

As of December 31, 2004, the Fund had net assets of $58,566,531. For the fiscal year ended December 31, 2004, the Fund paid management fees of $106,391 of its average daily net assets. For the fiscal year ended December 31, 2003, the Fund paid management fees of $58,002 of its average daily net assets. For the fiscal year ended December 31, 2002, the management fee amounted to $33,561 of average daily net assets and the manager was allocated $3,317 of the Fund's operating expenses.

For the fiscal year ended December 31, 2004, the administration fee amounted to $106,345 of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2003, the administration fee amounted to $59,356 of the Portfolio's average daily net assets. Eaton Vance waived $1,740 of its administration fee. For the fiscal year ended December 31, 2002, the administration fee amounted to $44,668 of the Portfolio's average daily net assets. Eaton Vance waived $18,503 of its administration fee and was allocated $8,680 of the Portfolio's operating expenses.

Eaton Vance's management contract with the Fund and Administration Agreement with the Portfolio each continue in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Trust or the Portfolio as the case may be and (ii) by the vote of a majority of those Trustees of Trust or the Portfolio who are not interested persons of the Trust, Portfolio or of the Administrator. Each Agreement may be terminated at any time without penalty on sixty day's written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or Portfolio under such contract or agreement, Eaton Vance will not be liable to Emerging Markets Fund or the Portfolio for any loss incurred.

SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended December 31, 2004, the transfer agent accrued for or paid to Eaton Vance $6,477 for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT EATON VANCE. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo
I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and

Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. The investment adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of the investment adviser and Eaton Vance may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter, the manager or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign  securities  and  currencies  held by the  Portfolio  are valued in U.S.
dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B Distribution Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

TAX-DEFERRED RETIREMENT PLANS. Class A shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION PLANS

The Trust has in effect a compensation-type Distribution Plan (the "Class A Plan") for the Fund's Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides for the payment of a monthly distribution fee to the principal underwriter in an amount equal to the aggregate of (a) 0.50% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for less than one year and (b) 0.25% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for more than one year. Aggregate payments to the principal underwriter under the Class A Plan are limited to those permitted by a rule of the NASD.

The Class A Plan also provides that the Class A will pay a service fee to the principal underwriter in an amount equal on an annual basis to 0.25% of that portion of its average daily net assets for any fiscal year which is attributable to Class A shares which have remained outstanding for more than one year; from such service fee the principal underwriter expects to pay a service fee to investment dealers, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such dealers which have remained outstanding for more than one year. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares. Distribution fees paid by the Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of the Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses incurred in distributing Class B shares. Because payments to the principal underwriter under the Class B Plan are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B.

Distribution of Class B shares of the Fund by the principal underwriter will also be encouraged by the payment by the investment adviser to the principal underwriter of amounts equivalent to 0.15% of the annual average daily net assets for Class B. The aggregate amounts of such payments are a deduction in calculating the outstanding uncovered distribution charges of the principal underwriter under the Class B Plan and, therefore, will benefit shareholders when such charges exist. Such payments will be made in consideration of the principal underwriter's distribution efforts.

The Class B Plan also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For the service fees paid, see Appendix B.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A and Appendix B.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

     * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265.

     * Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

     * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year that ended December 31, 2004.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

If more than 50% of the Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax ("AMT") may not deduct such taxes for AMT purposes.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a

Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by a Fund as derived from qualified dividend inomce will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Lloyd George, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Portfolio brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the

Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended December 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                     Amount of Transactions      Commissions Paid on
   Fiscal Year        Brokerage        Directed to Firms      Transactions Directed to
       End         Commission Paid     Providing Research     Firms Providing Research
   -----------     ---------------   ----------------------  -------------------------
December 31, 2004     $109,796            $38,065,759                 $4,842

December 31, 2003     $102,384

December 31, 2002     $ 94,868

                              FINANCIAL STATEMENTS

The audited financial statements of, and the reports of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual reports accompanies this SAI.

HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended December 31, 2004, as
previously    filed    electronically    with    the    SEC    (Accession    No.
0001047469-05-006019).

                                                                      APPENDIX A

                      CLASS A FEES, PERFORMANCE & OWNERSHIP

SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended December 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) distribution fees paid to the principal underwriter under the Distribution Plan, (6) total service fees paid by the Fund, (7) service fees paid to investment dealers, and (8) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                         Distribution
              Sales Charges  Sales Chares  CDSC Paid to  Fee Paid to                  Service Fees Paid  Repurchase Transaction
Total Sales   to Investment  to Principal   Principal     Principal    Total Service    to Investment    Fees Paid to Principal
Charges Paid     Dealers     Underwriter   Underwriter   Underwriter     Fees Paid         Dealers            Underwriter
------------  -------------  ------------  -----------   ------------    ---------    -----------------  ----------------------
 $191,296        $66,347        $25,949        $400        $114,741       $40,083          $35,831             $2,702.50

For the fiscal years ended December 31, 2003 and December 31, 2002, total sales charges of $82,701 and $7,294, respectively, were paid on sales of Class A, of which the principal underwriter received $11,838 and $2,421, respectively. The balance of such amounts was paid to investment dealers.

REDEMPTION FEES. Class A shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended December 31, 2004, the Fund received redemption fees equal to $4,193.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to January 1, 1998 reflects the total return of a predecessor to Class A. Any return presented with two asterisks (**) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                    Length of Period Ended December 31, 2004
Average Annual Total Return:          One Year    Five Years*    Ten Years*
----------------------------         ---------    -----------    ----------
Before Taxes and Excluding
 Maximum Sales Charge                  23.84%        7.24%          8.33%
Before Taxes and Including
 Maximum Sales Charge                  16.69%        5.97%          7.69%
After Taxes on Distributions and
 Excluding Maximum Sales Charge        23.15%        7.12%          8.12%
After Taxes on Distributions and
 Including Maximum Sales Charge        16.04%        5.85%          7.48%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                          16.40%        6.27%          7.31%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                          11.70%        5.15%          6.72%

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


  Morgan Stanley                               Jersey City, NJ      13.8%
  Charles Schwab & Co., Inc.                   San Francisco, CA     8.9%
  Merrill Lynch, Pierce, Fenner & Smith, Inc.  Jacksonville, FL      6.8%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      CLASS B FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended December 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                                                          Uncovered
 Commissions Paid                                        Distribution                                        Repurchase
   by Principal      Distribution Fee    CDSC Paid to   Charges (as a %             Service Fees Paid        Transaction
  Underwriter to     Paid to Principal   Principal       of Class Net     Service     to Investment         Fees Paid to
Investment Dealers      Underwriter      Underwriter        Assets)        Fees          Dealers        Principal Underwriter
------------------   -----------------   ------------   ---------------   -------   -----------------   ---------------------
      $82,106             $86,939          $29,000      $363,000 (2.4%)   $28,980        $22,121                 $650

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                    Length of Period Ended December 31, 2004
Average Annual Total Return:          One Year    Five Years*    Ten Years*
----------------------------         ---------    -----------    ----------
Before Taxes and Excluding
 Maximum Sales Charge                  23.23%        6.59%          7.68%
Before Taxes and Including
 Maximum Sales Charge                  18.23%        6.28%          7.68%
After Taxes on Distributions and
 Excluding Maximum Sales Charge        22.84%        6.52%          7.53%
After Taxes on Distributions and
 Including Maximum Sales Charge        17.84%        6.21%          7.53%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                          16.14%        5.74%          6.75%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                          12.89%        5.47%          6.75%

     Class B commenced operations November 30, 1994.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


  Merrill Lynch, Pierce, Fenner & Smith, Inc.  Jacksonville, FL    11.5%
  Morgan Stanely                               Jersey City, NJ      7.1%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C


                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I. OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX D

                             LLOYD GEORGE MANAGEMENT
                             PROXY VOTING PROCEDURES

I. INTRODUCTION

As the investment adviser, investment manager or any other roles which are to that effect, Lloyd George Management ("LGM") and its affiliates are responsible (unless clients specified to the contrary in the agreement) for the proxy voting of stocks held in the accounts on behalf of the clients. These clients include mutual funds, ERISA, and other investment advisory accounts.

LGM has adopted and implemented these procedures (and the proxy voting policies attached hereto and incorporated as part of these procedures) that LGM believes is reasonably designed to ensure that proxies are voted in the best interest of its clients, and in accordance with our fiduciary duties, with the Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and with the long-standing fiduciary standards and responsiblities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994) of the United States of America.

II. VOTING AUTHORITY

All client accounts of LGM are categorised into three different levels of voting authority, and such records will be kept up-to-date and amended accordingly when required, by the Proxy Administrator ("PA")

Category 0 : if the client or some other parties besides LGM is to vote the proxies

Category 1 : if LGM is to vote the proxies according to LGM's standard proxy voting policies

Category 2 : if the account has special voting objectives and for which LGM has voting responsibility

III. PROXY NOTICES

Proxy notices are received from custodians or proxy processing service companies (which have been delegated with the proxy voting processing task by the custodians), by mail, fax or electronic means. The PA logs all proxy notices received in the proxy notices file and reconcile the account information and the number of shares on the proxy ballot against LGM's latest records. Any discrepancies are communicated to the custodian as soon as possible so that LGM can vote the proxy ballot with the correct information.

IV. VOTING

The PA determines, in consultation with the appropriate analysts/portfolio managers as necessary, how LGM will vote on each matter contained in the proxy statement in accordance with the Proxy Voting Policies (Appendix A) for all category 1 accounts, and in accordance with the accounts' special voting objectives for all category 2 accounts. When there are factors causing an issue to fall outside the usual voting practices indicated by the Proxy Voting Policies, the relevant analysts/portfolio managers will be consulted and the voting decision reached will be recorded on the Analyst/Portfolio Manager Proxy Consultation Form (Appendix B).

V. RETURNING OF VOTED PROXY STATEMENTS

Proxy materials are prioritised so that the earliest meetings will be handled first, and the PA will ensure that the voted proxy statements are returned to the custodian or the proxy processing service company well before the meeting dates. The voted proxy statements are returned by fax or by electronic means via the proxy processing service company's system. Evidence (for example, the fax delivery log, the e-mail delivery receipt or the returned receipt from the custodian) to show that the voted proxy statements have been successfully delivered is retained.

VI. RECORDKEEPING

A copy of the voted proxy statement together with the Analyst/Portfolio Manager Proxy Consultation Form and any other documents that are material in reaching the voting decision are filed alphabetically by company name and by year in which they are voted. Client written request and all written responses by LGM to written or oral requests for proxy voting information are also maintained. These records are retained for five years and in accordance with the recordkeeping requirements stated in Section 204-2 of the Investment Advisers Act of 1940, as amended.

                                                                      Appendix A


                             LLOYD GEORGE MANAGEMENT

                              Proxy Voting Policies

I. INTRODUCTION

Lloyd George Management (the "Adviser") has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Adviser's authority to vote the proxies of their clients is established by its advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

OVERVIEW

The Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to clients consistent with governing laws and the investment policies of each client. In pursuing that goal, the Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of those companies with the principal aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. The Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, the Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Adviser will routinely vote with management), the Adviser will review each matter on a case-by-case basis and reserves the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's portfolio managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - but they are not hard and fast rules, simply because corporate governance issues are so varied.

PROXY VOTING GUIDELINES

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, the Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. ELECTION OF BOARD OF DIRECTORS

The Adviser believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Adviser believes that important board committees (eg audit, nominating and compensation committees) should be entirely independent. In general,

     * The Adviser will support the election of directors that result in a board made up of a majority of independent directors.

     * The Adviser will support the election for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Adviser will hold all directors accountable for the actions of the Board's committees. For example, the Adviser will consider withholding votes for nominees who have recently approved compensation arrangements that the Adviser deems excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

     * The Adviser will support efforts to declassify existing boards, and will vote against efforts by companies to adopt classified board structures.

     * The Adviser will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B. Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Adviser will also consider the reputation of the auditor and any problems that may have arisen in the auditors' performance of services.

C. EXECUTIVE COMPENSATION

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute shareholders' ownership interests in the company or have inherently objectionable structural features.

     * The Adviser will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

     * The Adviser will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Adviser considers other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator will consult with the relevant portfolio manager(s) to determine when or if it may be appropriate to exceed these guidelines.

     * The Adviser will typically vote against plans that have any of the following structural features:

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Adviser is supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilising phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

As a general matter, the Adviser generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Adviser will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

     * The Adviser will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

     * The Adviser will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

     * The Adviser will generally vote against proposals to authorise preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Advisor can vote for proposals to issue such preferred stock in those circumstances.

     * The Adviser will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

     * The Adviser will vote against proposals for a separate class of stock with disparate voting rights.

     * The Adviser will consider on a case-by-case basis board approved proposals regarding changes to a company's capitalization, however the Adviser will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

E. STATE OF INCORPORATION/OFFSHORE PRESENCE

Under ordinary circumstances, the Adviser will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a Board of Directors. The Adviser recognises that there may be many benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Adviser's clients.

F. ENVIRONMENTAL/SOCIAL POLICY ISSUES

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Adviser recognizes that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Adviser generally supports management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Adviser expects that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING

The Adviser will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Adviser. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercise the right to vote. In those circumstances, the Adviser will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking", the Adviser may also abstain from voting. The Adviser will not seek to vote proxies on behalf of their clients unless they have specifically agreed to take on that responsibility on behalf of a client. Finally, the Adviser may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its Client. The policy for resolution of such conflicts is described below in Section V.

RECORDKEEPING


The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Adviser's proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Adviser, the Adviser does not need to retain a separate copy of the proxy statement);

     *    A record of each vote cast;

     * A copy of any document created by the Adviser that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

     * Each written client request for proxy voting records and the Adviser's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Adviser for two years after they are created.

IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

As fiduciary to its clients the Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Adviser are able to identify potential conflicts of interest, the Adviser will take the following steps.

     * Quarterly the Compliance Department will confirm a list of clients and prospective clients with the Marketing Department.

     *    A representative of the Compliance Department will give a list of such
          identified  companies  (the  "Conflicted   Companies")  to  the  Proxy
          Administrator.

     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company the Proxy Adminstrator will report that fact to the Compliance Department.

If the Compliance Department determines that a conflict of interest exists between the Adviser and its client the following steps will be taken to resolve such conflict prior to any proxies relating to these Conflicted Companies being voted.

     * If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the Compliance Department of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the clients involved, the Adviser will seek instruction on how the proxy should be voted from:

          -    The client, in the case of an individual or corporate client;

          - The Board of Directors, or any committee therof identified by the Board, in the case of a Fund; or

          -    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Board of Directors or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse impact on the Adviser's clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                                      Appendix B

               ANALYST/ PORTFOLIO MANAGER PROXY CONSULTATION FORM

Date:
              ------------------------------------------------------------------

Company Name:
              ------------------------------------------------------------------

Analyst:
              ------------------------------------------------------------------

Issue Number(s) (as numbered in proxy statement) discussed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Vote Decision(s) (indicating issue number):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Reason for Decision(s):


Issue #                          Reason

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

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                                       41

  LOGO

                                             STATEMENT OF
                                             ADDITIONAL INFORMATION
                                             May 2, 2005




                         EATON VANCE GREATER INDIA FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122

This Statement of Additional Information ("SAI") provides general information about the the Fund and the Portfolio. The Fund and Portfolio are diversified, open-end management investment companies. The Fund is a series of Eaton Vance Special Investment Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This contains additional information about:


                                    Page                                   Page

Strategies and Risks                  2     Purchasing and Redeeming
Investment Restrictions               6      Shares                         20
Management and Organization           8     Sales Charges                   21
Investment Advisory and                     Performance                     23
 Administrative Services             15     Taxes                           25
Other Service Providers              18     Portfolio Securities
Calculation of Net Asset Value       19      Transactions                   27
                                            Financial Statements            29

   Appendix A: Class A Fees, Performance and Ownership                  31
   Appendix B: Class B Fees, Performance and Ownership                  33
   Appendix C: Country Information                                      35
   Appendix D: Eaton Vance Funds Proxy Voting Policies and Procedures   38
   Appendix E: Lloyd George Proxy Voting Policies                       40

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's relevant prospectus dated May 2, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

EQUITY SECURITIES. Equity securities, for purposes of the 80% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; depositary receipts; convertible preferred stocks; and other convertible instruments. The convertible instruments in which the Portfolio will invest will generally not be rated, but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's Investors Service. Inc. and lower than BBB by Standard & Poor Ratings Group). Convertible debt securities that are not investment grade are commonly called "junk bonds" and have risks similar to equity securities; they have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such lower rated debt securities will not exceed 20% of total assets.

When consistent with its investment objective, the Portfolio may also invest in equity securities of companies not in the Indian subcontinent, as well as warrants, options on equity securities and indices, options on currency, futures contracts, options on futures contracts, forward foreign currency exchange contracts, currency swaps and other non-equity investments. The issuers of these equity securities may be located in neighboring countries outside the region, such as Indonesia and Malaysia, as well as more developed countries.

GREATER INDIA COUNTRY CONSIDERATIONS. Foreign investment in the securities of issuers in Greater India countries is usually restricted or controlled to some degree. In India, "Foreign Institutional Investors" ("FIIs") may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India, (the "Guidelines") published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India ("SEBI") and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. The investment adviser is a registered FII and the inclusion of the Portfolio in the investment adviser's registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one company (subject to that company's approval). Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. See "Regional Taxes".

In Pakistan, the Portfolio may invest in the shares of issuers listed on any of the stock exchanges in the country provided that the purchase price as certified by a local stock exchange broker is paid in foreign exchange transferred into Pakistan through a commercial bank and, in the case of an off-exchange sale of listed shares, that the sale price is not less than the price quoted on any of the local stock exchanges on the date of the sale. In addition, the issuer's shares held by the Portfolio must be registered with the State Bank of Pakistan for purposes of repatriation of income, gains and initial capital. The Portfolio may also invest in the shares of unlisted and closely-held manufacturing companies provided that the sale price is certified by a Pakistani chartered accountant to be not less than the break-up value of the shares, and is paid in foreign exchange transferred into Pakistan through a commercial bank. If local procedures are complied with, income, gains and initial capital are freely repatriable after payment of any applicable Pakistani withholding taxes. In Sri Lanka, the Portfolio may invest in the shares of exchange-listed issuers, subject to certain limitations for specific sectors of the economy.

There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Portfolio to implement its investment objective or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent the Portfolio invests in other countries.

REGIONAL TAXES. A tax of 10% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. There is no tax on gains from sales of equities held for more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year).

The tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 12.5% plus surcharges. This tax is imposed on the company which pays the dividends.

Pakistan currently imposes a tax on cash dividends at rates of up to 10% and on interest income at a rate of 40%. There is currently no withholding tax on capital gains from listed shares. Sri Lanka imposes a tax of 10% on dividends and 15% on interest, but does not impose a tax on capital gains of listed shares.

SECURITIES TRADING MARKETS. A high proportion of the shares of many issuers in the Greater India region (the "Region") may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the Region may also affect the ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Region stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries is comparatively underdeveloped. Stockbrokers and other intermediaries in the Region may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many Region countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in the Region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Monsoons and natural disasters also can affect the value of investments.

The investment adviser will take into account the effects on returns of local taxation. Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of its income, gains or initial capital from these countries can occur.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States. In some countries, delayed settlements are customary, which increase the risk of loss.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, and, in the case of depositary receipts traded on non-U.S. markets, foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto must be considered to be investment grade by the investment adviser at the time the swap is entered into. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance will be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. A covered option may not be written on any security if after such transaction more than 15% of net assets, as measured by the aggregate value of the securities underlying all written covered calls and puts would be subject to such options. Options will not be purchased if after such transaction more than 5% of net assets as measured by the aggregate of all premiums paid for all such options held would be so invested.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

ASSET COVERAGE. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

UNLISTED SECURITIES. The Portfolio may invest in securities of companies that are neither listed on a stock exchange nor traded over the counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities will generally be deemed to be illiquid. Because of the absence of any public trading market for these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. In addition, any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.

OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory and management fees paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

LENDING PORTFOLIO SECURITIES. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the investment adviser. Distributions of any income realized from securities loans will be taxable as ordinary income.

TEMPORARY INVESTMENTS. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. During the fiscal year ended December 31, 2004, the portfolio turnover rate of the Portfolio was 73%.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act.

     (2) Purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     (3)  Underwrite securities of other issuers.

     (4) Invest in real estate, including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contracts for the purchase or sale of physical commodities.

     (5)  Make  loans  to any  person  except  by (a)  the  acquisition  of debt
          securities  and  making  portfolio  investments,   (b)  entering  into
          repurchase agreements and (c) lending portfolio securities.

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.

     (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

For purposes of determining industry classifications, the investment adviser considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry, unless the investment adviser is aware of circumstances that make the third party's classification inappropriate. In such a case, the investment adviser will assign an industry classification to the issuer.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

The following nonfundamental investment policies have been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. The business address for Messrs. Lloyd George, Chen and Kerr is 3808 One Exchange Square, Central, Hong Kong. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund.

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee and Vice       Trustee of the        Chairman, President and          197        Director of EVC
 11/9/41                 President              Trust since 1989;     Chief Executive Officer of
                                                Trustee and Vice      BMR, Eaton Vance, EVC and
                                                President of the      EV; Director of EV; Vice
                                                Portfolio since       President and Director of
                                                1994                  EVD. Trustee and/or officer
                                                                      of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

HON. ROBERT LLOYD GEORGE  Trustee and           Since 1994            Chief Executive Officer of LGM     5        Chairman of LGM
8/13/52                   President of the                            and Lloyd George. Mr. Lloyd
                          Portfolio                                   George is an interested person
                                                                      because of his positions with
                                                                      LGM and Lloyd George, which are
                                                                      affiliates of the Portfolio.

NONINTERESTED TRUSTEES

 EDWARD K.Y. CHEN        Trustee of the         Since 1994            President of Lingnan               5        Director of First
 1/14/45                 Portfolio                                    University in Hong Kong.                    Pacific Company,
                                                                                                                  Asia Satellite
                                                                                                                  Telecommunications
                                                                                                                  Holdings Ltd. and
                                                                                                                  Wharf Holdings
                                                                                                                  Limited (property
                                                                                                                  management and
                                                                                                                  communications)
                                        8

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1989;     Investment Banking Emeritus,                Tiffany & Co.
                                                of the Portfolio      Harvard University Graduate                 (specialty
                                                since 1994 and        School of Business                          retailer) and
                                                Chairman of the       Administration.                             Telect, Inc.
                                                Board since 2005                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Trustee of the        President, Chief Executive       197        None
 9/21/35                                        Trust since 1989;     Officer and a Director of
                                                of the Portfolio      Asset Management Finance
                                                since 1996            Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Trustee of the        Professor of Law, University     197        None
 9/14/57                                        Trust since 1998;     of California at Los Angeles
                                                of the Portfolio      School of Law (since July
                                                since 2003            2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President of the       Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                  Trust                                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

WILLIAM WALTER RALEIGH
KERR                     Vice President         Since 1994           Director, Finance Director and Chief Operating Officer of Lloyd
8/17/50                  of the Portfolio                            George. Director of LGM. Officer of 4 registered investment companies managed by Eaton Vance or BMR.

DUKE E. LAFLAMME         Vice President         Since 2001           Vice President of Eaton Vance and BMR. Officer of 11 registered
7/8/69                   of the Trust                                investment companies managed by Eaton Vance or BMR.

                                       9

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS H. LUSTER         Vice President         Since 2002           Vice President of Eaton Vance and BMR. Officer of 16 registered
4/8/62                   of the Trust                                investment companies managed by Eaton Vance or BMR.

SAMIR MEHTA              Vice President of      Since 2005           Chief Investment Officer for Asia of Lloyd George. Officer of 1
5/30/67                  the Portfolio                               registered investment company managed by Eaton Vance or BMR.

GEORGE C. PIERIDES       Vice President         Since 2004           Senior Managing Director of Fox. Officer of 12 registered
12/26/57                 of the Trust                                investment companies managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR.   Treasurer of the       Since 2002*          Vice President of Eaton Vance and BMR. Officer of 53 registered
12/27/51                 Portfolio                                   investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer of the       Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                   Trust                                       registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 1994.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended December 31, 2004, the Governance Committee convened six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended December 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chair), Esty, Park, Pearlman, Reamer, and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

In considering  the renewal of the  investment  advisory  agreement  between the
Portfolio and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

* An independent report comparing Portfolio advisory fees with those of comparable funds;
* An independent report comparing the expense ratio of the Fund to those of comparable funds;
* Information regarding Fund investment performance in comparison to a relevant universe of funds and appropriate indices;
* The economic outlook and the general investment outlook in relevant investment markets;
* Lloyd George's results and financial condition and the overall organization of the investment adviser;
* The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;
* The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;
* The resources devoted to compliance efforts undertaken by Lloyd George on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
* The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
* The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's experience in managing equity funds investing in Greater India securities. The Special Committee noted that the investment adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting Greater India securities in which the Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee reviewed a broad universe of funds and concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund and the costs associated with investing in Greater India securities, the expense ratio of the Fund is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio, as well as Lloyd George's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by Lloyd George as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates for providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in the Portfolio cannot be purchased by a Trustee.

                                                                 Aggregate Dollar Range of Equity
                                                                Securities Owned in All Registered
                            Dollar Range of Equity Securities    Funds Overseen by Trustee in the
   Name of Trustee                  Owned in the Fund                Eaton Vance Fund Complex
   ---------------                  ------------------               -------------------------
INTERESTED TRUSTEE
 James B. Hawkes                      over $100,000                        over $100,000
 Hon. Robert Lloyd George                 None                                 None

NONINTERESTED TRUSTEES
 Benjamin C. Esty**                        None                                None
 Edward K. Y. Chen                         None                                None
 Samuel L. Hayes, III                      None                            over $100,000
 William H. Park                           None                            over $100,000
 Ronald A. Pearlman                        None                            over $100,000
 Norton H. Reamer                          None                            over $100,000
 Lynn A. Stout                             None                            over $100,000*
 Ralph F. Verni**                          None                                None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.


As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD, LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC or LGM, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or LGM; (iii) EVC, EVD or LGM; (iv) a person controlling, controlled by or under common control with EVC, EVD or LGM; or (v) an officer of any of the above; or

     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC or LGM, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or LGM; (iii) EVC, EVD or LGM; (iv) a person controlling, controlled by or under common control with EVC, EVD or LGM; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or LGM or any person controlling, controlled by or under common control with EVC, EVD or LGM served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio (except Mr. Chen) who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees received from certain Eaton Vance sponsored funds in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Eaton Vance sponsored fund in the shares of one or more funds in the
Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Neither the Trust nor the Portfolio has a retirement plan for Trustees. The Portfolio does not participate in the Trustees' Plan.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended December 31, 2004, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                         Jessica M.    Edward K.Y.  Samuel L.  William H.  Ronald A.  Norton H.  Lynn A.
Source of Compensation  Bibliowicz(5)     Chen        Hayes       Park     Pearlman    Reamer     Stout
----------------------  -------------  -----------  ---------  ----------  ---------  ---------  -------
      Trust(2)             $   988         N/A      $  3,907   $  3,535    $  3,592   $  3,709  $  3,779
      Portfolio                 44         5,000         932        818         832        956       890
        Total              $48,125       $25,000    $200,000   $180,000(3) $180,000   $190,000  $190,000(4)

(1) As of May 2, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.
(2)  The Trust consisted of 11 Funds as of December 31, 2004.
(3)  Includes $107,008 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.
(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

ORGANIZATION

The Fund is a series of the Trust, which was organized under Massachusetts law on March 27, 1989 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a trust under the laws of the state of New York on January 18, 1994 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

PROXY VOTING POLICY. The Boards of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfoloio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix D and Appendix E, respectively. Information on how the Fund and Portfoloio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Portfolio pays the investment adviser under the investment advisory agreement on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as follows:

Category     Average Daily Net Assets for the Month     Annual Fee Rate
--------     --------------------------------------     ---------------
   2         $500 million, but less than $1 billion          0.70%
   3         $1 billion, but less than $1.5 billion          0.65%
   4         $1.5 billion but less than $2 billion           0.60%
   5         $2 billion but less than $3 billion             0.55%
   6         $3 billion and over                             0.50%


The following table sets forth the net assets of the Portfolio and the advisory fees paid by the Portfolio during the three fiscal years ended December 31, 2004.

  Net Assets at              Advisory Fee Paid for Fiscal Years Ended
                             ----------------------------------------
December 31, 2004     December 31, 2004   December 31, 2003   December 31, 2002
-----------------     -----------------   -----------------   -----------------
   $94,005,925            $486,463           $136,365             $94,159


The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

While the Portfolio is a New York trust, the investment adviser, together with certain Trustees and officers of the Portfolio, are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of the investment adviser and such individuals under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which the investment adviser and such individuals reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.

INFORMATION ABOUT LLOYD GEORGE. The investment adviser is a subsidiary of LGM. LGM is ultimately controlled by the Hon. Robert Lloyd George, President of the Portfolio and Chairman and Chief Executive Officer of the investment adviser. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM. The directors of the investment adviser are the Honourable Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Pamela Chan, Adaline Mang-Yee Ko, Tonessan Amissah and Jill Virgil-Smith. The Hon. Robert Lloyd George is Chairman and Chief Executive Officer of the investment adviser and Mr. Kerr is Chief Operating Officer of the investment adviser. The business address of the first five individuals is 3808 One Exchange Square, Central, Hong Kong and of the last two is Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda.

A team of Lloyd George analysts currently monitor over 400 emerging markets stocks. These stocks are screened from a 2000 stock universe based on a variety of criteria. The Lloyd George global emerging markets team communicates weekly on stock specific and macroeconomic issues.

PORTFOLIO MANAGER. The portfolio manager of the Portfolio is Samir Mehta. The portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following table shows, as of the Fund's most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                      Number of     Total Assets of      Number of Accounts      Total Assets of Accounts
                                     All Accounts    All Accounts*    Paying a Performance Fee   Paying a Performance Fee*
                                     ------------   ---------------   ------------------------   -------------------------
Registered Investment Companies            1           $   94.2                  0                          $ 0

Other Pooled Investment Vehicles          12           $1,215.8                  1                          $46.2

Other Accounts                             3           $  292.0                  0                          $ 0

*    In millions of dollars.

Mr. Mehta did not beneficially own any shares of the Fund as of the Fund's most recent fiscal year ended December 31, 2004. Interests in a Portfolio cannot be purchased by the portfolio manager.

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Portfolio's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

COMPENSATION STRUCTURE. Compensation of Lloyd George Management's portfolio managers and other investment professional has two primary components: (1) a base salary and (2) an annual cash bonus. Lloyd George Management's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of Lloyd George Management's investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after December 31/st/ of each year.

METHOD TO DETERMINE COMPENSATION. Lloyd George Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves as a portfolio manager. Performance is normally based on periods ending on the December 31/st/ preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on one-, three- and five-year performance. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Lloyd George Management seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries and bonuses are also influenced by the operating performance of Lloyd George Management. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Lloyd George Management's portfolio managers are comparatively fixed, cash bonuses may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.

ADMINISTRATIVE SERVICES. Under Eaton Vance's management contract with the Fund and its administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the

Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:

Category     Average Daily Net Assets for the Month     Annual Fee Rate
--------     --------------------------------------     ---------------
   1         less than $500 million                         0.25000%
   2         $500 million, but less than $1 billion         0.23333%
   3         $1 billion, but less than $1.5 billion         0.21667%
   4         $1.5 billion but less than $2 billion          0.20000%
   5         $2 billion but less than $3 billion            0.18333%
   6         $3 billion and over                            0.16667%

As of December 31, 2004, the Fund had net assets of $94,355,605. For the three fiscal years ended December 31, 2004, Eaton Vance earned management fees of $162,717, $45,858, and $30,086, respectively, equivalent to 0.25% of the Fund's average daily net assets for each year.

As of December 31, 2004, the Portfolio had net assets of $94,005,925. For the three fiscal years ended December 31, 2004, Eaton Vance earned administration fees of $162,241, $45,590, and $31,363, respectively, equivalent to 0.25% of the Portfolio's average daily net assets for each year.

Eaton Vance's management contract with the Fund and Administration Agreement with the Portfolio each continue in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Trust or the Portfolio as the case may be and (ii) by the vote of a majority of those Trustees of Trust or the Portfolio who are not interested persons of the Trust, Portfolio or of the Administrator. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred.

SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended December 31, 2004, the transfer agent accrued for or paid to Eaton Vance $12,701 for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT EATON VANCE. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo
I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. The investment adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of the investment adviser and Eaton Vance may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter, the manager or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign  securities  and  currencies  held by the  Portfolio  are valued in U.S.
dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B Distribution Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                 SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

TAX-DEFERRED RETIREMENT PLANS. Class A shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION PLANS

The Trust has in effect a compensation-type Distribution Plan (the "Class A Plan") for the Fund's Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides for the payment of a monthly distribution fee to the principal underwriter in an amount equal to the aggregate of (a) 0.50% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for less than one year and (b) 0.25% of that portion of Class A average daily net assets for any fiscal year which is attributable to its shares which have remained outstanding for more than one year. Aggregate payments to the principal underwriter under the Class A Plan are limited to those permitted by a rule of the NASD.

The Class A Plan also provides that the Class A will pay a service fee to the principal underwriter in an amount equal on an annual basis to 0.25% of that portion of its average daily net assets for any fiscal year which is attributable to Class A shares which have remained outstanding for more than one year; from such service fee the principal underwriter expects to pay a service fee to investment dealers, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such dealers which have remained outstanding for more than one year. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares. Distribution fees paid by the Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of the Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses incurred in distributing Class B shares. Because payments to the principal underwriter under the Class B Plan are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B.

Distribution of Class B shares of the Fund by the principal underwriter will also be encouraged by the payment by the investment adviser to the principal underwriter of amounts equivalent to 0.15% of the annual average daily net assets for Class B. The aggregate amounts of such payments are a deduction in calculating the outstanding uncovered distribution charges of the principal underwriter under the Class B Plan and, therefore, will benefit shareholders when such charges exist. Such payments will be made in consideration of the principal underwriter's distribution efforts.

The Class B Plan also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For the service fees paid, see Appendix B.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

PERFORMANCE CALCULATIONS. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A and Appendix B.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

     * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265.

     * Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

     * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year that ended December 31, 2004.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

If more than 50% of the Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax ("AMT") may not deduct such taxes for AMT purposes.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a

Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by a Fund as derived from qualified dividend inomce will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Lloyd George, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Portfolio brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the

Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended December 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                     Amount of Transactions      Commissions Paid on
   Fiscal Year        Brokerage        Directed to Firms      Transactions Directed to
       End         Commission Paid     Providing Research     Firms Providing Research
   -----------     ---------------   ----------------------  -------------------------
December 31, 2004     $482,366                $ 0                      $ 0

December 31, 2003     $217,046

December 31, 2002     $127,204

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended December 31, 2004, as
previously    filed    electronically    with    the    SEC    (Accession    No.
0001047469-05-006019).

                                                                      APPENDIX A

                      CLASS A FEES, PERFORMANCE & OWNERSHIP

SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended December 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) distribution fees paid to the principal underwriter under the Distribution Plan, (6) total service fees paid by the Fund, (7) service fees paid to investment dealers, and (8) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                         Distribution
              Sales Charges  Sales Chares  CDSC Paid to  Fee Paid to                  Service Fees Paid  Repurchase Transaction
Total Sales   to Investment  to Principal   Principal     Principal    Total Service    to Investment    Fees Paid to Principal
Charges Paid     Dealers     Underwriter   Underwriter   Underwriter     Fees Paid         Dealers            Underwriter
------------  -------------  ------------  -----------   ------------    ---------    -----------------  ----------------------
  $834,792       $718,782      $116,010       $4,000       $196,018       $29,260          $13,968             $6,657.50

For the fiscal years ended December 31, 2003 and December 31, 2002, total sales charges of $298,728 and $2,915, respectively, were paid on sales of Class A, of which the principal underwriter received $42,047 and $445, respectively. The balance of such amounts was paid to investment dealers.

REDEMPTION FEES. Class A shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended December 31, 2004, the Fund received redemption fees equal to $124,366.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to January 1, 1998 reflects the total return of a predecessor to Class A. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.


                                    Length of Period Ended December 31, 2004
Average Annual Total Return:          One Year    Five Years*    Ten Years*
----------------------------         ---------    -----------    ----------
Before Taxes and Excluding
 Maximum Sales Charge                  17.66%        2.64%          3.32%
Before Taxes and Including
 Maximum Sales Charge                  10.88%        1.44%          2.71%
After Taxes on Distributions and
 Excluding Maximum Sales Charge        17.66%        2.64%          3.32%
After Taxes on Distributions and
 Including Maximum Sales Charge        10.88%        1.44%          2.71%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                          11.48%        2.26%          2.88%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                           7.07%        1.23%          2.35%

      Predecessor Fund commenced operations May 2, 1994.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


  Merrill Lynch, Pierce, Fenner & Smith, Inc.  Jacksonville, FL    17.0%
  Charles Schwab & Co., Inc.                   San Francisco,CA     7.0%
  National Investor Services                   New York, NY         6.0%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      CLASS B FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended December 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                                                          Uncovered
 Commissions Paid                                        Distribution                                        Repurchase
   by Principal      Distribution Fee    CDSC Paid to   Charges (as a %             Service Fees Paid        Transaction
  Underwriter to     Paid to Principal   Principal       of Class Net     Service     to Investment         Fees Paid to
Investment Dealers      Underwriter      Underwriter        Assets)        Fees          Dealers        Principal Underwriter
------------------   -----------------   ------------   ---------------   -------   -----------------   ---------------------
     $669,141             $150,235         $239,000     $2,474,000 (2.6%) $50,078        $25,479                 $1,447.50

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                    Length of Period Ended December 31, 2004
Average Annual Total Return:          One Year    Five Years*    Ten Years*
----------------------------         ---------    -----------    ----------
Before Taxes and Excluding
 Maximum Sales Charge                  17.24%        2.09%          2.76%
Before Taxes and Including
 Maximum Sales Charge                  12.24%        1.72%          2.76%
After Taxes on Distributions and
 Excluding Maximum Sales Charge        17.24%        2.09%          2.76%
After Taxes on Distributions and
 Including Maximum Sales Charge        12.24%        1.72%          2.76%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                          11.21%        1.79%          2.39%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                           7.96%        1.47%          2.39%

     Class B commenced operations May 2, 1994.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


   Merrill Lynch, Pierce, Fenner & Smith, Inc.  Jacksonville, FL   8.4%
   Citigroup Global Markets, Inc.               New York, NY       5.8%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                                   APPENDIX C

                               COUNTRY INFORMATION

The information set forth in this Appendix has been extracted from various government and private publications. The Trust's Board of Trustees make no representation as to the accuracy of the information, nor has the Board of Trustees attempted to verify it. Moreover, the information is as of the date of this SAI (or such other date as set forth below). This information is expected to change substantially during the period in which this SAI is in use. No representation is made that any correlation will exist between the economies or stock markets of REE ("The Rupee Region") Region countries and the Fund's performance.

THE FOLLOWING IS A GENERAL DISCUSSION OF CERTAIN FEATURES OF THE ECONOMIES OF INDIA, PAKISTAN AND SRI LANKA. There can be no assurance that the Portfolio will be able to capitalize on the factors described herein. Opinions expressed herein are the good faith opinions of the Portfolio's investment adviser. Unless otherwise indicated, all amounts are expressed in United States dollars.

                                      INDIA

India is the seventh largest country in the world, covering an area of approximately 3,300,000 square kilometers. It is situated in South Asia and is bordered by Nepal, Bhutan and China in the north, Myanmar and Bangladesh in the east, Pakistan in the west and Sri Lanka in the south.

India's population is currently estimated at approximately 1,091 million; the figure in 1991, according to the official census, was 846 million. Most of the population still lives in rural areas. Approximately 84 percent are Hindus, 11 percent Muslims, 2 percent Sikhs, 2 percent Christians and 1 percent Buddhists. Hindi is one of the major languages, with English also being used widely in official and business communications. With a middle class of approximately 408 million people, India constitutes one of the largest markets in the world.

Unlike certain other emerging market countries, India has a long tradition of trade and markets, despite the central planning of the economy carried out by the Indian government in the first decades after India's independence. The Bombay Stock Exchange, for example, was founded over 120 years ago, is the oldest stock exchange in Asia and currently lists over 4,731 companies, more than the New York Stock Exchange. In 1994, the National Stock Exchange was set up by leading institutions to provide a modern, fully automated screen-based trading with national reach. The National Stock Exchange has become India's leading stock exchange covering 358 cities and towns across the country. Trading volumes in the equity segment have grown rapidly with average daily turnover increasing from US $3.7 million during 1994-95 to US $1012 million during 2004-05. During the year 2004-05, NSE reported a total turnover of US $250 billion in the equities segment accounting for 68% of the total Indian securities market.

India became independent from the United Kingdom in 1947. It is governed by a parliamentary democracy under the Constitution of India, under which the executive, legislative and judicial functions are separated. India has been engaged in a policy of gradual economic reform since the mid-1980's. In 1991, the Government of Prime Minister Narasimha Rao had introduced far-reaching measures with the goal of reducing government intervention in the economy, strengthening India's industrial base, expanding exports and increasing economic efficiency. The main focus of the policy was to place more authority for making business decisions in the hands of those who operate the businesses. The system of industrial licenses known as the "License Raj", by means of which the government controlled many private sector investment decisions, was substantially modified. Government approvals required to increase, reduce or change production have been greatly reduced.

Modern economic development in India began in the mid-1940's with the publication of the Bombay Plan. The Planning Commission was established in 1950 to assess the country's available resources and to identify growth areas. A centrally planned economic model was adopted, and in order to control the direction of private investment, most investment and major economic decisions required government approval. Foreign investment was allowed only selectively. This protectionist regime held back development of India's economy until the mid-1980's when there began a gradual move towards the liberalization and market orientation of the economy. After the liberalization measures, which began in 1985, the annual growth of the country's real gross domestic product has risen from an average 3-4% since the 1940's to an average 5.7% between 1991 and 2001.

Since 1991, the successive governments have continued to adopt measures to further open the economy to private investment, attract foreign capital and speed up the country's industrial growth rate. For example, the banking and insurance industry has been opened to the private sector, including to foreign investors. Most banks were nationalized in 1969, and no new privately owned banks had been permitted. The Government is now granting new banking and insurance licenses. The Government also permitted foreign brokerage firms to operate in India on behalf of Foreign Institutional Investors ("FIIs"), and has permitted foreign investors to own majority stakes in Indian asset management companies. In 1992, it was announced that FIIs would be able to invest directly in the Indian capital markets. In September 1992, the guidelines for FIIs were published and a number of such investors have been registered by the Securities and Exchange Board of India, including the investment adviser. Recently, restrictions on maximum investment limits applicable to FIIs have been liberalized and FIIs have been allowed to trade in all derivative products. In 1995, FII regulations were supplemented and the Parliament approved the establishment of central share depositories. Beginning in September 1995, several measures have been adopted to establish securities depositories and permit trading without share certificates. Dematerialization (paperless) trading began in 1997 and as of the date hereof more than 5,495 companies have joined the National Securities Depository Ltd. These companies represent over 97.5% of the market capitalization of the Indian market. Derivatives trading commenced in India in June 2000 on two stock exchanges. To begin with Securities & Exchange Board of India (SEBI) approved trading on index futures contracts based on BSE-30 Index and S&P CNX Nifty Index, followed by trading in options based on the above indices and in individual securities. The total exchange traded derivatives witnessed value of US $567 billion during 2004-05 against US $464 billion in 2003-04.

The government has progressively cut subsidies to ailing public sector businesses. Despite resistance by labour union and other interest groups, privatization is real, with big ticket sales of Videsh Sanchar Nigam Ltd (VSNL, a telecom company) and IBP Ltd (a petroleum marketing company). Continuing the reform process, recent budgets have implemented tax cuts for the corporate sector and reduction in import duties. In sum, the government's new policies seek to expand oportunities for entrepreneurship in India. Foreign investors have responded to these trends by putting resources into the Indian economy. According to the Reserve Bank of India, total inflows, including foreign direct and foreign portfolio investment, rose from about $150 milliion in fiscal year 1992 to over US 11.5 billion in 2004-05. India's foreign exchange reserves, which had fallen to about $1 billion in 1991, were $142.5 billion in March 2005 (US $96 billion in November 2003.)

The Indian population is comprised of diverse religious and linguistic groups. Despite this diversity, India has one of the more stable political systems among the world's developing nations. However, periodic sectarian conflict among India's religious and linguistic groups could adversely affect Indian businesses, temporarily close stock exchanges or other institutions, or undermine or distract from government efforts to liberalize the Indian economy

                                    PAKISTAN

Pakistan, occupying an area of about 800,000 square kilometers, is bounded in the south by the Arabian Sea and India and in the north by China and Afghanistan. To the west and northwest are Iran and Afghanistan and to the east is India. The capital is Islamabad. Karachi is the biggest commercial and industrial city.

Pakistan is the world's ninth most populous country. The population is currently estimated at approximately 137 million, with an annual population growth rate of 3.0%. The national language is Urdu, although English is widely spoken and understood throughout the country.

Pakistan was created in 1947, in response to the demands of Indian Muslims for an independent homeland, by the partition from British India of two Muslim majority areas. In 1971, a civil war in East Pakistan culminated in independence for East Pakistan (now Bangladesh). Over the past 50 years, Pakistan and India have gone to war two times, and intermittent border exchanges occur at times. In particular, relations with India remain unfriendly over the disputed territory of Kashmir, with its majority Muslim population.

In earlier decades, Pakistan had a federal parliamentary system. Economic development since 1955 has taken place within the framework of successive five-year plans which established growth targets and allocations of public sector investment. However, the lack of realistic targets, plans and successful policy implementation had caused problems for many years.

The current government is led by the Pro Musharraf Party. It is expected that reform and privatization related policies will be continued. The market (as measured by the Karachi SE 100 index) has risen over four times since January 2002 with a historical high point in early 2005 as a result of good corporate results, low interest rates, appreciating currency, investor friendly government policies and high external inflows. Average daily volume has risen significantly over last year or so. This has prompted a lot of new retail and institutional interest in the market. GDP year on year growth during the fiscal year ended June 2004 was 6%. However, political risk in this market remains high and this was underlined by the sell-off in 2005 when global interest rates started to rise.

                                    SRI LANKA

A former British colony, Sri Lanka became a Dominion of the commonwealth in 1948 and became the Democratic Socialist Republic in 1972.

The Sri Lankan economy which had been growing steadily recorded its first post independence decline of 1.4% in 2001 mainly due to terrorist attacks by local separatists targeting installations of economic value and the downturn in the global economy which followed the September 11 attacks in the United States.

The Government at the end of 2001 signed a ceasefire agreement and started peace talks with the separatist forces. The peace talks have had the backing of the international community with Norway, Japan and the United States playing a more active role. The separatist violence has over the years taken a heavy toll on government finances with the country having continuing high budget deficits and debt.

The local economy improved significantly in 2003 as stable exchange rates and reductions in inflation and interest rates followed the recovery in global markets and reflected the new stability surrounding the peace process. The stock market was one of the best performing in the world from mid-2003 until the change of government in April 2004. The resurgence in the economy was reflected in corporate results with most companies listed on the Colombo stock exchange reporting strong growth in earniings for 2004. The tourism industry, a key source of foreign exchange, also rebounded.

The political uncertainty which has followed the election of a more intransigent government (and stalled the peace process) has been followed by the detrimental impact on tourism of the tidal wave in December 2004. Once reconstruction is accomplished the outlook for economic and social development is promising although much of this will depend on a resumption of negotiations with the LTTE (Tamil Tigers). The strategic location of the country enables it to be a regional hub for air and sea transport. The proximity to one of the largest emerging markets in the world, India, and the growing trade between the two coutnries makes Sri Lanka an ideal launch pad for business. The country also has a skilled labour market with a high literacy rate.

                                                                      APPENDIX D

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I. OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX E

                             LLOYD GEORGE MANAGEMENT
                             PROXY VOTING PROCEDURES

I.   INTRODUCTION

As the investment adviser, investment manager or any other roles which are to that effect, Lloyd George Management ("LGM") and its affiliates are responsible (unless clients specified to the contrary in the agreement) for the proxy voting of stocks held in the accounts on behalf of the clients. These clients include mutual funds, ERISA, and other investment advisory accounts.

LGM has adopted and implemented these procedures (and the proxy voting policies attached hereto and incorporated as part of these procedures) that LGM believes is reasonably designed to ensure that proxies are voted in the best interest of its clients, and in accordance with our fiduciary duties, with the Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and with the long-standing fiduciary standards and responsiblities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July29, 1994) of the United States of America.

II. VOTING AUTHORITY

All client accounts of LGM are categorised into three different levels of voting authority, and such records will be kept up-to-date and amended accordingly when required, by the Proxy Administrator ("PA")

Category 0 : if the client or some other parties besides LGM is to vote the proxies

Category 1 : if LGM is to vote the proxies according to LGM's standard proxy voting policies

Category 2 : if the account has special voting objectives and for which LGM has voting responsibility

III. PROXY NOTICES

Proxy notices are received from custodians or proxy processing service companies (which have been delegated with the proxy voting processing task by the custodians), by mail, fax or electronic means. The PA logs all proxy notices received in the proxy notices file and reconcile the account information and the number of shares on the proxy ballot against LGM's latest records. Any discrepancies are communicated to the custodian as soon as possible so that LGM can vote the proxy ballot with the correct information.

IV. VOTING

The PA determines, in consultation with the appropriate analysts/portfolio managers as necessary, how LGM will vote on each matter contained in the proxy statement in accordance with the Proxy Voting Policies (Appendix A) for all category 1 accounts, and in accordance with the accounts' special voting objectives for all category 2 accounts. When there are factors causing an issue to fall outside the usual voting practices indicated by the Proxy Voting Policies, the relevant analysts/portfolio managers will be consulted and the voting decision reached will be recorded on the Analyst/Portfolio Manager Proxy Consultation Form (Appendix B).

V. RETURNING OF VOTED PROXY STATEMENTS

Proxy materials are prioritised so that the earliest meetings will be handled first, and the PA will ensure that the voted proxy statements are returned to the custodian or the proxy processing service company well before the meeting dates. The voted proxy statements are returned by fax or by electronic means via the proxy processing service company's system. Evidence (for example, the fax delivery log, the e-mail delivery receipt or the returned receipt from the custodian) to show that the voted proxy statements have been successfully delivered is retained.

VI. RECORDKEEPING

A copy of the voted proxy statement together with the Analyst/Portfolio Manager Proxy Consultation Form and any other documents that are material in reaching the voting decision are filed alphabetically by company name and by year in which they are voted. Client written request and all written responses by LGM to written or oral requests for proxy voting information are also maintained. These records are retained for five years and in accordance with the recordkeeping requirements stated in Section 204-2 of the Investment Advisers Act of 1940, as amended.

                                                                      Appendix A

                             LLOYD GEORGE MANAGEMENT

                              Proxy Voting Policies

I. INTRODUCTION

Lloyd George Management (the "Adviser") has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Adviser's authority to vote the proxies of their clients is established by its advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

OVERVIEW

The Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to clients consistent with governing laws and the investment policies of each client. In pursuing that goal, the Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of those companies with the principal aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. The Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, the Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Adviser will routinely vote with management), the Adviser will review each matter on a case-by-case basis and reserves the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's portfolio managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - but they are not hard and fast rules, simply because corporate governance issues are so varied.

PROXY VOTING GUIDELINES

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, the Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. ELECTION OF BOARD OF DIRECTORS

The Adviser believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Adviser believes that important board committees (eg audit, nominating and compensation committees) should be entirely independent. In general,

     * The Adviser will support the election of directors that result in a board made up of a majority of independent directors.

     * The Adviser will support the election for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Adviser will hold all directors accountable for the actions of the Board's committees. For example, the Adviser will consider withholding votes for nominees who have recently approved compensation arrangements that the Adviser deems excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

     * The Adviser will support efforts to declassify existing boards, and will vote against efforts by companies to adopt classified board structures.

     * The Adviser will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B. APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Adviser will also consider the reputation of the auditor and any problems that may have arisen in the auditors' performance of services.

C. EXECUTIVE COMPENSATION

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute shareholders' ownership interests in the company or have inherently objectionable structural features.

     * The Adviser will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

     * The Adviser will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Adviser considers other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator will consult with the relevant portfolio manager(s) to determine when or if it may be appropriate to exceed these guidelines.

     * The Adviser will typically vote against plans that have any of the following structural features:

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Adviser is supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilising phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

As a general matter, the Adviser generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Adviser will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

     * The Adviser will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

     * The Adviser will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

     * The Adviser will generally vote against proposals to authorise preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Advisor can vote for proposals to issue such preferred stock in those circumstances.

     * The Adviser will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

     * The Adviser will vote against proposals for a separate class of stock with disparate voting rights.

     * The Adviser will consider on a case-by-case basis board approved proposals regarding changes to a company's capitalization, however the Adviser will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

E. STATE OF INCORPORATION/OFFSHORE PRESENCE

Under ordinary circumstances, the Adviser will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a Board of Directors. The Adviser recognises that there may be many benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Adviser's clients.

F. ENVIRONMENTAL/SOCIAL POLICY ISSUES

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Adviser recognizes that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Adviser generally supports management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Adviser expects that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING

The Adviser will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Adviser. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercise the right to vote. In those circumstances, the Adviser will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking", the Adviser may also abstain from voting. The Adviser will not seek to vote proxies on behalf of their clients unless they have specifically agreed to take on that responsibility on behalf of a client. Finally, the Adviser may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its Client. The policy for resolution of such conflicts is described below in Section V.

RECORDKEEPING

The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Adviser's proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Adviser, the Adviser does not need to retain a separate copy of the proxy statement);

     *    A record of each vote cast;

     * A copy of any document created by the Adviser that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

     * Each written client request for proxy voting records and the Adviser's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Adviser for two years after they are created.

IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

As fiduciary to its clients the Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Adviser are able to identify potential conflicts of interest, the Adviser will take the following steps.

     * Quarterly the Compliance Department will confirm a list of clients and prospective clients with the Marketing Department.

     *    A representative of the Compliance Department will give a list of such
          identified  companies  (the  "Conflicted   Companies")  to  the  Proxy
          Administrator.

     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company the Proxy Adminstrator will report that fact to the Compliance Department.

If the Compliance Department determines that a conflict of interest exists between the Adviser and its client the following steps will be taken to resolve such conflict prior to any proxies relating to these Conflicted Companies being voted.

     * If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the Compliance Department of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the clients involved, the Adviser will seek instruction on how the proxy should be voted from:

          -    The client, in the case of an individual or corporate client;

          - The Board of Directors, or any committee therof identified by the Board, in the case of a Fund; or

          -    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Board of Directors or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse impact on the Adviser's clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

               ANALYST/ PORTFOLIO MANAGER PROXY CONSULTATION FORM

Date:
              ------------------------------------------------------------------

Company Name:
              ------------------------------------------------------------------

Analyst:
              ------------------------------------------------------------------

Issue Number(s) (as numbered in proxy statement) discussed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Vote Decision(s) (indicating issue number):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Reason for Decision(s):


Issue #                          Reason

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

---------------                  -----------------------------------------------

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                                       45

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          May 2, 2005








                                   EATON VANCE
                            INSTITUTIONAL SHORT TERM
                                   INCOME FUND

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Fund. The Fund is a non-diversified, open-end management investment company. The Fund is a series of Eaton Vance Special Investment Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                      Page                                  Page
Strategies and Risks                    2       Service Plan                  15
Investment Restrictions                 4       Performance                   15
Management and Organization             5       Taxes                         16
Investment Advisory and                         Portfolio Securities
  Administrative Services              11         Transactions                18
Other Service Providers                14       Financial Statements          20
Determination of Net Asset Value       14


Appendix A: Fund Specific Information                                         21
Appendix B: Ratings                                                           22
Appendix C: Eaton Vance Funds Proxy Voting Policies and Procedures            26
Appendic D: Adviser Proxy Voting Policies                                     28


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's relevant prospectus dated May 2, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.




(c) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Fixed-Income Securities. Fixed-income securities include preferred stocks, convertible debt securities, bonds, debentures, notes and other types of debt securities (such as collateralized mortgage obligations, mortgage-backed securities and other asset-backed and collateralized obligations). During an economic downturn, the ability of issuers to service their debt may be impaired. In the case of a default, the Fund may retain a defaulted security when the investment adviser deems it advisable to do so. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of an investment that is in default. Issuers of fixed-income securities may reserve the right to call (redeem) the bond. If an issuer redeems securities during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While lower rated debt securities may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated securities are subject to the risk of an issuer's inability to meet principal and interest payments on the securities (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Duration. The dollar-weighted average duration of the Fund will not exceed two years. Duration measures the expected life of a fixed-income security, which can determine its price sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. The portfolio manager will maintain a dollar-weighted average duration of less than two years. Duration differs from maturity in that it considers a security's coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.

Mortgage-Backed and Asset-Backed Securities. While it is not possible to accurately predict the life of a particular issue of a mortgage-backed security, the actual life of any such security is likely to be substantially less than the average maturity of the mortgage pool underlying the security. This is because unscheduled early prepayments of principal on a mortgage-backed security will result from the prepayment, refinancing or foreclosure of the underlying loans in the mortgage pool. The monthly payments (which may include unscheduled prepayments) on such a security may be able to be reinvested only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, this type of security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment and will reduce performance. If such a security has been purchased at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current yield and total returns and will accelerate the recognition of income, which when distributed to Fund shareholders, will be taxable as ordinary income. While asset-backed securities are also susceptible to prepayment risk, the collateral supporting asset-backed securities is generally of shorter maturity than mortgage loans and is less likely to experience substantial unscheduled prepayments. However, the collateral securing such securities may be more difficult to liquidate than mortgage loans. Moreover, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Collateralized mortgage obligations ("CMOs") are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of the CMO, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. Because the interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.


U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years), U.S. Treasury bonds (generally maturities of greater than ten years) and U.S. Treasury inflation protected securities ("TIPs") (with a range of maturities) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(d) the credit of the agency or instrumentality. The Fund may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if the investment adviser determines that the credit risk with respect to such obligations is minimal.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Illiquid Securities. The Fund may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.


Portfolio Turnover. The Fund cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. During the fiscal year ended December 31, 2004, the portfolio turnover rate of the Fund was 390%.


                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;
     (2) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;
     (3) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;
     (4) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures and forward contracts on currency, securities and securities, economic and other indices and may purchase and sell options on such futures contracts;
     (5) Make loans to any person, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities or (d) lending cash consistent with applicable law;
     (6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance  or  variation  margin  in  connection  with all  types of options and futures contracts is not considered the purchase of a security on margin; or
     (7) Invest 25% or more of its total assets in any single industry (provided there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company (a portfolio) with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.


In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings).


The following nonfundamental investment policies have been adopted by the Fund. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders. The Fund will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund to dispose of such security or other asset. However, the Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION


Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth          Trust           Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Since 1989            Chairman, President and          197        Director of EVC
 11/9/41                                                              Chief Executive Officer of
                                                                      BMR, Eaton Vance, EVC and
                                                                      EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 195 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

                                       5

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth          Trust           Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1989      Investment Banking Emeritus,                Tiffany & Co.
                                                and Chairman of       Harvard University Graduate                 (specialty
                                                the Board since       School of Business                          retailer) and
                                                2005                  Administration.                             Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Since 1989            President, Chief Executive       197        None
 9/21/35                                                              Officer and a Director of
                                                                      Asset Management Finance
                                                                      Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth          Trust           Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President              Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                                                              Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

DUKE E. LAFLAMME         Vice President         Since 2001           Vice President of Eaton Vance and BMR. Officer of 11 registered
7/8/69                                                               investment companies managed by Eaton Vance or BMR.

THOMAS H. LUSTER         Vice President         Since 2002           Vice President of Eaton Vance and BMR. Officer of 16 registered
4/8/62                                                               investment companies managed by Eaton Vance or BMR.

                                       6

                         Position(s) with the   Term of Office and
Name and Date of Birth          Trust           Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
GEORGE C. PIERIDES       Vice President         Since 2004           Senior Managing Director of Fox Asset Management. Officer of 12
12/26/57                                                             registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer              Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                                                               registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 195
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.


The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.


Messrs. Hayes, Park, Pearlman and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended December 31, 2004, the Governance Committee convened six times.


The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.


Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended December 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

In considering the renewal of the investment advisory agreement between the Fund and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

* An independent report comparing Fund advisory fees with those of comparable funds;
* An independent report comparing the Fund's expense ratio to those of comparable funds;
*    Information regarding Fund investment performance;
* The economic outlook and the general investment outlook in relevant investment markets;
* Eaton Vance's results and financial condition and the overall organization of the investment adviser;
* The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
* Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
* The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
* The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
* The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Special Committee noted the experience of the investment professionals and other personnel who would provide services under the investment advisory agreement. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of information with respect to Fund investment performance, the Special Committee concluded that, in light of the unique management strategy of the Fund and the manner in which the strategy addresses special needs of investors, the Fund's performance has been reasonable. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the profit levels of the investment adviser and its affiliates in providing investment management and administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the other benefits realized by Eaton Vance and its affiliates in connection with the operation of the Fund and noted in particular that the Fund had benefited from a voluntary waiver of fees by Eaton Vance and its affiliates. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also concluded that, in light of the size of the Fund and the level of profitability to the adviser, the adviser and its affiliates are not realizing material economies of scale that warrant the implementation of breakpoints at this time.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.

                                                                            Aggregate Dollar Range of Equity
                                                                           Securities Owned in All Registered
                                 Dollar Range of Equity Securities          Funds Overseen by Trustee in the
Name of Trustee                         Owned in the Fund                       Eaton Vance Fund Complex
---------------                         -----------------                       ------------------------
INTERESTED TRUSTEE
James B. Hawkes                              None                                  over $100,000
NONINTERESTED TRUSTEES
Benjamin C. Esty**                           None                                       None
Samuel L. Hayes, III                         None                                  over $100,000
William H. Park                              None                                  over $100,000
Ronald A. Pearlman                           None                                  over $100,000
Norton H. Reamer                             None                                  over $100,000
Lynn A. Stout                                None                                  over $100,000*
Ralph F. Verni**                             None                                       None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the trust or any of their immediate family members served as an officer.

Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Fund (and the other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended December 31, 2004, the Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex/(1)/:

 Source of      Jessica M.    Samuel L.       William H.        Ronald A.              Norton H.       Lynn A.
Compensation    Bibliowicz(5)   Hayes           Park            Pearlman                Reamer          Stout
------------    ----------      -----           ----            --------                ------          -----
Trust(2)         $   988      $  3,907         $  3,535         $  3,592              $  3,709        $  3,779
Trust and
  Fund Complex    48,125       200,000          180,000(3)       180,000               190,000         190,000(4)

(1) As of May 1, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.
(2)  The Trust consisted of 11 Funds as of December 31, 2004.
(3)  Includes $107,008 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.
(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization

The Fund is a series of the Trust, which was organized under Massachusetts law on March 27, 1989 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Proxy Voting Policy. The Board of Trustees of the Trust adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix C and Appendix D. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Fund and provides related office facilities and personnel subject to the supervision of the Trust's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Fund pays Eaton Vance under the Investment Advisory Agreement, see the prospectus. As at December 31, 2004, the Fund had net assets of $135,027,354. For the fiscal year ended December 31, 2004 and for the period from the start of business, January 7, 2003, to December 31, 2003, Eaton Vance would have earned, absent a voluntary fee waiver, advisory fees of $394,267 and $230,451, respectively. Eaton Vance voluntarily waived a portion of its fee for the fiscal year ended December 31, 2004 and for the period from the start of business, January 7, 2003, to December 31, 2003 in the amount of $315,413 and $29,179, respectively.

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


Portfolio Manager. The portfolio manager of the Fund is Thomas Luster. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of the Fund's most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                         Number of      Total Assets of             Number of Accounts      Total Assets of Accounts
                                        All Accounts      All Accounts          Paying a Performance Fee    Paying a Performance Fee
                                        ------------    ---------------         ------------------------    ------------------------
Registered Investment Companies             4           $5,421.9                          0                 $0
Other Pooled Investment Vehicles            0           $    0                            0                 $0
Other Accounts                             10           $  445.0                          0                 $0

* In millions of dollars. For registered investment companies, assets represent net assets of all open-end invesment companies and gross assets of all closed-end investment companies.

Mr. Luster beneficially owned between $0 - $10,000 of shares of the Fund as of the Fund's most recent fiscal year ended December 31, 2004.

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.


Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, and the Fund is authorized to pay Eaton Vance a fee in the amount of 0.10% of average daily net assets for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.


For the fiscal year ended December 31, 2004, the Fund had net assets of $135,027,354. For the for the fiscal year ended December 31, 2004 and for the period from the start of business, January 7, 2003, to December 31, 2003, Eaton Vance earned administration fees in the amount of $157,708 and $92,181, respectively.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended December 31, 2004, Eaton Vance was paid $9 by the transfer agent for sub-transfer agency services performed on behalf of the Fund.


Information About Eaton Vance. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo
I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.


Code of Ethics. The investment adviser, principal underwriter, and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. The Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser or the principal underwriter). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Fund shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund. IBT has custody of all cash and securities of the Fund, maintains the general ledger of the Fund and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund is computed by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Shares" in the prospectus). The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trustees of the Trust have established the following procedures for the fair valuation of the Fund's assets under normal market conditions. Fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale price on the day of valuation or, if there were no sales that day, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Exchange-traded options are valued at the last sale price on the day of the valuation as quoted on the principal exchange or board of trade on which the options are traded, or in the absence of sales on such date, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity.

The amortized cost of an instrument is determined by valuing it at cost originally and thereafter accreting any discount or amortizing any premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price that would be received if the instruments were sold. Consequently, changes in the market value of instruments held during periods of rising or falling interest rates will not be reflected either in the computation of net asset value or in the daily computation of net investment income.

All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                                  SERVICE PLAN

The Trust on behalf of the Fund has in effect a Service Plan (the "Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the prospectus.

The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. The Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the affected shareholders and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Plan was approved by the Trustees, including the Plan Trustees, on October 21, 2002. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plan because their employers (or affiliates thereof) receive distribution and/or service fees under the Plan or agreements related thereto. For the service fees paid under the Plan, see Appendix A.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

     * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public
          reference           room           is           available           at
          http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265
     * Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.
     * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person;. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended December 31, 2004.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for Massachusetts and federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Under the Code, the redemption or exchange of shares of a RIC normally results in capital gain or loss if such shares are held as capital assets. Section 1258 of the Code re characterizes all or a portion of any capital gain from the disposition or other termination of a position held as part of a "conversion transaction" as ordinary income. Conversion transactions include, among other things, certain transactions which are marketed or sold as producing a capital gain. Investors should consult their own tax advisers concerning whether Section 1258 may apply to their transactions in Fund shares.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then
100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance. The Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

The U.S. Treasury bills, notes and bonds purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers and banks acting for their own account rather than as brokers, and the Fund may also acquire such obligations in the periodic auctions of the U.S. Treasury. Firms acting for their own account attempt to profit from such transactions by buying at the bid price and selling at a higher asked price for such obligations, and the difference between such prices is customarily referred to as the spread. While it is anticipated that the Fund will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Fund and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser executes Fund securities transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary

Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution. For the fiscal year ended December 31, 2004 and for the period from the start of business, January 7, 2003, to December 31, 2003, the Fund paid no brokerage commissions on portfolio security transactions.


                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


Registrant incorporates by reference the audited financial information for the Fund for the fiscal year ended December 31, 2004, as previously filed electronically with the SEC (Accession No. 0001047469-05-006019).

                                                                      APPENDIX A

                          Fees, Performance & Ownership


Service Fees. For the fiscal year ended December 31, 2004, the Fund made service fee payments under the Plan aggregating $236,007, $115,492 of which was paid to investment dealers and the balance of which was retained by the principal underwriter. To enhance the net investment income of the Fund, the principal underwriter made a reduction of its service fee in the amount of $157,702.

Performance Information. The table below the cumulative and average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in Fund shares for the periods shown in the table. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                        Length of Period Ended December 31, 2004
Average Annual Total Return:                    One Year*       Life of Fund*
----------------------------                    ---------       -------------
Before Taxes                                      1.19%            1.08%
After Taxes on Distributions                      0.81%            0.78%
After Taxes on Distributions and Redemptions      0.77%            0.75%

     Fund commenced operations January 7, 2003.

For the 30 days ended December 31, 2004, the SEC yield was 1.77%.

Control Persons and Principal Holders of Securities. At April 1, 2005 the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Eaton Vance Management                  Boston, MA              43.7%
Best Buy Co. Inc.                       Richfield, MN           17.4%
PPD Development, LP                     Wilmington, NC          11.3%
Sierra Military Health Services LLC     Las Vegas, NV            9.4%
Sierra Health Services Inc.             Las Vegas, NV            8.3%


To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the outstanding shares of the Fund as of such date.

Beneficial owners of 25% or more of the Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.

                                                                      APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
     3.   There is a lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Debt

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     --   Leading market positions in well established industries.
     --   High rates of return on funds employed.
     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred - and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

High Yield Bond Ratings

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Investment Grade Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F-1".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                      APPENDIX C


                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.   Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX D

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

     B.   Approval of Independent Auditors

     The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

     C.   Executive Compensation

     The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     * The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
     * The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

     These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

     * The Advisers will typically vote against plans that have any of the following structural features :

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of
     receiving   a  greater   number  of   options.

     D.   Corporate Structure Matters/Anti-Takeover Defenses

     As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
     * The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     * The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
     * The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
     * The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
     * The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
     * The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

     E.   State of Incorporation/Offshore Presence

     Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

     F.   Environmental/Social Policy Issues

     The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

     G.   Circumstances Under Which The Advisers Will Abstain From Voting

     The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.


V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          May 2, 2005








                                   EATON VANCE
                            INSTITUTIONAL SHORT TERM
                                  TREASURY FUND

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-262-1122



This Statement of Additional Information ("SAI") provides general information about the Fund. The Fund is a non-diversified, open-end management investment company. The Fund is a series of Eaton Vance Special Investment Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                      Page                                  Page
Investment Restrictions                 2       Service Plan                  12
Management and Organization             3       Performance                   13
Manager                                 9       Taxes                         14
Other Service Providers                11       Portfolio Securities
Determination of                                  Transactions                16
  Net Asset Value                      12       Financial Statements          18

Appendix A: Fund Specific Information                                         19
Appendix B: Eaton Vance Funds Proxy Voting Policies and Procedures            20
Appendix C: Adviser Proxy Voting Policies                                     22


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's relevant prospectus dated May 2, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.




(c) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;
     (2) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;
     (3) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;
     (4) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures and forward contracts on currency, securities and securities, economic and other indices and may purchase and sell options on such futures contracts;
     (5) Make loans to any person, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements or (c) lending portfolio securities;
     (6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance  or  variation  margin  in  connection  with all  types of options and futures contracts is not considered the purchase of a security on margin; or
     (7) Invest 25% or more of its total assets in any single industry (provided there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).


In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings).


Notwithstanding the investment policies and restrictions of the Fund, the Fund may, upon Trustee approval, invest its assets in one or more open-end investment companies to the extent permitted by the 1940 Act.

The following nonfundamental investment policies have been adopted by the Fund. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders. The Fund will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund to dispose of such security or other asset. However, the Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION


Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth          Trust           Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee                Since 1989            Chairman, President and          197        Director of EVC
 11/9/41                                                              Chief Executive Officer of
                                                                      BMR, Eaton Vance, EVC and
                                                                      EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 195 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee of the        Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      Trust since 1989      Investment Banking Emeritus,                Tiffany & Co.
                                                and Chairman of       Harvard University Graduate                 (specialty
                                                the Board since       School of Business                          retailer) and
                                                2005                  Administration.                             Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Since 1989            President, Chief Executive       197        None
 9/21/35                                                              Officer and a Director of
                                                                      Asset Management Finance
                                                                      Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

                                       3

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth          Trust           Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS E. FAUST JR.      President              Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV; Chief
5/31/58                                                              Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                     Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                     LLC and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance). Officer of 61 registered investment companies managed by Eaton Vance or BMR.

DUKE E. LAFLAMME         Vice President         Since 2001           Vice President of Eaton Vance and BMR. Officer of 11 registered
7/8/69                                                               investment companies managed by Eaton Vance or BMR.

THOMAS H. LUSTER         Vice President         Since 2002           Vice President of Eaton Vance and BMR. Officer of 16 registered
4/8/62                                                               investment companies managed by Eaton Vance or BMR.

GEORGE C. PIERIDES       Vice President         Since 2004           Senior Managing Director of Fox Asset Management. Officer of 12
12/26/57                                                             registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer              Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                                                               registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 195
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.


The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.


Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended December 31, 2004, the Governance Committee convened six times.


The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.


Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended December 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

In considering the renewal of the investment advisory agreement between the Fund and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

* An independent report comparing Fund advisory fees with those of comparable funds;
* An independent report comparing the Fund's expense ratio to those of comparable funds;
* Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;
* The economic outlook and the general investment outlook in relevant investment markets;
* Eaton Vance's results and financial condition and the overall organization of the investment adviser;
* The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
* Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
* The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
* The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
* The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Special Committee noted the experience of the investment professionals and other personnel who would provide services under the investment advisory agreement. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of information with respect to Fund investment performance, the Special Committee concluded that, in light of the the unique management strategy of the Fund and the manner in which the strategy addresses special needs of investors, the performance of the Fund has been reasonable. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the profit levels of the investment adviser and its affiliates in providing investment management and administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the other benefits realized by Eaton Vance and its affiliates in connection with the operation of the Fund and noted in particular that the Fund had benefited from a voluntary waiver of fees by Eaton Vance and its affiliates. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also concluded that, in light of the size of the Fund and the level of profitability to the adviser, the adviser and its affiliates are not realizing material economies of scale that warrant the implementation of breakpoints at this time.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.

                                                                            Aggregate Dollar Range of Equity
                                                                           Securities Owned in All Registered
                                 Dollar Range of Equity Securities          Funds Overseen by Trustee in the
Name of Trustee                         Owned in the Fund                       Eaton Vance Fund Complex
---------------                         -----------------                       ------------------------
INTERESTED TRUSTEE
James B. Hawkes                              None                                  over $100,000
NONINTERESTED TRUSTEES
Benjamin C. Esty**                           None                                       None
Samuel L. Hayes, III                         None                                  over $100,000
William H. Park                              None                                  over $100,000
Ronald A. Pearlman                           None                                  over $100,000
Norton H. Reamer                             None                                  over $100,000
Lynn A. Stout                                None                                  over $100,000*
Ralph F. Verni**                             None                                       None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.


As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Fund (and the other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended December 31, 2004, the Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex/(1)/:

 Source of      Jessica M.    Samuel L.       William H.        Ronald A.              Norton H.       Lynn A.
Compensation    Bibliowicz      Hayes           Park            Pearlman                Reamer          Stout
------------    ----------      -----           ----            --------                ------          -----
Trust(2)         $   988      $  3,907         $  3,535         $  3,592              $  3,709        $  3,779
Trust and
  Fund Complex    48,125       200,000          180,000(3)       180,000               190,000         190,000(4)

(1) As of May 1, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.
(2)  The Trust consisted of 11 Funds as of December 31, 2004.
(3)  Includes $107,008 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.
(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. The Fund is a series of the Trust, which was organized under Massachusetts law on March 27, 1989 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. In the event of the liquidation of the Fund, shareholders entitled to share pro rata in the net assets available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.


Proxy Voting Policy. The Board of Trustees of the Trust adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.


The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and Adviser Policies, see Appendix B and Appendix C. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                     MANAGER

The Fund engages Eaton Vance as its manager pursuant to a Management Agreement dated October 19, 1998. Eaton Vance manages the investments and affairs of the Fund and provides related office facilities subject to the supervision of the Trust's Board of Trustees. Eaton Vance furnishes to the Fund investment advice and assistance, administrative services, office space, equipment and personnel, and has arranged for certain members of the Eaton Vance organization to serve without salary as officers or Trustees of the Trust.


For a description of the compensation that the Fund pays Eaton Vance under the Management Agreement, see the prospectus. As of December 31, 2004, the Fund had net assets of $9,988,359. For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid Eaton Vance management fees of $35,084, $43,654 and $1,667,264 (absent a voluntary fee waiver), respectively (equivalent to 0.35% of the Fund's average daily net assets for each such period). For the fiscal years ended December 31, 2004, 2003 and 2002, Eaton Vance voluntarily waived its management fee in the amount of $23,055, $28,686 and $247,758, respectively.


The Management Agreement with Eaton Vance continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that Eaton Vance may render services to others. The Agreement also provides that Eaton Vance shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


Portfolio Manager. The portfolio manager of the Fund is Duke Laflamme. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of the Fund's most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                        Number of      Total Assets of             Number of Accounts      Total Assets of Accounts
                                       All Accounts      All Accounts          Paying a Performance Fee    Paying a Performance Fee*
                                       ------------    ---------------         ------------------------    ------------------------
Registered Investment Companies           1            $10.0                           0                   $0
Other Pooled Investment Vehicles          1            $97.2                           0                   $0
Other Accounts                            1            $                               0                   $0

*    In millions of dollars.

Mr. Laflamme beneficially owned between $0 - $10,000 of shares of the Fund as of the Fund's most recent fiscal year ended December 31, 2004.

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.


Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.


Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended December 31, 2004, Eaton Vance was paid $3 by the transfer agent for sub-transfer agency services performed on behalf of the Fund.


Information About Eaton Vance. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo
I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.


Code of Ethics. The manager, principal underwriter, and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.


Expenses. The Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser or the principal underwriter). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The Fund will also bear expenses incurred in connection with litigation in which the Fund is a party and any legal obligation the Fund may have to indemnify the Trust's officers and Trustees with respect thereto.

                             OTHER SERVICE PROVIDERS


Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Fund shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund. IBT has custody of all cash and securities of the Fund, maintains the general ledger of the Fund and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund is computed by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Shares" in the prospectus). The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trustees of the Trust have established the following procedures for the fair valuation of the Fund's assets under normal market conditions. Fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale price on the day of valuation or, if there were no sales that day, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Exchange-traded options are valued at the last sale price on the day of the valuation as quoted on the principal exchange or board of trade on which the options are traded, or in the absence of sales on such date, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices.

All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                                  SERVICE PLAN

The Trust on behalf of the Fund has in effect a Service Plan (the "Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the prospectus.

The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. The Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the affected shareholders and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested

Trustees shall be committed to the discretion of such Trustees. The Plan was approved by the Trustees, including the Plan Trustees, on October 19, 1998. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plan because their employers (or affiliates thereof) receive distribution and/or service fees under the Plan or agreements related thereto. For the service fees paid under the Plan, see Appendix A.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

     * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public
          reference           room           is           available           at
          http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265
     * Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.
     * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person;. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended December 31, 2004.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for Massachusetts and federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Under the Code, the redemption or exchange of shares of a RIC normally results in capital gain or loss if such shares are held as capital assets. Section 1258 of the Code re characterizes all or a portion of any capital gain from the disposition or other termination of a position held as part of a "conversion transaction" as ordinary income. Conversion transactions include, among other things, certain transactions which are marketed or sold as producing a capital gain. Investors should consult their own tax advisers concerning whether Section 1258 may apply to their transactions in Fund shares.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.


In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.


Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance. The Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

The U.S. Treasury bills, notes and bonds purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers and banks acting for their own account rather than as brokers, and the Fund may also acquire such obligations in the periodic auctions of the U.S. Treasury. Firms acting for their own account attempt to profit from such transactions by buying at the bid price and selling at a higher asked price for such obligations, and the difference between such prices is customarily referred to as the spread. While it is anticipated that the Fund will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Fund and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser executes Fund securities transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution. For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid no brokerage commissions on portfolio security transactions.


                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


Registrant incorporates by reference the audited financial information for the Fund for the fiscal year ended December 31, 2004, as previously filed electronically with the SEC (Accession No. 0001047469-05-006019).

                                                                      APPENDIX A

                          Fees, Performance & Ownership


Service Fees. For the fiscal year ended December 31, 2004, the Fund made service fee payments under the Plan aggregating $12,996, none of which was paid to investment dealers and the balance of which was retained by the principal underwriter. To enhance the net investment income of the Fund, the principal underwriter made a reduction of its service fee in the amount of $12,029.

Performance Information. The table below indicates the cumulative and average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in Fund shares for the periods shown in the table. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.


                                                                                  Length of Period Ended December 31, 2004
Average Annual Total Return:                                                    One Year        Five Years*     Life of Fund*
----------------------------                                                    --------        -----------     -------------
Before Taxes                                                                     0.95%             2.35%            2.68%
After Taxes on Distributions                                                     0.62%             1.63%            1.85%
After Taxes on Distributions and Redemptions                                     0.61%             1.56%            1.77%

     Fund commenced operations January 4, 1999.

For the 30 days ended December 31, 2004, the SEC yield was 1.65%.

Control Persons and Principal Holders of Securities. At April 1, 2005, Eaton Vance owned all of the outstanding shares of the Fund , being the only shares of the Fund outstanding as of such date. Beneficial owners of 25% or more of the Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.

                                                                      APPENDIX B


                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.   Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX C

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

     B.   Approval of Independent Auditors

     The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

     C.   Executive Compensation

     The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     * The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
     * The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

     These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

     * The Advisers will typically vote against plans that have any of the following structural features :

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options. D. Corporate Structure Matters/Anti-Takeover Defenses As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
     * The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     * The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
     * The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
     * The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
     * The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
     * The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

     E.   State of Incorporation/Offshore Presence

     Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

     F.   Environmental/Social Policy Issues

     The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

     G.   Circumstances Under Which The Advisers Will Abstain From Voting

     The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                           PART C - OTHER INFORMATION

Item 23. Exhibits (with inapplicable items omitted)

  (a)(1) Amended and Restated Declaration of Trust dated September 27, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 42 filed July 17, 1995 and incorporated herein by reference.

     (2) Amendment to the Declaration of Trust dated June 23, 1997 filed as Exhibit (1)(b) to Post-Effective Amendment No. 48 filed October 10, 1997 (Accession No. 0000950156-97-000868) and
               incorporated herein by reference.

     (3) Amendment of Establishment and Designation of Series of Shares of Beneficial Interest, Without Par Value effective June 16, 2003 filed as Exhibit (a)(3) to Post-Effective Amendment No. 68 filed July 9, 2003 (Accession No. 00009404934-03-000489) and incorporated herein by reference.

  (b)(1) By-Laws filed as Exhibit (2)(a) to Post-Effective Amendment No. 42 filed July 17, 1995 and incorporated herein by reference.

     (2)       Amendment  to By-Laws  dated  December  13, 1993 filed as Exhibit
               (2)(b) to Post-Effective Amendment No. 42 filed July 17, 1995 and incorporated herein by reference.

     (3) Amendment to By-Laws dated June 18, 2002 filed as Exhibit (b)(3) to Post-Effective Amendment No. 65 filed October 23, 2002 and incorporated herein by reference.

     (4)       Amendment to By-Laws dated February 7, 2005 filed herewith.

  (c)          Reference is made to Item 23(a) and 23(b) above.

  (d)(1) Investment Advisory Agreement with Eaton Vance Management for EV Traditional Emerging Growth Fund dated December 31, 1996 filed as Exhibit (5)(e) to Post-Effective Amendment No. 45 filed December 31, 1996 (Accession No. 0000940394-96-000391) and incorporated herein by reference.

     (2) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Institutional Short Term Income Fund dated October 21, 2002 filed as Exhibit (d)(2) to Post-Effective Amendment No. 66 filed December 30, 2002 (Accession No. 0000940394-02-000786)
               and incorporated herein by reference.

     (3) Investment Advisory Agreement between Eaton Vance Special Investment Trust, on behalf of Eaton Vance Small-Cap Value Fund, and Boston Management and Research dated April 13, 2004 filed as Exhibit (d)(3) to Post-Effective Amendment No. 70 filed April 28, 2004 (Accession No. 0000940394-04-000434) and incorporated herein by reference.

     (4) Investment Sub-Advisory Agreement between Boston Management and Research and Fox Asset Management LLC for Eaton Vance Small-Cap Value Fund dated April 13, 2004 filed as Exhibit (d)(4) to
               Post-Effective Amendment No. 70 filed April 28, 2004 and incorporated herein by reference.

  (e)(1)(a) Amended and Restated Distribution Agreement between Eaton Vance Special Investment Trust and Eaton Vance Distributors, Inc. effective June 16, 2003 with attached Schedule A filed as Exhibit
               (e)(1)(a) to Post-Effective Amendment No. 68 filed July 9, 2003 and incorporated herein by reference.

     (2) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Post-Effective Amendment No. 61 filed December 28, 1995 (Accession No. 0000950156-95-000883) to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

  (f) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

  (g)(1) Custodian Agreement with Investors Bank & Trust Company dated March 24, 1994 filed as Exhibit (8) to Post-Effective Amendment No. 42 filed July 17, 1995 and incorporated herein by reference.

     (2)       Amendment  to Custodian  Agreement  with  Investors  Bank & Trust
               Company  dated  October  23,  1995  filed as  Exhibit  (8)(b)  to
               Post-Effective Amendment No. 43 filed April 29, 1996 (Accession No. 0000940394-96-000194) and incorporated herein by reference.

     (3) Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) (Accession No. 0000950156-99-000050) filed
               January 25, 1999 and incorporated herein by reference.

     (4) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
               (g)(4) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed January 23, 2001
               (Accession No. 0000940394-01-500027) and incorporated herein by reference.

     (5) Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267,
               811-05808) filed April 3, 2001 (Accession No. 0000940394-01-500125) and incorporated herein by reference.

  (h)(1)(a) Management Contract between Eaton Vance Special Investment Trust (on behalf of certain of its series) and Eaton Vance Management filed as Exhibit (5)(a)(1) to Post-Effective Amendment No. 48 filed October 10, 1997 and incorporated herein by reference.

        (b)    Amended Schedule A-1 dated November 17, 1997 filed as Exhibit No.
               (5)(a)(2) to Post-Effective Amendment No. 49 filed December 15, 1997 (Accession No. 0000950156-97-000988) and incorporated herein by reference.

     (2) Management Agreement between Eaton Vance Special Investment Trust on behalf of Eaton Vance Institutional Short Term Treasury Fund and Eaton Vance Management filed as Exhibit (h)(2) to Post-Effective Amendment No. 52 filed October 20, 1998 (Accession No. 0000950156-98-000643) and incorporated herein by reference.

     (3)(a) Amended Administrative Services Agreement between Eaton Vance Special Investment Trust (on behalf of each of its series listed on Schedule A) and Eaton Vance Management dated June 19, 1995 filed as Exhibit (9) to Post-Effective Amendment No. 42 filed July 17, 1995 and incorporated herein by reference.

        (b) Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services Agreement filed as Exhibit (9)(a)(2) to Post-Effective Amendment No. 48 filed October 10, 1997 and incorporated herein by reference.

     (4)(a) Administrative Services Agreement between Eaton Vance Special Investment Trust (on behalf of each of its series listed on Schedule A) and Eaton Vance Management dated April 26, 2000 filed as Exhibit (h)(4) to Post-Effective Amendment No. 57 filed April 26, 2000 (Accession No. 0000950156-00-000245) and incorporated herein by reference.

        (b)    Schedule A to Administrative  Services Agreement filed as Exhibit
               (h)(4)(b) to Post-Effective Amendment No. 66 filed December 30, 2002 and incorporated herein by reference.

     (5) Administrative Services Agreement between Eaton Vance Special Investment Trust on behalf of Eaton Vance Institutional Short Term Income Fund and Eaton Vance Management dated October 21, 2002 filed as Exhibit (h)(5) to Post-Effective Amendment No. 66 filed December 30, 2002 and incorporated herein by reference.

     (6)       Transfer  Agency  Agreement  dated July 31, 2003 filed as Exhibit
               (h)(3) to Post-Effective Amendment No. 82 of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) (Accession No. 0000940394-03-000592) filed July 31, 2003 and incorporated herein by reference.

     (7) Sub-Transfer Agency Services Agreement effective August 1, 2002 between PFPC Inc. and Eaton Vance Management filed as Exhibit
               (h)(3) to Post-Effective No. 45 of Eaton Vance Investment Trust (File Nos. 33-1121, 811-4443) filed July 24, 2002 (Accession No.
               0000940394-02-000462) and incorporated herein by reference.

  (i)          Opinion of Internal Counsel filed herewith.

  (j)(1) Consent of Independent Registered Public Accounting Firm for Eaton Vance Balanced Fund filed herewith.

     (2) Consent of Independent Registered Public Accounting Firm for Eaton Vance Small-Cap Growth Fund filed herewith.

     (3) Consent of Independent Registered Public Accounting Firm for Eaton Vance Emerging Markets Fund filed herewith.

     (4) Consent of Independent Registered Public Accounting Firm for Eaton Vance Greater India Fund filed herewith.

     (5) Consent of Independent Registered Public Accounting Firm for Eaton Vance Large-Cap Value Fund filed herewith.

     (6)       Consent of  Independent  Registered  Public  Accounting  Firm for
               Eaton  Vance   Institutional   Short  Term  Treasury  Fund  filed
               herewith.

     (7) Consent of Independent Registered Public Accounting Firm for Eaton Vance Special Equities Fund filed herewith.

     (8) Consent of Independent Registered Public Accounting Firm for Eaton Vance Utilities Fund filed herewith.

     (9) Consent of Independent Registered Public Accounting Firm for Eaton Vance Large-Cap Core Fund filed herewith.

     (10) Consent of Independent Registered Public Accounting Firm for Eaton Vance Small-Cap Value Fund filed herewith.

     (11) Consent of Independent Registered Public Accounting Firm for Eaton Vance Institutional Short Term Income Fund filed herewith.

  (m)(1)(a) Eaton Vance Special Investment Trust Class A Service Plan adopted June 23, 1997 effective June 23, 1997 filed as Exhibit (15)(a) to Post-Effective Amendment No. 48 filed October 10, 1997 and incorporated herein by reference.

        (b)    Amended  Schedule  A to Class A  Service  Plan  filed as  Exhibit
               (m)(1)(b) to Post-Effective Amendment No. 65 filed October 23, 2002 and incorporated herein by reference.

     (2)(a) Eaton Vance Special Investment Trust Class A Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-Effective Amendment No. 48 filed October 10, 1997 and incorporated herein by reference.

       (b)     Amended  Schedule  A-1 dated  November  17, 1997 filed as Exhibit
               (15)(b)(1) to Post-Effective Amendment No. 49 filed December 17, 1997 and incorporated herein by reference.

     (3)(a) Eaton Vance Special Investment Trust Class B Distribution Plan adopted June 23, 1997 filed as Exhibit (15)(c) to Post-Effective Amendment No. 48 filed October 10, 1997 and incorporated herein by reference.

        (b)    Amended Schedule A to Class B Distribution  Plan filed as Exhibit
               (m)(3)(b) to Post-Effective Amendment No. 64 filed August 23, 2002 (Accession No. 0000940394-02-000512) and incorporated herein by reference.

     (4)(a) Eaton Vance Special Investment Trust Class C Distribution Plan adopted June 23, 1997 filed as Exhibit (15)(d) to Post-Effective Amendment No. 48 filed October 10, 1997 and incorporated herein by reference.

        (b)    Amended Schedule A to Class C Distribution  Plan filed as Exhibit
               (m)(4)(b) to Post-Effective Amendment No. 64 filed August 23, 2002 and incorporated herein by reference.

     (5)(a) Eaton Vance Special Investment Trust Class R Distribution Plan adopted June 16, 2003 with attached Schedule A filed as Exhibit
               (5)(a) to Post-Effective Amendment No. 68 filed July 9, 2003 and incorporated herein by reference.

  (n) Amended and Restated Multiple Class Plan for Eaton Vance Funds dated February 9, 2004 filed as Exhibit (o)(1) to Post-Effective Amendment No. 94 of Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-4015) filed February 26, 2004 (Accession No.
               0000940394-04-000170) and incorporated herein by reference.

  (p)(1)       Code  of  Ethics  adopted  by  Eaton  Vance  Corp.,  Eaton  Vance
               Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised February 1, 2005, filed as Exhibit (r)(1) to the Registration Statement on Form N-2 of Eaton Vance Global Enhanced Equity Income Fund (File Nos. 33-122540, 811-21711) filed February 4, 2005 (Accession No. 0000898432-05-000098) and
               incorporated herein by reference.

     (2) Code of Ethics adopted by the Lloyd George Management Group, which includes: Lloyd George Management (BVI) Ltd, Lloyd George Investment Management (Bermuda) Ltd, Lloyd George Management (Hong Kong) Ltd, Lloyd George Investment Management (Hong Kong) Limited, Lloyd George Management (Europe) Ltd, Lloyd George Management (Singapore) Pte Ltd and the LGM Funds effective November 2004 filed as Exhibit (p)(2) to Post-Effective Amendment No. 72 filed November 19, 2004 and incorporated herein by reference.

     (3) Code of Ethics - Fox Asset Management LLC effective March 1, 2004 filed as Exhibit (p)(3) to Post-Effective Amendment No. 70 filed April 28, 2004 and incorporated herein by reference.

  (q)(1) Power of Attorney for Eaton Vance Special Investment Trust dated July 1, 2003 filed as Exhibit (q)(1) to Post-Effective Amendment No. 68 filed July 9, 2003 and incorporated herein by reference.

     (2) Power of Attorney for Capital Growth Portfolio, Large-Cap Value Portfolio, Small-Cap Growth Portfolio and Utilities Portfolio dated July 1, 2003 filed as Exhibit (q)(2) to Post-Effective Amendment No. 68 filed July 9, 2003 and incorporated herein by reference.

     (3) Power of Attorney for Emerging Markets Portfolio dated July 1, 2003 filed as Exhibit (q)(3) to Post-Effective Amendment No. 70 filed April 28, 2004 and incorporated herein by reference.

     (4) Power of Attorney for Investment Grade Income Portfolio dated July 1, 2003 filed as Exhibit (q)(4) to Post-Effective Amendment No. 68 filed July 9, 2003 and incorporated herein by reference.

     (5) Power of Attorney for Large-Cap Core Portfolio dated July 1, 2003 filed as Exhibit (q)(5) to Post-Effective Amendment No. 68 filed July 9, 2003 and incorporated herein by reference.

     (6) Power of Attorney for Small-Cap Value Portfolio dated July 1, 2003 filed as Exhibit (q)(6) to Post-Effective Amendment No. 68 filed July 9, 2003 and incorporated herein by reference.

     (7) Power of Attorney for Special Equities Portfolio dated July 1, 2003 filed as Exhibit (q)(7) to Post-Effective Amendment No. 68 filed July 9, 2003 and incorporated herein by reference.

     (8) Power of Attorney for South Asia Portfolio dated July 1, 2003 filed as Exhibit (q)(8) to Post-Effective Amendment No. 70 filed April 28, 2004 and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control

     Not applicable

Item 25. Indemnification

     Article IV of the Registrant's Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote.
Article XI of the By-Laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 26. Business and Other Connections of Investment Advisers

     Reference is made to: (i) the information set forth under the caption "Management and Organization" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930), BMR (File No. 43127), Lloyd George (File No. 801-40889) and Fox Asset Management, LLC (File No. 801-26379) filed with the Commission, all of which are incorporated herein by reference.

Item 27. Principal Underwriters

     (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the registered investment companies named below:

Eaton Vance Advisers Senior Floating-Rate Fund            Eaton Vance Mutual Funds Trust
Eaton Vance Growth Trust                                  Eaton Vance Prime Rate Reserves
Eaton Vance Institutional Senior Floating-Rate Fund       Eaton Vance Series Trust II
Eaton Vance Investment Trust                              Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust                              EV Classic Senior Floating-Rate Fund
Eaton Vance Municipals Trust II                           Eaton Vance Variable Trust

     (b)

         (1)                           (2)                          (3)
 Name and Principal           Positions and Offices        Positions and Offices
  Business Address*        with Principal Underwriter         with Registrant
  -----------------        --------------------------         ---------------

      Ira Baron                  Vice President                    None
    John Bercini                 Vice President                    None
     Chris Berg                  Vice President                    None
  Kate B. Bradshaw               Vice President                    None
    Timothy Breer                Vice President                    None
   Eric Caplinger                Vice President                    None
    Mark Carlson                 Vice President                    None
     Randy Clark                 Vice President                    None
  Daniel C. Cataldo       Vice President and Treasurer             None
  Patrick Cosgrove               Vice President                    None
     Raymond Cox                 Vice President                    None
    Peter Crowley                Vice President                    None
    Kevin Darrow                 Vice President                    None
    Derek Devine                 Vice President                    None
   Todd Dickinson                Vice President                    None
     John Dolan                  Vice President                    None
   James Durocher                Vice President                    None
   Alan R. Dynner      Vice President, Secretary and Clerk       Secretary
  Robert Ellerbeck               Vice President                    None
    Daniel Ethier                Vice President                    None
     Troy Evans                  Vice President                    None
     Vince Falbo                 Vice President                    None

 Richard A. Finelli              Vice President                    None
    Daniel Flynn                 Vice President                    None
     James Foley                 Vice President                    None
  Michael A. Foster              Vice President                    None
   Kathleen Fryer                Vice President                    None
Anne Marie Gallagher             Vice President                    None
  William M. Gillen           Senior Vice President                None
  Hugh S. Gilmartin              Vice President                    None
    John Greenway                Vice President                    None
   Jorge Gutierrez               Vice President                    None
    Peter Hartman                Vice President                    None
   James B. Hawkes         Vice President and Director           Trustee
  Joseph Hernandez               Vice President                    None
   Perry D. Hooker               Vice President                    None
  Elizabeth Johnson              Vice President                    None
    Paul F. Jones                Vice President                    None
     Steve Jones                 Vice President                    None
   Lindsey Kidder                Vice President                    None
   Thomas P. Luka                Vice President                    None
    Coleen Lynch                 Vice President                    None
    John Macejka                 Vice President                    None
   Geoff Marshall                Vice President                    None
  Christopher Mason              Vice President                    None
    Judy Snow May                Vice President                    None
    Don McCaughey                Vice President                    None
   Andy McClelland               Vice President                    None
    Dave McDonald                Vice President                    None
     Tim McEwen                  Vice President                    None
  Morgan C. Mohrman           Senior Vice President                None
     Don Murphy                  Vice President                    None
  James A. Naughton              Vice President                    None
    Joseph Nelson                Vice President                    None
   Mark D. Nelson                Vice President                    None
    Scott Nelson                 Vice President                    None
  Linda D. Newkirk               Vice President                    None
    James O'Brien                Vice President                    None
  James L. O'Connor              Vice President                  Treasurer
    Andrew Ogren                 Vice President                    None
     Philip Pace                 Vice President                    None
    Margaret Pier                Vice President                    None
    Shannon Price                Vice President                    None
    James Putman                 Vice President                    None
     James Queen                 Vice President                    None
    David Richman                Vice President                    None
      Tim Roach                  Vice President                    None
    Randy Skarda                 Vice President                    None
  Lawrence Sinsimer           Senior Vice President                None
   Bill Squadroni                Vice President                    None
   Joseph Staszkiw               Vice President                    None
  William M. Steul         Vice President and Director             None
Cornelius J. Sullivan         Senior Vice President                None
    Frank Sweeney                Vice President                    None
   Stefan Thielen                Vice President                    None
   Michael Tordone               Vice President                    None
   John M. Trotsky               Vice President                    None
    Jerry Vainisi                Vice President                    None
    John Vaughan                 Vice President                    None
     Chris Volf                  Vice President                    None
     Greg Walsh                  Vice President                    None
    Stan Weiland                 Vice President                    None
 Wharton P. Whitaker         President and Director                None
   Greg Whitehead                Vice President                    None
   Mark Whitehouse               Vice President                    None
    Steve Widder                 Vice President                    None
   Charles Womack                Vice President                    None
   Joseph Yasinski               Vice President                    None
     Trey Young                  Vice President                    None

    Gregor Yuska                 Vice President                    None

------------------------------------------
*  Address is The Eaton Vance Building, 255 State Street, Boston, MA  02109

     (c) Not applicable

Item 28. Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the relevant investment adviser or sub-adviser.

Item 29. Management Services

     Not applicable

Item 30. Undertakings

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on April 27, 2005.

                               EATON VANCE SPECIAL INVESTMENT TRUST


                               By:  /s/ Thomas E. Faust Jr.
                                    ------------------------------
                                    Thomas E. Faust Jr., President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2005.


      Signature                                      Title
      ---------                                      -----

/s/ Thomas E. Faust Jr.                President (Chief Executive Officer)
------------------------
Thomas E. Faust Jr.

/s/ James L. O'Connor                 Treasurer (and Principal Financial and
------------------------                       Accounting Officer
James L. O'Connor

/s/ James B. Hawkes                                 Trustee
------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
-------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
-------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                   SIGNATURES

     Capital Growth Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No.
2-27962) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                                     CAPITAL GROWTH PORTFOLIO


                                     By:  /s/ Duncan W. Richardson
                                          -------------------------------
                                          Duncan W. Richardson, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) has been signed below by the following persons in the capacities indicated on April 27, 2005.

      Signature                                      Title
      ---------                                      -----

/s/ Duncan W. Richardson               President (Chief Executive Officer)
--------------------------
Duncan W. Richardson

/s/ William J. Austin, Jr.            Treasurer (and Principal Financial and
--------------------------                     Accounting Officer
William J. Austin, Jr.

/s/ James B. Hawkes                                 Trustee
--------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
--------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
--------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
--------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
---------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
---------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                   SIGNATURES

     Emerging Markets Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                               EMERGING MARKETS PORTFOLIO


                               By:  Hon. Robert Lloyd George*
                                    -----------------------------------
                                    Hon. Robert Lloyd George, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) has been signed below by the following persons in the capacities indicated on April 27, 2005.

      Signature                                      Title
      ---------                                      -----

Hon. Robert Lloyd George*               President (Chief Executive Officer)
-----------------------------
Hon. Robert Lloyd George

/s/ Kristin S. Anagnost               Treasurer (and Principal Financial and
-----------------------------                  Accounting Officer
Kristin S. Anagnost

Hon. Edward K.Y. Chen*                              Trustee
----------------------------
Hon. Edward K.Y. Chen*

/s/ James B. Hawkes                                 Trustee
-----------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
-----------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
-----------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
-----------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
-----------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
-----------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                   SIGNATURES

     Investment Grade Income Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                                   INVESTMENT GRADE INCOME PORTFOLIO


                                   By:  /s/ Elizabeth S. Kenyon
                                        ------------------------------
                                        Elizabeth S. Kenyon, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) has been signed below by the following persons in the capacities indicated on April 27, 2005.

      Signature                                      Title
      ---------                                      -----

/s/ Elizabeth S. Kenyon                President (Chief Executive Officer)
--------------------------
Elizabeth S. Kenyon

/s/ William J. Austin, Jr.            Treasurer (and Principal Financial and
--------------------------                     Accounting Officer
William J. Austin, Jr.

/s/ James B. Hawkes                                 Trustee
--------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
--------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
--------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
--------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
---------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
---------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                   SIGNATURES

     Large-Cap Core Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No.
2-27962) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                                       LARGE-CAP CORE PORTFOLIO


                                       By:  /s/ Duncan W. Richardson
                                            -------------------------------
                                            Duncan W. Richardson, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) has been signed below by the following persons in the capacities indicated on April 27, 2005.

      Signature                                      Title
      ---------                                      -----

/s/ Duncan W. Richardson               President (Chief Executive Officer)
--------------------------
Duncan W. Richardson

Michelle A. Green*                    Treasurer (and Principal Financial and
--------------------------                     Accounting Officer
Michelle A. Green

/s/ James B. Hawkes                                 Trustee
--------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
--------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
--------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
--------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
---------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
---------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                   SIGNATURES

     Large-Cap Value Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                                LARGE-CAP VALUE PORTFOLIO


                                By:  /s/ Duncan W. Richardson
                                     -------------------------------
                                     Duncan W. Richardson, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) has been signed below by the following persons in the capacities indicated on April 27, 2005.

      Signature                                      Title
      ---------                                      -----

/s/ Duncan W. Richardson               President (Chief Executive Officer)
--------------------------
Duncan W. Richardson

/s/ William J. Austin, Jr.            Treasurer (and Principal Financial and
--------------------------                     Accounting Officer
William J. Austin, Jr.

/s/ James B. Hawkes                                 Trustee
--------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
--------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
--------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
--------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
---------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
---------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                   SIGNATURES

     Small-Cap Growth Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                                   SMALL-CAP GROWTH PORTFOLIO


                                   By:  /s/ Duncan W. Richardson
                                        -------------------------------
                                        Duncan W. Richardson, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) has been signed below by the following persons in the capacities indicated on April 27, 2005.

      Signature                                      Title
      ---------                                      -----

/s/ Duncan W. Richardson               President (Chief Executive Officer)
--------------------------
Duncan W. Richardson

/s/ William J. Austin, Jr.            Treasurer (and Principal Financial and
--------------------------                     Accounting Officer
William J. Austin, Jr.

/s/ James B. Hawkes                                 Trustee
--------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
--------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
--------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
--------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
---------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
---------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                   SIGNATURES

     South Asia Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No.
2-27962) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                                    SOUTH ASIA PORTFOLIO


                                    By:  Hon. Robert Lloyd George*
                                         -----------------------------------
                                         Hon. Robert Lloyd George, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) has been signed below by the following persons in the capacities indicated on April 27, 2005.

      Signature                                      Title
      ---------                                      -----

Hon. Robert Lloyd George*              President (Chief Executive Officer)
-----------------------------
Hon. Robert Lloyd George

/s/ William J. Austin, Jr.            Treasurer (and Principal Financial and
-----------------------------                  Accounting Officer
William J. Austin, Jr.

Hon. Edward K.Y. Chen*                              Trustee
----------------------------
Hon. Edward K.Y. Chen*

/s/ James B. Hawkes                                 Trustee
-----------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
-----------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
-----------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
-----------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
-----------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
-----------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                   SIGNATURES

     Special Equities Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                                 SPECIAL EQUITIES PORTFOLIO


                                 By:  /s/ Duncan W. Richardson
                                      -------------------------------
                                      Duncan W. Richardson, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) has been signed below by the following persons in the capacities indicated on April 27, 2005.

      Signature                                      Title
      ---------                                      -----

/s/ Duncan W. Richardson               President (Chief Executive Officer)
--------------------------
Duncan W. Richardson

/s/ Kristin S. Anagnost               Treasurer (and Principal Financial and
--------------------------                     Accounting Officer
Kristin S. Anagnost

/s/ James B. Hawkes                                 Trustee
--------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
--------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
--------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
--------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
---------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
---------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                   SIGNATURES

     Utilities Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No.
2-27962) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                                UTILITIES PORTFOLIO


                                By:  /s/ Duncan W. Richardson
                                     -------------------------------
                                     Duncan W. Richardson, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Special Investment Trust (File No. 2-27962) has been signed below by the following persons in the capacities indicated on April 27, 2005.

      Signature                                      Title
      ---------                                      -----

/s/ Duncan W. Richardson               President (Chief Executive Officer)
--------------------------
Duncan W. Richardson

/s/ William J. Austin, Jr.            Treasurer (and Principal Financial and
--------------------------                     Accounting Officer
William J. Austin, Jr.

/s/ James B. Hawkes                                 Trustee
--------------------------
James B. Hawkes

Samuel L. Hayes, III*                               Trustee
--------------------------
Samuel L. Hayes

William H. Park*                                    Trustee
--------------------------
William H. Park

Ronald A. Pearlman*                                 Trustee
--------------------------
Ronald A. Pearlman

Norton H. Reamer*                                   Trustee
---------------------------
Norton H. Reamer

Lynn A. Stout*                                      Trustee
---------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      -------------------------------------
      James B. Hawkes, As attorney-in-fact

                                  EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.


Exhibit No.    Description
-----------    -----------

  (b)(4)       Amendment to By-Laws dated February 7, 2005

  (i)          Opinion of Internal Counsel dated April 27, 2005

  (j)(1) Consent of Independent Registered Public Accounting Firm for Eaton Vance Balanced Fund

     (2) Consent of Independent Registered Public Accounting Firm for Eaton Vance Small-Cap Growth Fund

     (3) Consent of Independent Registered Public Accounting Firm for Eaton Vance Emerging Markets Fund

     (4) Consent of Independent Registered Public Accounting Firm for Eaton Vance Greater India Fund

     (5) Consent of Independent Registered Public Accounting Firm for Eaton Vance Large-Cap Value Fund

     (6) Consent of Independent Registered Public Accounting Firm for Eaton Vance Institutional Short Term Treasury Fund

     (7) Consent of Independent Registered Public Accounting Firm for Eaton Vance Special Equities Fund

     (8) Consent of Independent Registered Public Accounting Firm for Eaton Vance Utilities Fund

     (9) Consent of Independent Registered Public Accounting Firm for Eaton Vance Large-Cap Core Fund

     (10) Consent of Independent Registered Public Accounting Firm for Eaton Vance Small-Cap Value Fund

     (11) Consent of Independent Registered Public Accounting Firm for Eaton Vance Institutional Short Term Income Fund